PROSPECTUS SUPPLEMENT	JANUARY 14, 2010
(To Prospectus dated April 17, 2009)

5,500,000 Shares

Common Stock
$23.61 per share

We are offering 5,500,000 shares of our common stock. We are a non-diversified, closed-end management investment company that began investment activities on September 28, 2004. Our investment objective is to obtain a high after-tax total return by investing at least 85% of our total assets in energy-related master limited partnerships and their affiliates (collectively, “MLPs”), and in other companies that, as their principal business, operate assets used in the gathering, transporting, processing, storing, refining, distributing, mining or marketing of natural gas, natural gas liquids (including propane), crude oil, refined petroleum products or coal (collectively with MLPs, “Midstream Energy Companies”). This prospectus supplement, together with the accompanying prospectus dated April 17, 2009, sets forth the information that you should know before investing.

Our currently outstanding shares of common stock are, and the common stock offered by this prospectus supplement and accompanying prospectus, subject to notice of issuance, will be, listed on the New York Stock Exchange under the symbol “KYN.” The last reported sale price of our common stock on January 13, 2010 was $25.28 per share. The net asset value per share of our common stock at the close of business on January 13, 2010 was $21.46.

This investment involves risks. See “Risk Factors” beginning on page 10 of the accompanying prospectus.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the adequacy or accuracy of this prospectus supplement or the accompanying prospectus. Any representation to the contrary is a criminal offense.

	Per Share	Total
Public offering price	$23.61	$129,855,000

Underwriting discounts and commissions	$0.94	$5,170,000

Proceeds, before expenses, to us	$22.67	$124,685,000

The underwriters may also purchase up to an additional 825,000 shares of our common stock at the public offering price, less underwriting discounts and commissions, payable by us to cover over-allotments, if any, within 45 days from the date of this prospectus supplement. If the underwriters exercise the option in full, the total underwriting discounts and commissions will be $5,945,500, and the total proceeds, before expenses, to us will be $143,387,750.

The underwriters are offering the shares of common stock as set forth under “Underwriting.” Delivery of the shares of common stock will be made on or about January 20, 2010.

Joint Book – Running Managers

UBS Investment Bank	BofA Merrill Lynch	Citi	Morgan Stanley

You should rely only on the information contained or incorporated by reference in this prospectus supplement and the accompanying prospectus, which we refer to collectively as the “Prospectus.” This prospectus supplement and the accompanying prospectus set forth certain information about us that a prospective investor should carefully consider before making an investment in our securities. This prospectus supplement, which describes the specific terms of this offering, also adds to and updates information contained in the accompanying prospectus and the documents incorporated by reference in the accompanying prospectus. The accompanying prospectus gives more general information, some of which may not apply to this offering. If the description of this offering varies between this prospectus supplement and the accompanying prospectus, you should rely on the information contained in this prospectus supplement; provided that if any statement in one of these documents is inconsistent with a statement in another document having a later date and incorporated by reference into the accompanying prospectus or prospectus supplement, the statement in the incorporated document having the later date modifies or supersedes the earlier statement. We have not authorized anyone to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted or where the person making the offer or sale is not qualified to do so or to any person to whom it is not permitted to make such offer or sale. The information contained in or incorporated by reference in this prospectus supplement and the accompanying prospectus is accurate only as of the respective dates on their front covers, regardless of the time of delivery of this prospectus supplement, the accompanying prospectus, or the sale of the common stock. Our business, financial condition, results of operations and prospects may have changed since that date.

Prospectus
Prospectus Summary	1
Forward-Looking Statements	4
Kayne Anderson MLP Investment Company	5
Fees and Expenses	6
Financial Highlights	8
Market and Net Asset Value Information	8
Use of Proceeds	9
Risk Factors	10
Distributions	25
Dividend Reinvestment Plan	26
Investment Objective and Policies	28
Use of Leverage	33
Management	36
Net Asset Value	41
Description of Capital Stock	43
Description of Preferred Stock	46
Description of Debt Securities	48
Our Structure; Common Stock Repurchases and Change in Our Structure	50
Tax Matters	52
Plan of Distribution	55
Transfer Agent and Dividend-Paying Agent	58
Administrator, Custodian and Fund Accountant	58
Legal Matters	58
Table of Contents of Our Statement of Additional Information	59
Financial Statements as of and for the Year Ended November 30, 2008	G-1

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You should read this prospectus supplement and the accompanying prospectus before deciding whether to invest and retain it for future reference. A statement of additional information, dated April 17, 2009 (“SAI”), as supplemented from time to time, containing additional information about us, has been filed with the Securities and Exchange Commission (“SEC”) and is incorporated by reference in its entirety into this prospectus supplement. You may request a free copy of our SAI by calling (877) 657-3863/MLP-FUND, or by writing to us. Electronic copies of the accompanying prospectus, our stockholder reports and our SAI are also available on our website (http://www.kaynefunds.com). You may also obtain copies of these documents (and other information regarding us) from the SEC’s web site (http://www.sec.gov).

CAUTIONARY NOTICE REGARDING FORWARD-LOOKING STATEMENTS

This prospectus supplement, the accompanying prospectus and the SAI contain forward-looking statements. All statements other than statements of historical facts included in this prospectus that address activities, events or developments that we expect, believe or anticipate will or may occur in the future are forward-looking statements including, in particular, the statements about our plans, objectives, strategies and prospects regarding, among other things, our financial condition, results of operations and business. We have identified some of these forward-looking statements with words like “believe,” “may,” “could,” “might,” “forecast,” “possible,” “potential,” “project,” “will,” “should,” “expect,” “intend,” “plan,” “predict,” “anticipate,” “estimate,” “approximate” or “continue” and other words and terms of similar meaning and the negative of such terms. Such forward-looking statements may be contained in this prospectus supplement as well as in the accompanying prospectus. These forward-looking statements are based on current expectations about future events affecting us and are subject to uncertainties and factors relating to our operations and business environment, all of which are difficult to predict and many of which are beyond our control. Many factors mentioned in our discussion in this prospectus supplement and the accompanying prospectus, including the risks outlined under “Risk Factors,” will be important in determining future results. In addition, several factors that could materially affect our actual results are the ability of the MLPs and other Midstream Energy Companies in which we invest to achieve their objectives, our ability to source favorable private investments, the timing and amount of distributions and dividends from the MLPs and other Midstream Energy Companies in which we intend to invest, the dependence of our future success on the general economy and its impact on the industries in which we invest and other factors discussed in our periodic filings with the SEC.

Although we believe that the expectations reflected in our forward-looking statements are reasonable, we do not know whether our expectations will prove correct. They can be affected by inaccurate assumptions we might make or by known or unknown risks and uncertainties. The factors identified above are believed to be important factors, but not necessarily all of the important factors, that could cause our actual results to differ materially from those expressed in any forward-looking statement. Unpredictable or unknown factors could also have material adverse effects on us. Since our actual results, performance or achievements could differ materially from those expressed in, or implied by, these forward-looking statements, we cannot give any assurance that any of the events anticipated by the forward-looking statements will occur or, if any of them do, what impact they will have on our results of operations and financial condition. All forward-looking statements included in this prospectus supplement, the accompanying prospectus, or the SAI are expressly qualified in their entirety by the foregoing cautionary statements. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of such documents. We do not undertake any obligation to update, amend or clarify these forward-looking statements or the risk factors contained therein, whether as a result of new information, future events or otherwise, except as may be required under the federal securities laws. We acknowledge that, notwithstanding the foregoing statements, the Private Securities Litigation Reform Act of 1995 does not apply to investment companies such as us.

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PROSPECTUS SUPPLEMENT SUMMARY

This summary provides an overview of selected information and does not contain all of the information you should consider before investing in our common stock. You should read carefully the entire prospectus supplement, the accompanying prospectus, including the section entitled “Risk Factors” and the financial statements and related notes, before making an investment decision.

THE COMPANY

Kayne Anderson MLP Investment Company, a Maryland corporation, is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Our investment objective is to obtain a high after-tax total return by investing at least 85% of our total assets in MLPs and other Midstream Energy Companies. We also must comply with the SEC’s rule regarding investment company names, which requires us, under normal market conditions, to invest at least 80% of our total assets in MLPs so long as “MLP” is in our name. Our currently outstanding shares of common stock are, and the shares of common stock sold pursuant to this prospectus supplement and accompanying prospectus, subject to notice of issuance, will be listed on the New York Stock Exchange (“NYSE”) under the symbol “KYN.”

We began investment activities in September 2004 following our initial public offering. As of December 31, 2009, we had net assets applicable to our common stock of approximately $1.1 billion and total assets of approximately $1.7 billion.

INVESTMENT ADVISER

KA Fund Advisors, LLC, or KAFA, is our investment adviser, responsible for implementing and administering our investment strategy. KAFA is a subsidiary of Kayne Anderson Capital Advisors, L.P. (“KACALP” and together with KAFA, “Kayne Anderson”), a SEC-registered investment adviser. As of November 30, 2009, Kayne Anderson and its affiliates managed approximately $8.0 billion, including approximately $4.0 billion in MLPs and other Midstream Energy Companies. Kayne Anderson has invested in MLPs and other Midstream Energy Companies since 1998. We believe that Kayne Anderson has developed an understanding of the MLP market that enables it to identify and take advantage of public MLP investment opportunities. In addition, Kayne Anderson’s senior professionals have developed a strong reputation in the energy sector and have many long-term relationships with industry managers, which we believe gives Kayne Anderson an important advantage in sourcing and structuring private investments.

PORTFOLIO INVESTMENTS

Our investments in the securities of MLPs and other Midstream Energy Companies are principally in equity securities issued by MLPs. Generally, we invest in equity securities of (i) master limited partnerships, including preferred, common and subordinated units and general partner interests, (ii) owners of such interests in master limited partnerships, and (iii) other Midstream Energy Companies. We may also invest in debt securities of MLPs and other Midstream Energy Companies with varying maturities of up to 30 years.

We are permitted to invest up to 50% of our total assets in unregistered or otherwise restricted securities of MLPs and other Midstream Energy Companies, including securities issued by private companies. We may invest up to 15% of our total assets in any single issuer.

We are permitted to invest up to 20% of our total assets in debt securities of MLPs and other Midstream Energy Companies, including below investment grade debt securities rated, at the time of investment, at least B3 by Moody’s Investors Service, Inc., or Moody’s, B- by Standard & Poor’s or Fitch Ratings, or Fitch, or, if unrated, determined by Kayne Anderson to be of comparable quality. In addition, up to one-quarter of our permitted investments in debt securities (or up to 5% of our total assets) may include unrated debt securities of private companies.

As of December 31, 2009, we held $1.7 billion in equity investments and $32 million in fixed income investments. As of that date, we held restricted securities with a fair market value of $4 million. Our top 10 largest holdings by issuer as of that date were:

				Amount	Percent of Total
	Company	Sector	Type of Securities	($ millions)	Investments

1.	Plains All American Pipeline, L.P.	Midstream MLP	Common Units	152.0	8.9%
2.	Enterprise Products Partners L.P.	Midstream MLP	Common Units	130.3	7.6%
3.	Magellan Midstream Partners, L.P.	Midstream MLP	Common Units	127.5	7.4%
4.	Inergy, L.P.	Propane MLP	Common Units	118.4	6.9%
5.	Kinder Morgan Management, LLC	MLP Affiliate	Common Shares	106.3	6.2%
6.	MarkWest Energy Partners, L.P.	Midstream MLP	Common Units and Senior Notes	98.1	5.7%
7.	Copano Energy, L.L.C.	Midstream MLP	Common Units and Senior Notes	83.9	4.9%
8.	Energy Transfer Partners, L.P.	Midstream MLP	Common Units	81.0	4.7%
9.	Energy Transfer Equity, L.P.	General Partner MLP	Common Units	73.3	4.3%
10.	Enbridge Energy Partners, L.P.	Midstream MLP	Common Units	71.3	4.2%

RECENT DEVELOPMENTS

Auction Rate Preferred Stock

As of November 30, 2009, we had 3,000 shares of our Series D Auction Rate Preferred Stock (the “ARP Shares”) outstanding, totaling $75 million. Holders of the ARP Shares are entitled to receive cash dividend payments at an annual rate that may vary for each rate period. The ARP Shares have a liquidation preference of $25,000 per share. Since February 14, 2008, there have been more ARP Shares offered for sale than there were buyers of the ARP Shares, and as a result, the auctions for the ARP Shares have failed. Consequently, the dividend rate on the ARP Shares has been set at the maximum rate. Based on our current credit ratings, the maximum rate is equal to 200% of the greater of (a) the AA Composite Commercial Paper Rate or (b) the applicable LIBOR. The dividend rate as of January 7, 2010 was 0.416%.

In addition, on December 14, 2009, an investment advisory firm claiming to represent owners of 31.5% of our outstanding ARP Shares filed a Schedule 13D, or a Beneficial Ownership Report, with the SEC, disclosing its intention to nominate a candidate for election by the ARP Shares to our Board of Directors at the next annual meeting of stockholders. That nomination was formally made in a letter to our Secretary, also dated December 14, 2009. The Nominating Committee of our Board of Directors has not yet made a recommendation with respect to such nominee. Based on that letter and prior communications with officers of the Company, the aforementioned firm may seek to influence the timing and terms of our repurchase of the ARP Shares. In such 13D filing, that firm disclosed that it purchased a portion of such ARP Shares in private transactions at a discount to the liquidation preference after the auctions related to the ARP Shares began to fail in February 2008.

On December 16, 2009, we announced that our Board of Directors is actively considering refinancing alternatives for the ARP Shares. We and our Board of Directors have been in discussions with our underwriters, as well as with certain large preferred shareholders, to develop a solution that balances the interests of both common and preferred shareholders.

We continue to explore alternatives for the repurchase or redemption of the ARP Shares. It is our goal to repurchase or redeem the ARP Shares during 2010. However, such repurchase or redemption will be dependent upon many factors, including accessing new preferred equity on acceptable terms. There can be no assurance as to whether or when such repurchase or redemption will occur.

Moody’s Credit Rating

On December 23, 2009, Moody’s Investor Service (“Moody’s”) announced that it has placed on review for possible downgrade our senior notes, rated Aaa, and our ARP Shares, rated Aa2. Moody’s placed the senior notes and preferred shares of other closed-end funds that invest in MLPs on review for possible downgrade on that same date. Moody’s action was prompted by concerns regarding each closed-end fund’s exposure to the MLP asset class. We plan to work with Moody’s to address their concerns about MLPs. No assurances can be made that our effort to address their concerns will be successful, but we do not anticipate that any such downgrade will have a material impact on us.

DISTRIBUTIONS

We have paid distributions to common stockholders every fiscal quarter since inception. Cumulative distributions paid since inception total $9.58 per share and our distribution rate has increased by 28% from an indicative quarterly rate of $0.375 per share to our most recent quarterly distribution of $0.48 per share to be paid to common stockholders on January 15, 2010). We intend to continue to pay quarterly distributions to our common stockholders. Our next regularly scheduled quarterly distribution will be for our fiscal quarter ending February 28, 2010 and, if approved by our Board of Directors, will be paid to common stockholders on or about April 15, 2010. Payment of future distributions is subject to approval by our Board of Directors, as well as meeting the covenants of our senior debt and the asset coverage requirements of the 1940 Act. The distributions we have paid since inception are as follows:

Payment Date	Distribution per Share ($)

January 15, 2010(1)	0.4800
October 9, 2009	0.4800
July 10, 2009	0.4800
April 17, 2009	0.4800
January 9, 2009	0.5000
October 10, 2008	0.5000
July 11, 2008	0.5000
April 11, 2008	0.4975
January 11, 2008	0.4950
October 12, 2007	0.4900
July 12, 2007	0.4900
April 13, 2007	0.4800
January 12, 2007	0.4700
October 13, 2006	0.4500
July 13, 2006	0.4400
April 13, 2006	0.4300
January 12, 2006	0.4250
October 14, 2005	0.4200
July 15, 2005	0.4150
April 15, 2005	0.4100
January 14, 2005	0.2500	(2)

(1)	On December 15, 2009, we declared a distribution of $0.48 per share to be paid on January 15, 2010 to stockholders of record on January 6, 2010.
(2)	Represents a partial payment for approximately two months. The indicative quarterly rate was $0.375 per share.

THE OFFERING

Common stock we are offering	5,500,000 shares
Common stock to be outstanding after this offering	57,079,541 shares(1)
Use of proceeds after expenses	We estimate that our net proceeds from this offering after expenses without exercise of the over-allotment option will be approximately $124 million. We intend to use the net proceeds to make investments in portfolio companies in accordance with our investment objective and for general corporate purposes. See “Use of Proceeds.”
Risk factors	See “Risk Factors” and other information included in the accompanying prospectus for a discussion of factors you should carefully consider before deciding to invest in shares of our common stock.
NYSE Symbol	“KYN”

(1)	The number of shares outstanding after the offering assumes the underwriters’ over-allotment option is not exercised. If the over-allotment option is exercised in full, we will issue and sell an additional 825,000 shares.

The shareholder transaction expenses can be summarized as follows:

Underwriting discounts and commissions (as a percentage of offering price)	3.98%
Net offering expenses borne by us (as a percentage of offering price)	0.15%
Dividend reinvestment plan fees(2)	None

(2)	You will pay brokerage charges if you direct American Stock Transfer & Trust Company, as agent for our common stockholders, to sell your common stock held in a dividend reinvestment account.

USE OF PROCEEDS

We estimate that the net proceeds from the sale of the 5,500,000 shares of common stock that we are offering will be approximately $124 million, after deducting the underwriting discounts and commissions and estimated offering expenses payable by us. If the underwriters exercise their over-allotment option in full, we estimate that our net proceeds from this offering will be approximately $143 million, after deducting the underwriting discounts and commissions and estimated offering expenses payable by us.

We intend to use the net proceeds of the offering to make investments in portfolio companies in accordance with our investment objective and policies and for general corporate purposes.

Pending such investments, we anticipate (i) either investing the proceeds in short-term securities issued by the U.S. government or its agencies or instrumentalities or in high quality, short-term or long-term debt obligations or money market instruments and (ii) repaying all or a portion of the indebtedness owed under our existing unsecured revolving credit facility. A delay in the anticipated use of proceeds could lower returns, reduce our distribution to common stockholders and reduce the amount of cash available to make dividend and interest payments on preferred stock and debt securities, respectively.

As of the date of this prospectus, we had approximately $15 million aggregate principal amount outstanding on our credit facility. Amounts repaid under our credit facility will remain available for future borrowings. Outstanding balances under the credit facility accrue interest daily at a rate equal to the one-month LIBOR plus 2.25% per annum based on current asset coverage ratios. The interest rate may vary between LIBOR plus 2.25% and LIBOR plus 3.50% depending on asset coverage ratios. We will pay a fee equal to a rate of 0.50% per annum on any unused amounts of the credit facility. As of the date of this prospectus supplement, the current rate is 2.49%.

CAPITALIZATION

The following table sets forth our capitalization (i) as of August 31, 2009, (ii) as adjusted to give effect to the issuance of $110 million of senior notes on November 4, 2009 and (iii) as further adjusted to give effect to the common shares offered hereby. As indicated below, common stockholders will bear the offering costs associated with this offering.

	As of August 31, 2009
	Actual	As Adjusted	As Further Adjusted
	(In thousands, except share and per share data)
		(Unaudited)

Cash and cash equivalents	$0	$0	$122,484	(1)

Short-Term Debt:
Unsecured revolving credit facility	$2,000	$2,000	$0
Long-Term Debt:
Senior Notes Series G(2)	$75,000	$75,000	$75,000
Senior Notes Series H(2)	20,000	0	0
Senior Notes Series I(2)	60,000	60,000	60,000
Senior Notes Series J(2)	24,000	0	0
Senior Notes Series K(2)	125,000	125,000	125,000
Senior Notes Series M(2)	0	60,000	60,000
Senior Notes Series N(2)	0	50,000	50,000

Total Long-Term Debt:	$304,000	$370,000	$370,000
Preferred Stock:
Series D Auction Rate Preferred Stock, $0.001 par value per share, liquidation value $25,000 per share (3,000 shares issued and outstanding, 10,000 shares authorized)(2)	$75,000	$75,000	$75,000
Common Stockholders’ Equity:
Common stock, $0.001 par value per share, 199,990,000 shares authorized (51,294,195 shares issued and outstanding; 57,079,541 shares issued and outstanding as further adjusted)(2)(3)(4)	$51	$51	$57
Paid-in capital(5)	903,842	903,842	1,028,321
Accumulated net investment loss, net of income taxes, less dividends	(115,589)	(115,589)	(115,589)
Accumulated realized gains on investments and interest rate swap contracts, net of income taxes	43,931	43,931	43,931
Net unrealized gains on investments and interest rate swap contracts, net of income taxes	91,840	91,840	91,840

Net assets applicable to common Stockholders	$924,075	$924,075	$1,048,560

(1)	As described under “Use of Proceeds,” we intend to use the net proceeds from this offering to make investments in portfolio companies in accordance with our investment objective and policies and for general corporate purposes. Pending such investments, we anticipate (i) either investing the proceeds in short-term securities issued by the U.S. government or its agencies or instrumentalities or in high quality, short-term or long-term debt obligations or money market instruments, and (ii) repaying all or a portion of the indebtedness owed under our existing unsecured revolving credit facility.

(2)	We do not hold any of these outstanding securities for our account.

(3)	This does not include shares that may be issued in connection with the underwriters’ over-allotment option.

(4)	On October 9, 2009, we issued 285,346 shares of common stock pursuant to our dividend reinvestment plan.

(5)	As further adjusted, additional paid-in capital reflects the proceeds of the issuance of shares of common stock offered hereby ($129,855), less $0.001 par value per share of common stock ($6), less the underwriting discounts and commissions ($5,170) and less the net estimated offering costs borne by us ($200) related to the issuance of the shares.

UNDERWRITING

We are offering the shares of our common stock described in this prospectus supplement through the underwriters named below. UBS Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc. and Morgan Stanley & Co. Incorporated are the joint book-running managers of the offering. We have entered into an underwriting agreement with the underwriters. Subject to the terms and conditions of the underwriting agreement, each of the underwriters has severally agreed to purchase the number of shares of common stock listed next to its name in the following table.

Number of
Underwriters	Shares

UBS Securities LLC	1,375,00
Merrill Lynch, Pierce, Fenner & Smith Incorporated	1,375,00
Citigroup Global Markets Inc.	1,375,00
Morgan Stanley & Co. Incorporated	1,375,00
Total	5,500,000

The underwriting agreement provides that the obligations of the underwriters to purchase the shares included in this offering are subject to approval of legal matters by counsel and to other conditions. The underwriting agreement provides that the underwriters must buy all of the shares if they buy any of them. However, the underwriters are not required to take or pay for the shares covered by the underwriters’ over-allotment option described below.

Our common stock is offered subject to a number of conditions, including:

➢	receipt and acceptance of our common stock by the underwriters; and

➢	the underwriters’ right to reject orders in whole or in part.

In connection with this offering, certain of the underwriters or securities dealers may distribute prospectuses electronically.

OVER-ALLOTMENT OPTION

We have granted the underwriters an option to buy up to an aggregate of 825,000 additional shares of common stock. The underwriters may exercise this option solely for the purpose of covering over-allotments, if any, made in connection with this offering. The underwriters have 45 days from the date of this prospectus supplement to exercise this option. If the underwriters exercise this option, they will each purchase additional shares approximately in proportion to the amounts specified in the table above.

COMMISSIONS AND DISCOUNTS

Shares sold by the underwriters to the public will be offered at the public offering price set forth on the cover page of this prospectus supplement. Any shares sold by the underwriters to securities dealers may be sold at a discount of up to $0.57 per share from the public offering price. Any of these securities dealers may resell any shares purchased from the underwriters to other brokers or dealers at a discount of up to $0.10 from the public offering price. Sales of shares made outside of the U.S. may be made by affiliates of the underwriters. If all of the shares are not sold at the public offering price, the underwriters may change the offering price and the other selling terms. Upon execution of the underwriting agreement, the underwriters will be obligated to purchase the shares at the prices and upon the terms stated therein and, as a result, will thereafter bear any risk associated with changing the offering price to the public and other selling terms. Investors must pay for their shares of common stock on or before January 20, 2010.

The following table shows the per share and total underwriting discounts and commissions we will pay to the underwriters assuming both no exercise and full exercise of the underwriters’ option to purchase up to an additional 825,000 shares of common stock.

	No Exercise	Full Exercise

Per share	$0.94	$0.94
Total	$5,170,000	$5,945,500

We estimate that the total expenses of this offering payable by us, not including the underwriting discounts and commissions, will be approximately $200,000.

NO SALES OF SIMILAR SECURITIES

We, Kayne Anderson and certain officers of Kayne Anderson, including all of our officers, and our directors who own shares of our common stock and/or purchase shares of our common stock in this offering, have entered into lock-up agreements with the underwriters. Under these agreements, subject to certain exceptions, we and each of these persons may not, without the prior written consent of UBS Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc. and Morgan Stanley & Co. Incorporated, offer, sell, contract to sell or otherwise dispose of, directly or indirectly, or hedge our common stock or securities convertible into or exchangeable or exercisable for our common stock for a period of 60 days after the date of this prospectus supplement. In the event that either (x) during the last 17 days of the 60-day period referred to above, we issue an earnings release or (y) prior to the expiration of such 60 days, we announce that we will release earnings during the 16-day period beginning on the last day of such 60-day period, the restrictions described above shall continue to apply until the expiration of the 18-day period beginning on the date of the earnings or the press release.

We have agreed to indemnify the underwriters against certain liabilities, including certain liabilities under the Securities Act. If we are unable to provide this indemnification, we have agreed to contribute to payments the underwriters may be required to make in respect of those liabilities.

NYSE LISTING

Our currently outstanding shares of common stock are, and the shares of common stock sold pursuant to this prospectus supplement and the accompanying prospectus, subject to notice of issuance, will be listed on the NYSE under the symbol “KYN.”

PRICE STABILIZATION, SHORT POSITIONS

In connection with this offering, the underwriters may engage in activities that stabilize, maintain or otherwise affect the price of our common stock, including:

➢	stabilizing transactions;

➢	short sales;

➢	purchases to cover positions created by short sales;

➢	imposition of penalty bids; and

➢	syndicate covering transactions.

Stabilizing transactions consist of bids or purchases made for the purpose of preventing or retarding a decline in the market price of our common stock while this offering is in progress. These transactions may also include making short sales of our common stock which involve the sale by the underwriters of a greater number of shares of common stock than they are required to purchase in this offering.

Short sales may be “covered short sales,” which are short positions in an amount not greater than the underwriters’ over-allotment option referred to above, or may be “naked short sales,” which are short positions in excess of that amount.

The underwriters may close out any covered short position by either exercising their over-allotment option, in whole or in part, or by purchasing shares in the open market. In making this determination, the underwriters will consider, among other things, the price of shares available for purchase in the open market as compared to the price at which they may purchase share through the over-allotment option.

The underwriters may close out any naked short sale position by purchasing shares in the open market. A naked short position is more likely to be created if the underwriters are concerned that there may be downward pressure on the price of the common stock in the open market that could adversely affect investors who purchased in this offering.

The underwriters may also impose a penalty bid. This occurs when a particular underwriter repays to the underwriters a portion of the underwriting discounts and commissions received by it because the representatives have repurchased shares sold by or for the account of that underwriter in stabilizing or short covering transactions.

As a result of these activities, the price of our common stock may be higher than the price that otherwise might exist in the open market. If these activities are commenced, they may be discontinued by the underwriters at any time. The underwriters may carry out these transactions on the NYSE or in the over-the-counter market, or otherwise.

Neither we nor any of the underwriters make any representation or prediction as to the direction or magnitude of any effect that the transactions described above may have on the price of the common stock. In addition, neither we nor any of the underwriters make any representation that the underwriters will engage in these stabilizing transactions or that any transaction, if commenced, will not be discontinued without notice.

AFFILIATIONS

Some of the underwriters and their affiliates may from time to time in the future engage in transactions with us and perform services for us in the ordinary course of their business.

As of the date of this prospectus supplement, affiliates of Merrill Lynch, Pierce, Fenner & Smith Incorporated and Citigroup Global Markets Inc. owned approximately $11 million and $37 million, respectively, of our ARP Shares. See “Prospectus Supplement Summary — Recent Developments-Auction Rate Preferred Stock.” Affiliates of UBS Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Citigroup Global Markets Inc. are lenders under our credit facility. See “Use of Proceeds.”

LEGAL MATTERS

Certain legal matters in connection with our common stock will be passed upon for us by Paul, Hastings, Janofsky & Walker LLP, Los Angeles, California, and for the underwriters by Sidley Austin LLP, New York, New York. Paul, Hastings, Janofsky & Walker LLP and Sidley Austin LLP may rely as to certain matters of Maryland law on the opinion of Venable LLP, Baltimore, Maryland.

WHERE YOU CAN FIND MORE INFORMATION

We are subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the 1940 Act, and are required to file reports, including annual and semi-annual reports, proxy statements and other information with the SEC. We voluntarily file quarterly shareholder reports. Our most recent shareholder report filed with the SEC is for the six-month period ended May 31, 2009. These documents are available on the SEC’s EDGAR system and can be inspected and copied for a fee at the SEC’s public reference room, 100 F Street, N.E., Room 1580, Washington, D.C. 20549. Additional information about the operation of the public reference room facilities may be obtained by calling the SEC at (202) 551-5850.

This prospectus supplement and the accompanying prospectus do not contain all of the information in our registration statement, including amendments, exhibits, and schedules. Statements in this prospectus supplement and the accompanying prospectus about the contents of any contract or other document are not necessarily complete and in each instance reference is made to the copy of the contract or other document filed as an exhibit to the registration statement, each such statement being qualified in all respects by this reference. Additional information about us can be found in our Registration Statement (including amendments, exhibits, and schedules) on Form N-2 filed with the SEC. The SEC maintains a web site (http://www.sec.gov) that contains our Registration Statement, other documents incorporated by reference, and other information we have filed electronically with the SEC, including proxy statements and reports filed under the Exchange Act.

UNAUDITED FINANCIAL STATEMENTS
AS OF AND FOR THE NINE MONTHS ENDED AUGUST 31, 2009

KAYNE ANDERSON MLP INVESTMENT COMPANY
SCHEDULE OF INVESTMENTS
AUGUST 31, 2009
(amounts in 000’s, except number of option contracts)
(UNAUDITED)

	No. of
Description	Shares/Units	Value
Long-Term Investments — 146.0%
Equity Investments(a) — 141.4%
Midstream MLP(b) — 91.6%
Boardwalk Pipeline Partners, LP	369	$8,648
Buckeye Partners, L.P.	736	34,555
Copano Energy, L.L.C.	3,370	52,329
Crosstex Energy, L.P.(c)	3,084	12,088
DCP Midstream Partners, LP	618	13,842
Duncan Energy Partners L.P.	262	4,758
El Paso Pipeline Partners, L.P.	538	10,456
Enbridge Energy Partners, L.P.(d)	1,214	52,040
Energy Transfer Partners, L.P.	1,812	73,459
Enterprise Products Partners L.P.	3,829	103,379
Exterran Partners, L.P.	905	14,142
Global Partners LP	1,376	30,356
Holly Energy Partners, L.P.	278	10,184
Magellan Midstream Partners, L.P.	957	34,664
MarkWest Energy Partners, L.P.	2,733	56,468
Martin Midstream Partners L.P.	341	8,182
ONEOK Partners, L.P.(d)	632	31,661
Plains All American Pipeline, L.P.(e)	2,876	136,455
Quicksilver Gas Services LP	248	3,643
Regency Energy Partners LP	2,858	46,521
Spectra Energy Partners, LP	297	6,881
Targa Resources Partners LP	242	4,093
TC PipeLines, LP	836	30,521
TEPPCO Partners, L.P.	183	6,039
TransMontaigne Partners L.P.	233	6,273
Western Gas Partners, LP	815	13,735
Williams Partners L.P.	1,565	31,066
Williams Pipeline Partners L.P.	548	10,121

		846,559

Propane MLP — 9.7%
Inergy, L.P.	3,216	89,668

Shipping MLP — 6.1%
Capital Product Partners L.P.	785	6,207
K-Sea Transportation Partners L.P.	582	11,157
Navios Maritime Partners L.P.	472	5,521
OSG America L.P.	624	5,225
Teekay LNG Partners L.P.	907	20,817
Teekay Offshore Partners L.P.	534	7,511

		56,438

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY
SCHEDULE OF INVESTMENTS
AUGUST 31, 2009
(amounts in 000’s, except number of option contracts)
(UNAUDITED)

	No. of
Description	Shares/Units	Value
Coal MLP — 0.5%
Alliance Resource Partners, L.P.	87	$2,870
Clearwater Natural Resources, LP — Unregistered(c)(f)(g)	(h)	—
Penn Virginia Resource Partners, L.P.	87	1,292

		4,162

Upstream MLP — 0.3%
Legacy Reserves LP	206	3,165

MLP Affiliates(b) — 12.3%
Enbridge Energy Management, L.L.C.(i)	625	26,312
Kinder Morgan Management, LLC(d)(i)	1,844	87,282

		113,594

General Partner MLP(b) — 20.3%
Alliance Holdings GP L.P.	629	12,742
CNR GP Holdco, LLC — Unregistered(c)(f)(g)(j)	N/A	—
Energy Transfer Equity, L.P.	2,490	66,949
Enterprise GP Holdings L.P.	1,243	34,796
Inergy Holdings, L.P.	67	2,940
Magellan Midstream Holdings, L.P.	3,224	70,188

		187,615

Other MLP — 0.6%
Calumet Specialty Products Partners, L.P.	373	5,283

Total Equity Investments (Cost — $1,152,730)		1,306,484

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY
SCHEDULE OF INVESTMENTS
AUGUST 31, 2009
(amounts in 000’s, except number of option contracts)
(UNAUDITED)

	Interest	Maturity	Principal
Description	Rate	Date	Amount	Value
Energy Debt Investments — 4.6%
Coal MLP — 0.6%
Clearwater Natural Resources, LP(c)(f)(g)	(k)	12/3/09	$13,601	$6,120

Midstream MLP — 2.0%
El Paso Corporation	7.75%	1/15/32	5,000	4,452
MarkWest Energy Partners, L.P.	8.75	4/15/18	6,149	5,842
MarkWest Energy Partners, L.P.	6.88	11/1/14	3,500	3,185
Regency Energy Partners LP	9.38	6/1/16	5,000	5,000

				18,479

Upstream MLP(b) — 2.0%
Atlas Energy Resources, LLC	12.13	8/1/17	9,000	9,495
Atlas Energy Resources, LLC	10.75	2/1/18	8,747	8,834

				18,329

Total Energy Debt Investments (Cost — $46,472)				42,928

Total Long-Term Investments (Cost — $1,199,202)				1,349,412

Short-Term Investment — 0.2%
Repurchase Agreement — 0.2%
J.P. Morgan Securities Inc. (Agreement dated 8/31/09 to be repurchased at $1,700), collateralized by $1,750 in U.S. Treasury note (Cost — $1,700)	0.12	9/1/09		1,700

Total Investments — 146.2% (Cost — $1,200,902)				1,351,112

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY
SCHEDULE OF INVESTMENTS
AUGUST 31, 2009
(amounts in 000’s, except number of option contracts)
(UNAUDITED)

	No. of
Description	Contracts	Value
Liabilities
Option Contracts Written(c)
Midstream MLP
Enbridge Energy Partners, L.P., call option expiring 9/19/09 @ $40.00	500	$ (137)
Enbridge Energy Partners, L.P., call option expiring 9/19/09 @ $45.00	500	(10)
ONEOK Partners, L.P., call option expiring 9/19/09 @ $50.00	1,000	(85)

Total Call Option Contracts Written (Premiums Received — $231)		(232)
Senior Unsecured Notes		(304,000)
Unrealized Depreciation on Interest Rate Swap Contracts		(1,536)
Revolving Credit Line		(2,000)
Deferred Taxes		(19,330)
Other Liabilities		(28,276)

Total Liabilities		(355,374)
Other Assets		3,337

Total Liabilities in Excess of Other Assets		(352,037)
Preferred Stock at Redemption Value		(75,000)

Net Assets Applicable to Common Stockholders		$ 924,075

(a)	Unless otherwise noted, equity investments are common units/common shares.

(b)	Includes Limited Liability Companies.

(c)	Security is non-income producing.

(d)	Security or a portion thereof is segregated as collateral on option contracts written or interest rate swap contracts.

(e)	The Company believes that it is an affiliate of Plains All American, L.P. (See Note 5 — Agreements and Affiliations).

(f)	Fair valued securities, restricted from public sale (See Notes 2, 3 and 7).

(g)
Clearwater Natural Resources, LP is a privately-held MLP that the Company believes is a controlled affiliate (See Note 5 — Agreements and Affiliations). On January 7, 2009, Clearwater Natural Resources, LP (“Clearwater”) filed a voluntary petition under Chapter 11 of the U.S. Bankruptcy Code.

(h)
The Company owns 3,889 common units, 34 warrants (which expire on September 30, 2018) and 41 unregistered, deferred participation units of Clearwater which were assigned no value as of August 31, 2009.

(i)	Distributions are paid-in-kind.

(j)	CNR GP Holdco, LLC is the general partner of Clearwater. The Company owns 83.7% of CNR GP Holdco, LLC and believes it is a controlled affiliate (See Note 5 — Agreements and Affiliations).

(k)	Floating rate unsecured working capital term loan. Interest is paid-in-kind at a rate of the higher of (i) one year LIBOR or (ii) 4.75%, plus 900 basis points (13.75% as of August 31, 2009). As described in Note 2(i), the Company is not accruing interest on this investment.
See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY
STATEMENT OF ASSETS AND LIABILITIES
AUGUST 31, 2009
(amounts in 000’s, except share and per share amounts)
(UNAUDITED)

ASSETS
Investments at fair value:
Non-affiliated (Cost — $1,026,924)	$1,206,837
Affiliated (Cost — $84,645)	136,455
Controlled (Cost — $87,633)	6,120
Repurchase agreement (Cost — $1,700)	1,700

Total investments (Cost — $1,200,902)	1,351,112
Deposits with brokers	78
Receivable for securities sold	320
Interest, dividends and distributions receivable	641
Income tax receivable	63
Deferred debt issuance costs and other, net	2,235

Total Assets	1,354,449

LIABILITIES
Payable for securities purchased	19,658
Revolving credit line	2,000
Investment management fee payable	4,251
Accrued directors’ fees and expenses	53
Call option contracts written (Premiums received — $231)	232
Accrued expenses and other liabilities	4,314
Unrealized depreciation on interest rate swap contracts	1,536
Deferred tax liability	19,330
Senior Unsecured Notes	304,000

Total Liabilities	355,374

PREFERRED STOCK
$25,000 liquidation value per share applicable to 3,000 outstanding shares (10,000 shares authorized)	75,000

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	$ 924,075

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS CONSIST OF
Common stock, $0.001 par value (51,294,195 shares issued and outstanding, 199,990,000 shares authorized)	$ 51
Paid-in capital	903,842
Accumulated net investment loss, net of income taxes, less dividends	(115,589)
Accumulated realized gains on investments and interest rate swap contracts, net of income taxes	43,931
Net unrealized gains on investments and interest rate swap contracts, net of income taxes	91,840

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	$ 924,075

NET ASSET VALUE PER COMMON SHARE	$18.02

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY
STATEMENT OF OPERATIONS
FOR THE NINE MONTHS ENDED AUGUST 31, 2009
(amounts in 000’s)
(UNAUDITED)

INVESTMENT INCOME
Income
Dividends and distributions:
Non-affiliated investments	$ 65,481
Affiliated investments	7,773

Total dividends and distributions	73,254
Return of capital	(65,385)

Net dividends and distributions	7,869
Interest
Non-affiliated investments	1,176
Controlled investments	932

Total interest	2,108

Total Investment Income	9,977

Expenses
Investment management fees	11,060
Professional fees	909
Administration fees	407
Insurance	176
Reports to stockholders	156
Directors’ fees	147
Custodian fees	127
Bad debt expense	779
Other expenses	834

Total Expenses — Before Interest Expense and Taxes	14,595
Interest expense	13,586

Total Expenses — Before Taxes	28,181

Net Investment Loss — Before Taxes	(18,204)
Deferred tax benefit	6,735

Net Investment Loss	(11,469)

REALIZED AND UNREALIZED GAINS/(LOSSES)
Net Realized Losses
Investments	(24,759)
Options	(1,841)
Payments on interest rate swap contracts	(14,070)
Deferred tax benefit	15,048

Net Realized Losses	(25,622)

Net Change in Unrealized Gains/(Losses)
Investments	371,684
Options	598
Interest rate swap contracts	7,341
Deferred tax expense	(140,460)

Net Change in Unrealized Gains	239,163

Net Realized and Unrealized Gains	213,541

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	202,072
DISTRIBUTION TO PREFERRED STOCKHOLDERS	(451)

NET INCREASE IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS RESULTING FROM OPERATIONS	$ 201,621

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY
STATEMENT OF CHANGES IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS
(amounts in 000’s, except share amounts)

	For the Nine		For the Fiscal
	Months Ended		Year Ended
	August 31, 2009		November 30,
	(Unaudited)		2008
OPERATIONS
Net investment loss, net of tax	$ (11,469)		$ (31,676)
Net realized losses, net of tax	(25,622)		(628)
Net change in unrealized gains/(losses), net of tax	239,163		(549,121)

Net Increase/(Decrease) in Net Assets Resulting from Operations	202,072		(581,425)

DIVIDENDS/DISTRIBUTIONS TO PREFERRED STOCKHOLDERS
Dividends	—		—
Distributions — return of capital	(451)	(1)	(4,176)	(2)

Dividends/Distributions to Preferred Stockholders	(451)		(4,176)

DIVIDENDS/DISTRIBUTIONS TO COMMON STOCKHOLDERS
Dividends	—		—
Distributions — return of capital	(64,965)	(1)	(86,757)	(2)

Dividends/Distributions to Common Stockholders	(64,965)		(86,757)

CAPITAL STOCK TRANSACTIONS
Proceeds from common stock public offerings of 6,223,700 shares of common stock	126,030		—
Underwriting discounts and offering expenses associated with the issuance of common stock	(5,524)		—
Issuance of 894,309 and 950,637 shares of common stock from reinvestment of distributions, respectively	15,757		23,484

Net Increase in Net Assets Applicable to Common Stockholders from Capital Stock Transactions	136,263		23,484

Total Increase/(Decrease) in Net Assets Applicable to Common Stockholders	272,919		(648,874)

NET ASSETS ATTRIBUTABLE TO COMMON STOCKHOLDERS
Beginning of period	651,156		1,300,030

End of period	$ 924,075		$ 651,156

(1)
This is an estimate of the characterization of the distributions paid to preferred stockholders and common stockholders for the nine months ended August 31, 2009 as either a dividend (ordinary income) or distribution (return of capital). This estimate is based on the Company’s operating results during the period. The actual characterization of the preferred stock and common stock distributions made during the current year will not be determinable until after the end of the fiscal year when the Company can determine earnings and profits and, therefore, it may differ from the preliminary estimates.

(2)
All distributions paid to preferred stockholders and common stockholders for the fiscal year ended November 30, 2008 were characterized as distributions (return of capital). This characterization is based on the Company’s earnings and profits.

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY
STATEMENT OF CASH FLOWS
FOR THE NINE MONTHS ENDED AUGUST 31, 2009
(amounts in 000’s)
(UNAUDITED)

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$202,072
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Net deferred tax expense	118,677
Return of capital distributions	65,385
Net realized losses	40,670
Unrealized gains on investments, interest rate swap contracts and options written	(379,623)
Accretion of bond discount, net	(201)
Purchase of investments	(444,269)
Proceeds from sale of investments	272,082
Proceeds from sale of short-term investments, net	25,968
Sale of option contracts, net	5,373
Decrease in deposits with brokers	2,237
Decrease in receivable for securities sold	2,199
Decrease in income tax receivable	669
Decrease in interest, dividend and distributions receivable	41
Decrease in deferred debt issuance costs and other	469
Increase in payable for securities purchased	19,629
Decrease in investment management fee payable	(377)
Increase in accrued directors’ fees	1
Decrease in accrued expenses and other liabilities	(3,849)

Net Cash Used in Operating Activities	(72,847)

CASH FLOWS FROM FINANCING ACTIVITIES
Issuance of shares of common stock, net	120,506
Proceeds from revolving credit line	2,000
Cash distributions paid to preferred stockholders	(451)
Cash distributions paid to common stockholders	(49,208)

Net Cash Provided by Financing Activities	72,847

NET CHANGE IN CASH	—
CASH — BEGINNING OF PERIOD	—

CASH — END OF PERIOD	$—

Supplemental disclosure of cash flow information:
Non-cash financing activities not included herein consist of reinvestment of distributions of $15,757 pursuant to the Company’s dividend reinvestment plan.
During the nine months ended August 31, 2009, the Company received a federal income tax refund of $665 and interest paid was $17,101.
See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY
FINANCIAL HIGHLIGHTS
(amounts in 000’s, except share and per share amounts)

	For the Nine						For the Period
	Months Ended						September 28,
	August 31,						2004(1) through
	2009		For the Fiscal Year Ended November 30,				November 30,
	(Unaudited)		2008	2007	2006	2005	2004
Per Share of Common Stock(2)
Net asset value, beginning of period	$14.74		$30.08	$28.99	$25.07	$23.91	$23.70 (3)

Net investment income/(loss)	(0.25)		(0.73)	(0.73)	(0.62)	(0.17)	0.02
Net realized and unrealized gain/(loss) on investments, securities sold short, options and interest rate swap contracts	4.83		(12.56)	3.58	6.39	2.80	0.19

Total income from investment operations	4.58		(13.29)	2.85	5.77	2.63	0.21

Preferred Stockholder Dividends (4)	—		—	(0.10)	—	(0.05)	—
Preferred Stockholder Distributions — return of capital (4)	(0.01)		(0.10)	—	(0.10)	—	—

Total dividends and distributions — Preferred Stockholders	(0.01)		(0.10)	(0.10)	(0.10)	(0.05)	—

Common Stockholder Dividends (4)	—		—	(0.09)	—	(0.13)	—
Common Stockholder Distributions — return of capital (4)	(1.46)		(1.99)	(1.84)	(1.75)	(1.37)	—

Total dividends and distributions — Common Stockholders	(1.46)		(1.99)	(1.93)	(1.75)	(1.50)	—

Underwriting discounts and offering costs on the issuance of preferred stock	—		—	—	—	(0.03)	—
Anti-dilutive effect due to issuance of common stock, net of underwriting discounts and offering costs	0.12		—	0.26	—	0.11	—
Anti-dilutive effect due to shares issued in reinvestment of dividends	0.05		0.04	0.01	—	—	—

Total capital stock transactions	0.17		0.04	0.27	—	0.08	—

Net asset value, end of period	$18.02		$14.74	$30.08	$28.99	$25.07	$23.91

Market value per share of common stock, end of period	$20.35		$13.37	$28.27	$31.39	$24.33	$24.90

Total investment return based on common stock market value(5)	65.1%	(6)	(48.8)%	(4.4)%	37.9%	3.7%	(0.4)% (6)

Supplemental Data and Ratios(7)
Net assets applicable to common stockholders, end of period	$ 924,075		$ 651,156	$ 1,300,030	$ 1,103,392	$ 932,090	$ 792,836
Ratio of Expenses to Average Net Assets(8)
Management fees	2.1%		2.2%	2.3%	3.2%	1.2%	0.8%
Other expenses	0.5		0.3	0.2	0.2	0.3	0.4

Subtotal	2.6%		2.5%	2.5%	3.4%	1.5%	1.2%

Interest expense and auction agent fees	2.5		3.4	2.3	1.7	0.8	0.0
Bad debt expense	0.1		—	—	—	—	—
Income tax expense/(benefit)	22.2		(29.7)	3.5	13.8	6.4	3.5

Total expenses	27.4%		(23.8)%	8.3%	18.9%	8.7%	4.7%

Ratio of net investment income/(loss) to average net assets	(2.1)%		(2.8)%	(2.3)%	(2.4)%	(0.7)%	0.5%
Net increase/(decrease) in net assets to common stockholders resulting from operations to average net assets	28.3%	(6)	(51.2)%	7.3%	21.7%	10.0%	0.9% (6)
Portfolio turnover rate	26.2%	(6)	6.7%	10.6%	10.0%	25.6%	11.8% (6)
Average net assets	$ 712,923		$ 1,143,192	$ 1,302,425	$ 986,908	$ 870,672	$ 729,280
Senior Notes outstanding, end of period	$ 304,000		$ 304,000	$ 505,000	$ 320,000	$ 260,000	—
Revolving credit facility outstanding, end of period	$ 2,000		—	$ 97,000	$ 17,000	—	—
See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY
FINANCIAL HIGHLIGHTS
(amounts in 000’s, except share and per share amounts)

	For the Nine					For the Period
	Months Ended					September 28,
	August 31,					2004(1) through
	2009	For the Fiscal Year Ended November 30,				November 30,
	(Unaudited)	2008	2007	2006	2005	2004
Supplemental Data and Ratios – continued(7)
Auction Rate Preferred Stock, end of period	$75,000	$75,000	$75,000	$75,000	$75,000	—
Asset coverage of total debt — Debt Incurrence Test(9)	426.5%	338.9%	328.4%	449.7%	487.3%	—
Asset coverage of total leverage (Debt and Preferred Stock)(10)	342.5%	271.8%	292.0%	367.8%	378.2%	—
Average amount of borrowings outstanding per share of common stock during the period(2)	$6.71	$11.52	$12.14	$8.53	$5.57	—

(1)	Commencement of operations.

(2)
Based on average shares of common stock outstanding of 45,378,268; 43,671,666; 41,134,949; 37,638,314; 34,077,731 and 33,165,900 for the nine months ended August 31, 2009; fiscal years ended November 30, 2008 through 2005 and the period September 28, 2004 through November 30, 2004.

(3)	Initial public offering price of $25.00 per share less underwriting discounts of $1.25 per share and offering costs of $0.05 per share.

(4)
The information presented for the nine months ended August 31, 2009 is an estimate of the characterization of the distribution paid and is based on the Company’s operating results during the period. The information presented for each other period is a characterization of a portion of the total distributions paid to preferred stockholders and common stockholders as either a dividend (ordinary income) or a distribution (return of capital) and is based on the Company’s earnings and profits.

(5)
Total investment return is calculated assuming a purchase of common stock at the market price on the first day and a sale at the current market price on the last day of the period reported. The calculation also assumed reinvestment of distributions at actual prices pursuant to the Company’s dividend reinvestment plan.

(6)	Not annualized.

(7)	Unless otherwise noted, ratios are annualized for periods of less than one full year.

(8)	The following table sets forth the components of the Company’s ratio of expenses to average total assets for each period presented in the Company’s Financial Highlights.

	For the Nine					For the Period
	Months Ended					September 28,
	August 31,					2004(1) through
	2009	For the Fiscal Year Ended November 30,				November 30,
	(Unaudited)	2008	2007	2006	2005	2004
Management fees	1.3%	1.4%	1.4%	2.0%	0.9%	0.7%
Other expenses	0.3	0.2	0.2	0.2	0.3	0.4

Subtotal	1.6%	1.6%	1.6%	2.2%	1.2%	1.1%

Interest expense and auction agent fees	1.5	2.1	1.3	1.1	0.6	0.0
Bad debt expense	0.1	—	—	—	—	—
Income tax expense/(benefit)	13.7	(18.5)	2.2	8.9	5.0	3.3

Total expenses	16.9%	(14.8)%	5.1%	12.2%	6.8%	4.4%

Average total assets	$1,156,449	$1,841,311	$2,105,217	$1,520,322	$1,137,399	$ 778,899
See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY
FINANCIAL HIGHLIGHTS
(amounts in 000’s, except share and per share amounts)

(9)
Calculated pursuant to section 18(a)(1)(A) of the 1940 Act. Represents the value of total assets less all liabilities not represented by senior notes or any other senior securities representing indebtedness divided by the aggregate amount of senior notes and any other senior securities representing indebtedness. Under the 1940 Act, the Company may not incur additional indebtedness if, at the time of such incurrence, asset coverage with respect to senior securities representing indebtedness would be less than 300%. For purposes of this test the revolving credit facility is considered a senior security representing indebtedness.

(10)
Calculated pursuant to section 18(a)(2)(A) and section 18(a)(2)(B) of the 1940 Act. Represents the value of total assets less all liabilities not represented by senior notes, any other senior securities representing indebtedness, and auction rate preferred stock divided by the aggregate amount of senior notes, any other senior securities representing indebtedness and auction rate preferred stock. Under the 1940 Act, the Company may not declare or make any distribution on its common stock nor can it incur additional preferred stock if at the time of such declaration or incurrence its asset coverage with respect to all senior securities would be les than 200%. For purposes of this test, the revolving credit facility is considered a senior security representing indebtedness.

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY
NOTES TO FINANCIAL STATEMENTS
AUGUST 31, 2009
(amounts in 000’s, except option contracts, share and per share amounts)
(UNAUDITED)
1.  Organization
          Kayne Anderson MLP Investment Company (the “Company”) was organized as a Maryland corporation on June 4, 2004, and is a non-diversified closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company’s investment objective is to obtain a high after-tax total return by investing at least 85% of its net assets plus any borrowings (“total assets”) in energy-related master limited partnerships and their affiliates (collectively, “MLPs”), and in other companies that, as their principal business, operate assets used in the gathering, transporting, processing, storing, refining, distributing, mining or marketing of natural gas, natural gas liquids (including propane), crude oil, refined petroleum products or coal (collectively with MLPs, “Midstream Energy Companies”). The Company commenced operations on September 28, 2004. The Company’s shares of common stock are listed on the New York Stock Exchange, Inc. (“NYSE”) under the symbol “KYN.”
2.  Significant Accounting Policies
          A.  Use of Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ materially from those estimates.
          B.  Adoption of New Accounting Pronouncements — In May 2009, the Financial Accounting Standards Board (“FASB”) issued FASB Statement No. 165 (“SFAS No. 165”), “Subsequent Events.” The Company has adopted SFAS No. 165 with these financial statements.
          SFAS No. 165 requires the Company to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Company will be required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. In addition, SFAS No. 165 requires the Company to disclose the date through which the subsequent events have been evaluated. Management has evaluated any matters requiring such disclosure through the date when such financial statements were issued and has noted no such events. Subsequent events after such date have not been evaluated with respect to the impact on such financial statements.
          In June 2009, the FASB issued Statement on Financial Accounting Standards No. 168, “The FASB Accounting Standards Codification and the Hierarchy of Generally Accepted Accounting Principles, a replacement of FASB Statement No. 162” (“SFAS No. 168”). SFAS No. 168 will become the source of authoritative U.S. generally accepted accounting principles (“GAAP”) required by the FASB to be applied to nongovernmental entities. SFAS No. 168 reorganizes thousands of GAAP pronouncements into roughly 90 accounting topics and displays them using a consistent structure. Also included is relevant Securities and Exchange Commission guidance organized using the same topical structure in separate sections. SFAS No. 168 will be effective for financial statements issued for reporting periods that end after September 15, 2009 and will supersede all then-existing non- SEC accounting and reporting standards. This statement will have an impact on the Company’s financial statements since all future references to authoritative accounting literature will be references in accordance with SFAS No. 168. The Company will adopt SFAS No. 168 for the quarter ending November 30, 2009. The Company is currently evaluating the effect on its financial statement disclosures since all future references to authoritative accounting literature will be references in accordance with the Codification. As SFAS No. 168 is not intended to change or alter existing GAAP, it is not expected to have any impact on the Company’s financial statements and will only impact references for accounting guidance.

KAYNE ANDERSON MLP INVESTMENT COMPANY
NOTES TO FINANCIAL STATEMENTS
AUGUST 31, 2009
(amounts in 000’s, except option contracts, share and per share amounts)
(UNAUDITED)
          In April 2009, the FASB issued FASB Staff Position (“FSP”) No. 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly.” Effective for interim and annual reporting periods ending after June 15, 2009, FSP No. 157- 4 illustrates how companies should determine whether there have been significant decreases in the volume and level of activity for a Level 1 or Level 2 asset or liability to be measured at fair value when compared to normal market activity. If an entity determines that there have been significant decreases, then transactions or quoted prices may not be representative of fair value. While FSP No. 157-4 does not prescribe a methodology for determining fair value for assets and liabilities that have significant decreases in volume and level of activity, all relevant observable inputs should be considered – including quoted market prices, bid and ask prices and indicative price quotes – to estimate fair value of an asset or liability.
          During fiscal 2009, the Company has considered bid and ask prices from third-party price sheets, indicative price quotes and quoted market prices when estimating fair value for the Company’s fixed income investments and other private equity. FSP No. 157-4 is not expected to have a significant impact on the Company’s method of valuation for the assets and liabilities in the Company’s financial statements.
          C.  Calculation of Net Asset Value — The Company determines its net asset value as of the close of regular session trading on the NYSE no less frequently than the last business day of each month, and makes its net asset value available for publication monthly. Currently, the Company calculates its net asset value on a weekly basis and such calculation is made available on its website, www.kaynefunds.com. Net asset value is computed by dividing the value of the Company’s assets (including accrued interest and distributions), less all of its liabilities (including accrued expenses, distributions payable, current and deferred and other accrued income taxes, and any borrowings) and the liquidation value of any outstanding preferred stock, by the total number of common shares outstanding.
          D.  Investment Valuation — Readily marketable portfolio securities listed on any exchange other than the NASDAQ Stock Market, Inc. (“NASDAQ”) are valued, except as indicated below, at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and asked prices on such day. Securities admitted to trade on the NASDAQ are valued at the NASDAQ official closing price. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities.
          Equity securities traded in the over-the-counter market, but excluding securities admitted to trading on the NASDAQ, are valued at the closing bid prices. Fixed income securities that are considered corporate bonds are valued by using the mean of the bid and ask prices provided by an independent pricing service. For fixed income securities that are considered corporate bank loans, the fair market value is determined by using the mean of the bid and ask prices provided by the syndicate bank or principal market maker. When price quotes are not available, fair market value will be based on prices of comparable securities. In certain cases, the Company may not be able to purchase or sell fixed income securities at the quoted prices due to the lack of liquidity for these securities.
          Exchange-traded options and futures contracts are valued at the last sales price at the close of trading in the market where such contracts are principally traded or, if there was no sale on the applicable exchange on such day, at the mean between the quoted bid and ask price as of the close of such exchange.
          The Company holds securities that are privately issued or otherwise restricted as to resale. For these securities, as well as any other portfolio security held by the Company for which reliable market quotations are not readily available, valuations are determined in a manner that most fairly reflects fair value of the security on the valuation date. Unless otherwise determined by the Board of Directors, the following valuation process is used for such securities:
•
Investment Team Valuation. The applicable investments are initially valued by KA Fund Advisors, LLC (“Kayne Anderson” or the “Adviser”) investment professionals responsible for the portfolio investments;

KAYNE ANDERSON MLP INVESTMENT COMPANY
NOTES TO FINANCIAL STATEMENTS
AUGUST 31, 2009
(amounts in 000’s, except option contracts, share and per share amounts)
(UNAUDITED)
•
Investment Team Valuation Documentation. Preliminary valuation conclusions are documented and discussed with senior management of Kayne Anderson. Such valuations generally are submitted to the Valuation Committee (a committee of the Company’s Board of Directors) or the Board of Directors on a monthly basis, and stand for intervening periods of time.

•
Valuation Committee. The Valuation Committee meets on or about the end of each month to consider new valuations presented by Kayne Anderson, if any, which were made in accordance with the Valuation Procedures in such month. Between meetings of the Valuation Committee, a senior officer of Kayne Anderson is authorized to make valuation determinations. The Valuation Committee’s valuations stand for intervening periods of time unless the Valuation Committee meets again at the request of Kayne Anderson, the Board of Directors, or the Valuation Committee itself. All valuation determinations of the Valuation Committee are subject to ratification by the Board at its next regular meeting.

•	Valuation Firm. No less than quarterly, a third-party valuation firm engaged by the Board of Directors reviews the valuation methodologies and calculations employed for these securities.

•
Board of Directors Determination. The Board of Directors meets quarterly to consider the valuations provided by Kayne Anderson and the Valuation Committee, if applicable, and ratify valuations for the applicable securities. The Board of Directors considers the report provided by the third-party valuation firm in reviewing and determining in good faith the fair value of the applicable portfolio securities.

          Unless otherwise determined by the Board of Directors, securities that are convertible into or otherwise will become publicly traded (e.g., through subsequent registration or expiration of a restriction on trading) are valued through the process described above, using a valuation based on the market value of the publicly traded security less a discount. The discount is initially equal in amount to the discount negotiated at the time the purchase price is agreed to. To the extent that such securities are convertible or otherwise become publicly traded within a time frame that may be reasonably determined, Kayne Anderson may determine an applicable discount in accordance with a methodology approved by the Valuation Committee.
          At August 31, 2009, the Company held 0.7% of its net assets applicable to common stockholders (0.5% of total assets) in securities valued at fair value as determined pursuant to procedures adopted by the Board of Directors, with fair value of $6,120. Although these securities may be resold in privately negotiated transactions (subject to certain restrictions), these values may differ from the values that would have been used had a ready market for these securities existed, and the differences could be material (See Note 7 — Restricted Securities).
          E. Repurchase Agreements — The Company has agreed to purchase securities from financial institutions, subject to the seller’s agreement to repurchase them at an agreed-upon time and price (“repurchase agreements”). The financial institutions with which the Company enters into repurchase agreements are banks and broker/dealers which Kayne Anderson considers creditworthy. The seller under a repurchase agreement is required to maintain the value of the securities as collateral, subject to the agreement, at not less than the repurchase price plus accrued interest. Kayne Anderson monitors daily the mark-to-market of the value of the collateral, and, if necessary, requires the seller to maintain additional securities so that the value of the collateral is not less than the repurchase price. Default by or bankruptcy of the seller would, however, expose the Company to possible loss because of adverse market action or delays in connection with the disposition of the underlying securities.
          F. Short Sales — A short sale is a transaction in which the Company sells securities it does not own (but has borrowed) in anticipation of or to hedge against a decline in the market price of the securities. To complete a short sale, the Company may arrange through a broker to borrow the securities to be delivered to the buyer. The proceeds received by the Company for the short sale are retained by the broker until the Company replaces the borrowed securities. In borrowing the securities to be delivered to the buyer, the Company becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever the price may be.

KAYNE ANDERSON MLP INVESTMENT COMPANY
NOTES TO FINANCIAL STATEMENTS
AUGUST 31, 2009
(amounts in 000’s, except option contracts, share and per share amounts)
(UNAUDITED)
          All short sales are fully collateralized. The Company maintains assets consisting of cash or liquid securities equal in amount to the liability created by the short sale. These assets are adjusted daily to reflect changes in the value of the securities sold short. The Company is liable for any dividends or distributions paid on securities sold short.
          The Company may also sell short “against the box” (i.e., the Company enters into a short sale as described above while holding an offsetting long position in the security which it sold short). If the Company enters into a short sale “against the box,” the Company segregates an equivalent amount of securities owned as collateral while the short sale is outstanding. At August 31, 2009, the Company had no open short sales.
          G. Security Transactions — Security transactions are accounted for on the date these securities are purchased or sold (trade date). Realized gains and losses are reported on an identified cost basis.
          H. Return of Capital Estimates — Distributions received from the Company’s investments in MLPs generally are comprised of income and return of capital. The Company records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded.
          For the nine months ended August 31, 2009, the Company estimated that 89% of the MLP distributions received would be treated as a return of capital. The Company recorded as return of capital the amount of $65,385 of dividends and distributions received from its investments. Net Realized Losses and Net Change in Unrealized Gains in the accompanying Statement of Operations were decreased and increased by $34,416 and $30,969, respectively, attributable to the recording of such dividends and distributions as reduction in the cost basis of investments.
          I. Investment Income — The Company records dividends and distributions on the ex-dividend date. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts to the extent that such amounts are expected to be collected. When investing in securities with payment in-kind interest, the Company will accrue interest income during the life of the security even though it will not be receiving cash as the interest is accrued. In accordance with Statement of Position 93-1, Financial Accounting and Reporting for High-Yield Debt Securities by Investment Companies, to the extent that interest income to be received is not expected to be realized, a reserve against income is established.
          Many of the Company’s debt securities were purchased at a discount or premium to the par value of the security. The non-cash accretion of a discount to par value increases interest income while the non-cash amortization of a premium to par value decreases interest income. The amount of these non-cash adjustments can be found in the Company’s Statement of Cash Flows. The non-cash accretion of a discount increases the cost basis of the debt security, which results in an offsetting unrealized loss. The non-cash amortization of a premium decreases the cost basis of the debt security which results in an offsetting unrealized gain.
          During the six months ended May 31, 2009, the Company recorded $985 in interest revenue related to its investment in Clearwater Natural resources, LP (“Clearwater”). During third quarter 2009, the Company established a reserve of $779, which represented past due interest accrued from January 1 to May 31, 2009. The Company received a payment-in-kind note for interest accrued from December 1, 2008 through December 31, 2008. These additional notes received by the Company are included in the Schedule of Investments at fair value. Since the second quarter of 2009, the Company has not accrued interest income on its investment in Clearwater.
          During the nine months ended August 31, 2009, the Company received $7,511 of paid-in-kind stock dividends in total from Enbridge Energy Management, L.L.C. and Kinder Morgan Management, LLC. Paid-in-kind stock dividends consist of additional units of Enbridge Energy Management, L.L.C. and Kinder Morgan Management, LLC. The additional units are not reflected in investment income during the period received but are recorded as unrealized gains upon receipt.

KAYNE ANDERSON MLP INVESTMENT COMPANY
NOTES TO FINANCIAL STATEMENTS
AUGUST 31, 2009
(amounts in 000’s, except option contracts, share and per share amounts)
(UNAUDITED)
          J. Distributions to Stockholders — Distributions to common stockholders are recorded on the ex-dividend date. Distributions to stockholders of the Company’s auction rate preferred stock are accrued on a daily basis and are determined as described in Note 12 — Preferred Stock. The estimated characterization of the distributions paid to preferred and common stockholders will be either a dividend (ordinary income) or distribution (return of capital). This estimate is based on the Company’s operating results during the period. The actual characterization of the preferred and common stock distributions made during the current year will not be determinable until after the end of the fiscal year when the Company can determine earnings and profits and, therefore, it may differ from the preliminary estimates.
          K. Partnership Accounting Policy — The Company records its pro-rata share of the income/(loss) and capital gains/(losses), to the extent of distributions it has received, allocated from the underlying partnerships and adjusts the cost of the underlying partnerships accordingly. These amounts are included in the Company’s Statement of Operations.
          L. Federal and State Income Taxation — The Company, as a corporation, is obligated to pay federal and state income tax on its taxable income. The Company invests its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Company includes its allocable share of the MLP’s taxable income in computing its own taxable income. Deferred income taxes reflect (i) taxes on unrealized gains/(losses), which are attributable to the temporary difference between fair market value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes and (iii) the net tax benefit of accumulated net operating losses. To the extent the Company has a deferred tax asset; consideration is given as to whether or not a valuation allowance is required. The need to establish a valuation allowance for deferred tax assets is assessed periodically by the Company based on the criterion established by the Statement of Financial Standards, Accounting for Income Taxes (“SFAS” No. 109) that it is more likely than not that some portion or all of the deferred tax asset will not be realized. In the assessment for a valuation allowance, consideration is given to all positive and negative evidence related to the realization of the deferred tax asset. This assessment considers, among other matters, the nature, frequency and severity of current and cumulative losses, forecasts of future profitability (which are highly dependent on future cash distributions from the Company’s MLP holdings), the duration of statutory carryforward periods and the associated risk that operating loss carryforwards may expire unused.
          The Company may rely to some extent on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income allocable to the MLP units held in the portfolio and to estimate the associated deferred tax liability. Such estimates are made in good faith. From time to time, as new information becomes available, the Company modifies its estimates or assumptions regarding the deferred tax liability.
          The Company’s policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on its Statement of Operations. As of August 31, 2009, the Company does not have any interest or penalties associated with the underpayment of any income taxes. All tax years since inception remain open and subject to examination by tax jurisdictions.
          M. Derivative Financial Instruments — The Company uses derivative financial instruments (principally interest rate swap contracts) to manage interest rate risks. The Company uses interest rate swap contracts to hedge against increasing interest expense on its leverage resulting from increases in short term interest rates. The Company does not hedge any interest rate risk associated with portfolio holdings. Interest rate transactions the Company uses for hedging purposes expose it to certain risks that differ from the risks associated with its portfolio holdings. A decline in interest rates may result in a decline in the value of the swap contracts, which, everything else being held constant, would result in a decline in the net assets of the Company. In addition, if the counterparty to an interest rate swap or cap defaults, the Company would not be able to use the anticipated net receipts under the interest rate swap or cap to offset its cost of financial leverage.
          Interest rate swap contracts are recorded at fair value with changes in value during the reporting period, and amounts accrued under the agreements, included as unrealized gains or losses in the Statement of Operations. Monthly cash settlements under the terms of the interest rate swap agreements are recorded as realized gains or

KAYNE ANDERSON MLP INVESTMENT COMPANY
NOTES TO FINANCIAL STATEMENTS
AUGUST 31, 2009
(amounts in 000’s, except option contracts, share and per share amounts)
(UNAUDITED)
losses in the Statement of Operations. The Company generally values its interest rate swap contracts based on dealer quotations, if available, or by discounting the future cash flows from the stated terms of the interest rate swap agreement by using interest rates currently available in the market. See Note 13 —Interest Rate Swap Contracts for more detail.
          The Company is also exposed to financial market risks including changes in the valuations of its investment portfolio. The Company may purchase or write (sell) call options. A call option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from the writer of the option the security underlying the option at a specified exercise price at any time during the term of the option.
          The Company would normally purchase call options in anticipation of an increase in the market value of securities of the type in which it may invest. The Company would ordinarily realize a gain on a purchased call option if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Company would realize either no gain or a loss on the purchased call option.
          The Company may also write (sell) call options with the purpose of generating income or reducing its holding of certain securities. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price. The successful use of options depends in part on the degree of correlation between the options and securities.
          When the Company writes a call option, an amount equal to the premium received by the Company is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Company on the expiration date as realized gains from investments. If the Company repurchases a written call option prior to its exercise, the difference between the premium received and the amount paid to repurchase the option is treated as a realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Company has realized a gain or loss. The Company, as the writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. See Note 8— Option Contracts for more detail on option contracts written and purchased.
          In March 2008, the FASB issued SFAS No. 161, Disclosures about Derivative Instruments and Hedging Activities. This standard amends and expands the disclosure requirements of SFAS No. 133, Accounting for Derivative Instruments and Hedging Activities, to illustrate how and why an entity uses derivative instruments; how derivative instruments and related hedged items are accounted for under SFAS No. 133; and how derivative instruments and related hedged items affect an entity’s financial position, financial performance and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years beginning after November 15, 2008 and interim periods within those fiscal years. As of December 1, 2008, the Company adopted SFAS No. 161.
          The following table sets forth the fair value of the Company’s derivative instruments.

Derivatives Not Accounted for as Hedging		Fair Value as of
Instruments under SFAS No. 133	Statement of Assets and Liabilities Location	August 31, 2009
Liabilities
Call options	Call option contracts written	$(232)
Interest rate swap contracts	Unrealized depreciation on interest rate swap contracts	(1,536)

		$(1,768)

KAYNE ANDERSON MLP INVESTMENT COMPANY
NOTES TO FINANCIAL STATEMENTS
AUGUST 31, 2009
(amounts in 000’s, except option contracts, share and per share amounts)
(UNAUDITED)
          The following tables set forth the effect of derivative instruments on the Statement of Operations.

		For the Nine Months Ended
		August 31, 2009
		Net Realized	Change in
		Losses on	Unrealized Gains
Derivatives not accounted for as		Derivatives	on Derivatives
hedging instruments	Location of Gains/(Losses)	Recognized in	Recognized in
under SFAS No. 133	on Derivatives Recognized in Income	Income	Income
Call options	Options	$(1,841)	$598
Interest rate swap contracts	Payments on interest rate swap contracts	(14,070)	7,341

		$(15,911)	$7,939

          N. Indemnifications — Under the Company’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, in the normal course of business, the Company enters into contracts that provide general indemnification to other parties. The Company’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not yet occurred, and may not occur. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
3.  Fair Value
          SFAS No. 157. In September 2006, the FASB issued Statement on Financial Accounting Standards, “Fair Value Measurements” (“SFAS No. 157”). This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements.
          As of December 1, 2007, the Company adopted SFAS No. 157. The Company has performed an analysis of all existing investments and derivative instruments to determine the significance and character of all inputs to their fair value determination. Based on this assessment, the adoption of this standard did not have any material effect on the Company’s net asset value. However, the adoption of the standard does require the Company to provide additional disclosures about the inputs used to develop the measurements and the effect of certain measurements on changes in net assets for the reportable periods as contained in the Company’s periodic filings. Further, valuation techniques to measure fair value shall maximize the use of relevant observable inputs that do not require significant adjustment and minimize the use of unobservable inputs.
          SFAS No. 157 establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value into the following three broad categories.
•	Level 1 — Quoted unadjusted prices for identical instruments in active markets to which the Company has access at the date of measurement.

•
Level 2 — Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

KAYNE ANDERSON MLP INVESTMENT COMPANY
NOTES TO FINANCIAL STATEMENTS
AUGUST 31, 2009
(amounts in 000’s, except option contracts, share and per share amounts)
(UNAUDITED)
•
Level 3 — Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Company’s own assumptions that market participants would use to price the asset or liability based on the best available information.

          The following table presents the Company’s assets measured at fair value on a recurring basis at August 31, 2009. Note that the valuation levels below are not necessarily an indication of the risk or liquidity associated with the underlying investment. For instance, the Company’s repurchase agreements, which are collateralized by U.S. Treasury notes, are generally high quality and liquid; however, the Company reflects these repurchase agreements as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

		Quoted Prices in	Prices with Other	Unobservable
		Active Markets	Observable Inputs	Inputs
	Total	(Level 1)	(Level 2)	(Level 3)(1)
Assets at Fair Value
Investments	$1,349,412	$1,306,484	$36,808	$6,120
Repurchase Agreement	1,700	—	1,700	—

Total assets at fair value	$1,351,112	$1,306,484	$38,508	$6,120

Liabilities at Fair Value
Unrealized depreciation on interest rate swaps	$1,536	—	$1,536	—
Option contracts written	232	—	232	—

Total liabilities at fair value	$1,768	—	$1,768	—

(1)	The Company’s investments in Level 3 represent its investments in Clearwater Natural Resources, L.P. and CNR GP Holdco, LLC as more fully described in Note 7 — Restricted Securities.
          The following table presents the Company’s assets measured at fair value on a recurring basis using significant unobservable inputs (Level 3) at November 30, 2008 and at August 31, 2009.

Long-Term
Assets at Fair Value Using Unobservable Inputs (Level 3)	Investments
Balance — November 30, 2008	$32,987
Transfers out of Level 3	—
Realized gains/(losses)	—
Unrealized losses, net	(26,867)
Purchases, issuances or settlements	—

Balance — August 31, 2009	$6,120

          The $26,867 of unrealized losses presented in the table above relate to investments that are still held at August 31, 2009 and the Company includes these unrealized losses in the Statement of Operations — Net Change in Unrealized Gains/(Losses).
          The Company did not have any liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) at November 30, 2008 and at August 31, 2009.

KAYNE ANDERSON MLP INVESTMENT COMPANY
NOTES TO FINANCIAL STATEMENTS
AUGUST 31, 2009
(amounts in 000’s, except option contracts, share and per share amounts)
(UNAUDITED)
4.  Concentration of Risk
          The Company’s investment objective is to obtain a high after-tax total return with an emphasis on current income paid to its stockholders. Under normal circumstances, the Company intends to invest at least 85% of its total assets in securities of MLPs and other Midstream Energy Companies, and to invest at least 80% of its total assets in MLPs, which are subject to certain risks, such as supply and demand risk, depletion and exploration risk, commodity pricing risk, acquisition risk, and the risk associated with the hazards inherent in midstream energy industry activities. A substantial portion of the cash flow received by the Company is derived from investment in equity securities of MLPs. The amount of cash that an MLP has available for distributions and the tax character of such distributions are dependent upon the amount of cash generated by the MLP’s operations. The Company may invest up to 15% of its total assets in any single issuer and a decline in value of the securities of such an issuer could significantly impact the net asset value of the Company. The Company may invest up to 20% of its total assets in debt securities, which may include below investment grade securities. The Company may, for defensive purposes, temporarily invest all or a significant portion of its assets in investment grade securities, short-term debt securities and cash or cash equivalents. To the extent the Company uses this strategy, it may not achieve its investment objectives.
5.  Agreements and Affiliations
          A. Administration Agreement — On February 27, 2009, the Administration Agreement between the Company and Bear Stearns Funds Management Inc., dated September 15, 2004, was terminated. The termination was by mutual agreement of the parties. No penalties were incurred by the Company resulting from the termination of the Administration Agreement with Bear Stearns Funds Management Inc.
          On February 27, 2009, the Company, entered into an Administration Agreement (the “Administration Agreement”) with Ultimus Fund Solutions, LLC (“Ultimus”). Pursuant to the Administration Agreement, Ultimus will provide certain administrative services for the Company. The Administration Agreement will terminate on February 27, 2010, with automatic one-year renewals unless earlier terminated by either party as provided under the terms of Administration Agreement.
          B. Investment Management Agreement — The Company has entered into an investment management agreement with Kayne Anderson under which the Adviser, subject to the overall supervision of the Company’s Board of Directors, manages the day-to-day operations of, and provides investment advisory services to, the Company. For providing these services, the Adviser receives a management fee from the Company. On June 15, 2009, the Company renewed its agreement with the advisor for a period of one year. The agreement may be renewed annually upon approval of the Company’s Board of Directors.
          For the nine months ended August 31, 2009, the Company paid and accrued management fees at an annual rate of 1.375% of average total assets.
          For purposes of calculating the management fee, the Company’s total assets are equal to the Company’s gross asset value (which includes assets attributable to or proceeds from the Company’s use of preferred stock, commercial paper or notes issuances and other borrowings and excludes any net deferred tax asset), minus the sum of the Company’s accrued and unpaid distributions on any outstanding common stock and accrued and unpaid distributions on any outstanding preferred stock and accrued liabilities (other than liabilities associated with borrowing or leverage by the Company and any accrued taxes). Liabilities associated with borrowing or leverage by the Company include the principal amount of any borrowings, commercial paper or notes issued by the Company, the liquidation preference of any outstanding preferred stock, and other liabilities from other forms of borrowing or leverage such as short positions and put or call options held or written by the Company.
          C. Portfolio Companies — From time to time, the Company may “control” or may be an “affiliate” of one or more portfolio companies, each as defined in the 1940 Act. In general, under the 1940 Act, the Company would be presumed to “control” a portfolio company if the Company owned 25% or more of its outstanding voting securities

KAYNE ANDERSON MLP INVESTMENT COMPANY
NOTES TO FINANCIAL STATEMENTS
AUGUST 31, 2009
(amounts in 000’s, except option contracts, share and per share amounts)
(UNAUDITED)
and would be an “affiliate” of a portfolio company if the Company owned 5% or more of its outstanding voting securities. The 1940 Act contains prohibitions and restrictions relating to transactions between investment companies and their affiliates (including the Company’s investment adviser), principal underwriters and affiliates of those affiliates or underwriters.
          The Company believes that there is significant ambiguity in the application of existing Securities and Exchange Commission (“SEC”) staff interpretations of the term “voting security” to complex structures such as limited partnership interests of the kind in which the Company invests. As a result, it is possible that the SEC staff may consider that certain securities investments in limited partnerships are voting securities under the staff’s prevailing interpretations of this term. If such determination is made, the Company may be regarded as a person affiliated with and controlling the issuers(s) of those securities for purposes of Section 17 of the 1940 Act.
          In light of the ambiguity of the definition of voting securities, the Company does not intend to treat any class of limited partnership interests that it holds as “voting securities” unless the security holders of such class currently have the ability, under the partnership agreement, to remove the general partner (assuming a sufficient vote of such securities, other than securities held by the general partner, in favor of such removal) or the Company has an economic interest of sufficient size that otherwise gives it the de facto power to exercise a controlling influence over the partnership. The Company believes this treatment is appropriate given that the general partner controls the partnership, and without the ability to remove the general partner or the power to otherwise exercise a controlling influence over the partnership due to the size of an economic interest, the security holders have no control over the partnership.
          Clearwater Natural Resources, LP — At August 31, 2009, the Company held approximately 42.5% of the limited partnership interest of Clearwater. The Company controls CNR GP Holdco, LLC, which is the general partner of Clearwater. The Company believes that it “controls” and is an “affiliate” of Clearwater under the 1940 Act by virtue of its controlling interest in the general partner of Clearwater.
          CNR GP Holdco, LLC — At August 31, 2009, the Company held an 83.7% interest in CNR GP Holdco, LLC (“CNR”), which is the general partner of Clearwater. The Company believes that it “controls” and is an “affiliate” of CNR under the 1940 Act by virtue of its controlling interest.
          On January 7, 2009, Clearwater filed a voluntary petition under Chapter 11 of the U.S. Bankruptcy Code. Clearwater has continued operations as a debtor-in-possession. Clearwater is conducting a sales process for the Company’s assets.
          Plains All American, L.P. — Robert V. Sinnott is a senior executive of Kayne Anderson Capital Advisors, L.P. (“KACALP”), the managing member of KA Fund Advisors, LLC (“KAFA”). Mr. Sinnott also serves as a director on the board of Plains All American GP LLC, the general partner of Plains All American Pipeline, L.P. Members of senior management and various advisory clients of KACALP and KAFA own units of Plains All American GP LLC. Various advisory clients of KACALP and KAFA, including the Company, own units in Plains All American Pipeline, L.P. The Company believes that it is an affiliate of Plains All American Pipeline, L.P. under the 1940 Act.

KAYNE ANDERSON MLP INVESTMENT COMPANY
NOTES TO FINANCIAL STATEMENTS
AUGUST 31, 2009
(amounts in 000’s, except option contracts, share and per share amounts)
(UNAUDITED)
6.  Income Taxes
          Deferred income taxes reflect (i) taxes on unrealized gains/(losses), which are attributable to the difference between fair market value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes and (iii) the net tax benefit of accumulated net operating losses. Components of the Company’s deferred tax assets and liabilities as of August 31, 2009 are as follows:

Deferred tax assets:
Net operating loss carryforwards	$90,229
Capital loss carryforwards	18,599
Other	109
Deferred tax liabilities:
Net unrealized gains on investment securities, interest rate swap contracts and option contracts	(101,463)
Basis reductions resulting from estimated return of capital	(26,804)
Valuation allowance	—

Total net deferred tax liability	$(19,330)

          At August 31, 2009, the Company had federal net operating loss carryforwards of $243,861 (deferred tax asset of $81,179). Realization of the deferred tax assets and net operating loss carryforwards are dependent, in part, on generating sufficient taxable income prior to expiration of the loss carryforwards. If not utilized, $54,194; $52,182; $53,043 and $84,442 of the net operating loss carryforward will expire in 2026, 2027, 2028 and 2029, respectively. As of November 30, 2008, the Company had a capital loss carryforward of approximately $50,267 which may be carried forward 5 years and, if not utilized, expires in the year ending November 30, 2013. For corporations, capital losses can only be used to offset capital gains and cannot be used to offset ordinary income. In addition, the Company has state net operating losses of $120,414 that represent a deferred tax asset of $9,050. These state net operating losses begin to expire in 2014 through 2029.
          The Company periodically reviews the recoverability of its deferred tax asset based on the weight of available evidence. The Company’s analysis of the need for a valuation allowance considers that it has incurred a cumulative loss over the three year period ended November 30, 2008, and the nine months ended August 31, 2009. Substantially all of the Company’s net pre-tax losses related to unrealized depreciation of investments occurred during the fiscal fourth quarter of 2008 as a result of the unprecedented decline in the overall financial, commodity and MLP markets.
          When assessing the recoverability of its deferred tax asset, significant weight was given to the Company’s forecast of future taxable income, which is based principally on the expected continuation of cash distributions from the Company’s MLP holdings and interest income from its fixed income holdings at or near current levels. Consideration was also given to the effects of potential of additional future realized and unrealized losses on investments and the period over which these deferred tax assets can be realized, as the expiration dates for the federal tax loss carryforwards range from seventeen to twenty years.
          Recovery of the deferred tax asset is dependent on continued payment of the MLP cash distributions at or near current levels in the future and the resultant generation of taxable income. Based on the Company’s assessment, it has determined that it is more likely than not that the net deferred tax asset will be realized through future taxable income of the appropriate character. Accordingly, no valuation allowance has been established for the Company’s net deferred tax asset.
          The Company will continue to assess the need for a valuation allowance in the future. The Company will review its financial forecasts in relation to actual results and expected trends on an ongoing basis. Unexpected significant decreases in cash distributions from the Company’s MLP holdings or significant further declines in the fair value of its portfolio of investments may change the Company’s assessment regarding the recoverability of its

KAYNE ANDERSON MLP INVESTMENT COMPANY
NOTES TO FINANCIAL STATEMENTS
AUGUST 31, 2009
(amounts in 000’s, except option contracts, share and per share amounts)
(UNAUDITED)
deferred tax asset and would likely result in a valuation allowance. If a valuation allowance is required to reduce the deferred tax asset in the future, it could have a material impact on the Company’s net asset value and results of operations in the period it is recorded.
          Total income taxes were different from the amount computed by applying the federal statutory income tax rate of 35 percent to the net investment loss and realized and unrealized gains (losses) on investments and interest rate swap contracts before taxes for the nine months ended August 31, 2009, as follows:

Computed “expected” federal income tax	$112,262
State income tax, net of federal tax expense	6,415

Total income tax expense	$118,677

          At August 31, 2009, the cost basis of investments for federal income tax purposes was $1,074,711 and the net cash received on option contracts written was $231. The cost basis of investments includes a $126,192 reduction in basis attributable to the Company’s portion of the allocated losses from its MLP investments. At August 31, 2009, gross unrealized appreciation and depreciation of investments and options for federal income tax purposes were as follows:

Gross unrealized appreciation of investments (including options)	$398,685
Gross unrealized depreciation of investments (including options)	(122,285)

Net unrealized appreciation before tax and interest rate swap contracts	276,400
Net unrealized depreciation on interest rate swap contracts	(1,536)

Net unrealized appreciation before tax	274,864

Net unrealized appreciation after tax	$173,164

7.  Restricted Securities
          From time to time, certain of the Company’s investments may be restricted as to resale. For instance, private investements that are not registered under the Securities Act of 1933, as amended, and cannot, as a result, be offered for public sale in a non-exempt transaction without first being registered. In other cases, certain of the Company’s investments have restrictions such as lock-up agreements that preclude the Company from offering these securities for public sale.

KAYNE ANDERSON MLP INVESTMENT COMPANY
NOTES TO FINANCIAL STATEMENTS
AUGUST 31, 2009
(amounts in 000’s, except option contracts, share and per share amounts)
(UNAUDITED)
          At August 31, 2009, the Company held the following restricted investments:

			Number of
			Units,
			Principal				Fair Value		Percent of
		Type of	($)	Acquisition	Cost	Fair	per Unit/	Percent of	Total
Investment	Security	Restriction	(in 000s)	Date	Basis	Value	Warrant	Net Assets	Assets
Clearwater Natural Resources, L.P.	Common Units	(1)	3,889	(2)	$72,860	$—	$ —	—%	—%

Clearwater Natural Resources, L.P.	Unsecured Term Loan	(1)	$13,601	(3)	13,689	6,120	n/a	0.7	0.5

Clearwater Natural Resources, L.P.	Deferred Participation Units	(1)	41	3/5/2008	—	—	—	—	—

Clearwater Natural Resources, L.P.	Warrants	(1)	34	9/29/2008	—	—	—	—	—

CNR GP Holdco, LLC	LLC Interests	(1)	n/a	3/5/2008	1,083	—	—	—	—

Total of securities valued in accordance with procedures established by the Board of Directors(4)					$87,632	$6,120		0.7%	0.5%

Atlas Energy Resources, LLC	Senior Notes	(5)	$8,747	(6)	$7,128	$8,834	n/a	1.0%	0.7%

MarkWest Energy Partners, L.P.	Senior Notes	(5)	$3,500	(6)	2,904	3,185	n/a	0.3	0.2

Regency Energy Partners LP	Senior Notes	(5)	$5,000	(6)	5,025	5,000	n/a	0.5	0.4

Total of securities valued by prices provided by market maker or independent pricing services					$15,057	$17,019		1.8%	1.3%

Total of all restricted securities					$102,689	$23,139		2.5%	1.8%

(1)
On January 7, 2009, Clearwater Natural Resources, LP (“Clearwater”) filed a voluntary petition under Chapter 11 of the U.S. Bankruptcy Code. Clearwater has continued operations as a debtor-in-possession. Clearwater is conducting a sales process for the Company’s assets. No assurances can be made as to the success of such sales process and the proceeds received in such process.

(2)	The Company purchased common units on August 1, 2005 and October 2, 2006.

(3)
The Company purchased term loans on January 11, 2008; February 28, 2008; May 5, 2008; July 8, 2008; August 6, 2008; and September 29, 2008. The Company is not accruing interest income on this investment.

(4)
Restricted securities that represent Level 3 under SFAS No. 157. Security is valued using inputs reflecting the Company’s own assumptions as more fully described in Note 2 — Significant Accounting Policies.

(5)
Unregistered security of a public company. Restricted securities that represent Level 2 under SFAS No. 157. Securities with a fair market value determined by the mean of the bid and ask prices provided by a syndicate bank, principal market maker or an independent pricing service as more fully described in Note 2 – Significant Accounting Policies. These securities have limited trading volume and are not listed on a national exchange.

(6)	Acquired at various dates throughout the nine months ended August 31, 2009.

KAYNE ANDERSON MLP INVESTMENT COMPANY
NOTES TO FINANCIAL STATEMENTS
AUGUST 31, 2009
(amounts in 000’s, except option contracts, share and per share amounts)
(UNAUDITED)
8.  Option Contracts
          Transactions in option contracts for the nine months ended August 31, 2009 were as follows:

	Number of
	Contracts	Premium
Call Options Purchased
Options outstanding at beginning of period	17,100	$5,243
Options exercised	(14,100)	(3,704)
Options expired	(3,000)	(1,539)

Options outstanding at end of period	—	$—

Call Options Written
Options outstanding at beginning of period	800	$101
Options written	20,143	2,607
Options written and subsequently repurchased	(2,600)	(360)
Options exercised	(12,635)	(1,703)
Options expired	(3,708)	(414)

Options outstanding at end of period	2,000	$231

9.  Investment Transactions
          For the nine months ended August 31, 2009, the Company purchased and sold securities in the amounts of $444,269 and $272,082 (excluding short-term investments, options and interest rate swaps), respectively.
10.  Revolving Credit Facility
          On June 26, 2009, the Company entered into an $80,000 unsecured revolving credit facility (the “Credit Facility”) with a syndicate of lenders. JPMorgan Chase Bank, N.A. was lead arranger of the Credit Facility, and Bank of America N.A., UBS Investment Bank and Citibank, N.A. participated in the syndication. The Credit Facility has a 364-day commitment terminating on June 25, 2010. Outstanding loan balances will accrue interest daily at a rate equal to the one-month LIBOR plus 2.25% per annum based on current asset coverage ratios. The interest rate may vary between LIBOR plus 2.25% and LIBOR plus 3.50% depending on asset coverage ratios. The Company will pay a fee equal to a rate of 0.50% per annum on any unused amounts of the Credit Facility. The Credit Facility contains various covenants related to other indebtedness, liens and limits on the Company’s overall leverage.
          For the nine months ended August 31, 2009, the average amount outstanding under the Company’s credit facilities was $405 with a weighted average interest rate of 4.36%. As of August 31, 2009, the Company had outstanding borrowings on its Credit Facility of $2,000 and the interest rate was 4.50%. The borrowings outstanding were converted to a LIBOR based loan at a rate of 2.50%.

KAYNE ANDERSON MLP INVESTMENT COMPANY
NOTES TO FINANCIAL STATEMENTS
AUGUST 31, 2009
(amounts in 000’s, except option contracts, share and per share amounts)
(UNAUDITED)
11.  Senior Unsecured Notes
          At August 31, 2009, the Company had $304,000, aggregate principal amount, of senior unsecured fixed and floating rate notes (the “Senior Unsecured Notes”) outstanding. The table below sets forth the key terms of each series of the Senior Unsecured Notes.

	Principal
Series	Outstanding	Rate	Maturity
G	$75,000	5.645%	6/19/2011
H	20,000	3-month LIBOR + 225 bps	6/19/2011
I	60,000	5.847%	6/19/2012
J	24,000	3-month LIBOR + 225 bps	6/19/2012
K	125,000	5.991%	6/19/2013

	$304,000

          Holders of the fixed rate Senior Unsecured Notes (Series G, Series I and Series K) are entitled to receive cash interest payments semi-annually (on June 19 and December 19) at the fixed rate. Holders of the floating rate Senior Unsecured Notes (Series H and J) are entitled to receive cash interest payments quarterly (on March 19, June 19, September 19, and December 19) at the floating rate equal to the 3-month LIBOR plus 2.25%.
          During the period, the average principal balance outstanding was $304,000 with a weighted average interest rate of 5.84%.
          The Senior Unsecured Notes are not listed on any exchange or automated quotation system. Under the 1940 Act and the terms of the Senior Unsecured Notes, the Company may not declare dividends or make other distributions on shares of common stock or purchases of such shares if, at any time of the declaration, distribution or purchase, asset coverage with respect to the outstanding Senior Unsecured Notes would be less than 300%. The Senior Unsecured Notes contain various covenants of the Company related to other indebtedness, liens and limits on the Company’s overall leverage.
          The Senior Unsecured Notes are redeemable in certain circumstances at the option of the Company. The Senior Unsecured Notes are also subject to a mandatory redemption to the extent needed to satisfy certain requirements if the Company fails to meet an asset coverage ratio required by law and is not able to cure the coverage deficiency by the applicable deadline, or fails to cure a deficiency as stated in the Company’s rating

KAYNE ANDERSON MLP INVESTMENT COMPANY
NOTES TO FINANCIAL STATEMENTS
AUGUST 31, 2009
(amounts in 000’s, except option contracts, share and per share amounts)
(UNAUDITED)
agency guidelines in a timely manner. A full copy of the note purchase agreement can be found on the Company’s website, www.kaynefunds.com.
          The Senior Unsecured Notes are unsecured obligations of the Company and, upon liquidation, dissolution or winding up of the Company, will rank: (1) senior to all the Company’s outstanding preferred shares; (2) senior to all of the Company’s outstanding common shares; (3) on a parity with any unsecured creditors of the Company and any unsecured senior securities representing indebtedness of the Company; and (4) junior to any secured creditors of the Company.
          At August 31, 2009, the Company was in compliance with all covenants under the Senior Unsecured Notes agreements.
12.  Preferred Stock
          At August 31, 2009, the Company had 3,000 shares of Series D Auction Rate Preferred Stock (“ARP Shares”) outstanding, totaling $75,000. The Company has 10,000 shares of authorized preferred stock. The preferred stock has rights determined by the Board of Directors. The ARP Shares have a liquidation value of $25,000 per share plus any accumulated, but unpaid dividends, whether or not declared.
          Holders of the ARP Shares are entitled to receive cash dividend payments at an annual rate that may vary for each rate period.
          Since February 14, 2008, there have been more ARP Shares offered for sale then there were buyers of those ARP Shares, and as a result, the auctions of the Company’s Series D ARP Shares have failed. As a result, the dividend rate on the ARP Shares has been set at such maximum rate. Based on the Company’s current credit ratings, the maximum rate is equal to 200% of the greater of (a) the AA Composite Commercial Paper Rate or (b) the applicable LIBOR. The dividend rate as of August 31, 2009 was 0.50%. The weighted average dividend rate for the nine months ended August 31, 2009, was 0.78%. This rate includes the applicable rate based on the latest results of the auction and does not include commissions paid to the auction agent. Under the 1940 Act, the Company may not declare dividends or make other distribution on shares of common stock or purchases of such shares if, at any time of the declaration, distribution or purchase, asset coverage with respect to the outstanding senior securities representing indebtedness and preferred stock would be less than 200%.
          The ARP Shares are redeemable in certain circumstances at the option of the Company. The ARP Shares are also subject to a mandatory redemption if the Company fails to meet an asset coverage ratio required by law, or fails to cure deficiency as stated in the Company’s rating agency guidelines in a timely manner.
          The holders of the ARP Shares have voting rights equal to the holders of common stock (one vote per share) and will vote together with the holders of shares of common stock as a single class except on matters affecting only the holders of ARP Shares or the holders of common stock.
13.  Interest Rate Swap Contracts
          The Company has entered into interest rate swap contracts to partially hedge itself from increasing interest expense on its leverage resulting from increasing short-term interest rates. A decline in interest rates may result in a decline in the value of the swap contracts, which, everything else being held constant, would result in a decline in the net assets of the Company. In addition, if the counterparty to the interest rate swap contracts defaults, the Company would not be able to use the anticipated receipts under the swap contracts to offset the interest payments on the Company’s leverage. At the time the interest rate swap contracts reach their scheduled termination, there is a risk that the Company would not be able to obtain a replacement transaction or that the terms of the replacement transaction would not be as favorable as on the expiring transaction. In addition, if the Company is required to terminate any swap contract early, then the Company could be required to make a termination payment. On December 24, 2008, the Company terminated $66,000 aggregate notional amount of interest rate swap contracts

KAYNE ANDERSON MLP INVESTMENT COMPANY
NOTES TO FINANCIAL STATEMENTS
AUGUST 31, 2009
(amounts in 000’s, except option contracts, share and per share amounts)
(UNAUDITED)
with a weighted average fixed interest rate of 3.77% for $3,550. On February 4, 2009, the Company paid $8,700 to reduce the fixed rates paid on the remaining interest rate swap contracts outstanding at the time.
          As of August 31, 2009, the Company had entered into five interest rate swap contracts with UBS AG as summarized below.

		Fixed Rate	Net Unrealized
	Notional	Paid by the	Appreciation/
Termination Date	Amount	Company	(Depreciation)
10/17/2010	$25,000	1.16%	$(360)
12/6/2010	50,000	1.16	(137)
1/22/2011	50,000	1.30	(403)
4/1/2011	19,000	1.28	(183)
10/17/2011	50,000	1.66	(453)

Total	$194,000		$(1,536)

          At August 31, 2009, the weighted average duration of the interest rate swap contracts was 1.5 years and the weighted average fixed rate was 1.34%. For all five interest rate swap contracts, the Company receives a floating rate, based on one-month LIBOR.
14.  Common Stock
          The Company has 199,990,000 shares of common stock authorized and 51,294,195 shares outstanding at August 31, 2009. As of that date, KACALP owned 4,000 shares. Transactions in common shares for the nine months ended August 31, 2009, were as follows:

Shares outstanding at November 30, 2008	44,176,186
Shares issued through reinvestment of cash distributions	894,309
Shares issued in connection with offerings of common stock(1)	6,223,700

Shares outstanding at August 31, 2009	51,294,195

(1)
On August 5, 2009, the Company closed its public offering of 6,223,700 shares of common stock at a price of $20.25 per share.  Total net proceeds from the offering were $120,506 and were used by the Company to make additional portfolio investments that are consistent with the Company’s investment objective, and for general corporate purposes.

15.  Notice of Potential Purchases of Preferred Stock
          The Company may, from time to time, repurchase shares of its Series D auction rate preferred stock for cash at a price not above the market value of such shares at the time of such purchase, subject to the requirements of applicable law.
16.  Subsequent Events
          We have evaluated subsequent events through October 29, 2009, the date the Company’s financial statements were issued.
          On September 15, 2009, the Company declared its quarterly distribution of $0.48 per common share for the period June 1, 2009 through August 31, 2009 for a total of $24,621. The distribution was paid on October 9, 2009 to shareholders of record on October 5, 2009. Of this total, pursuant to the Company’s dividend reinvestment plan, $5,775 was reinvested into the Company of which 285,346 shares of common stock were newly issued.

BASE PROSPECTUS

$350,000,000

Common Stock

We are a non-diversified, closed-end management investment company that began investment activities on September 28, 2004. Our investment objective is to obtain a high after-tax total return by investing at least 85% of our net assets plus any borrowings (our “total assets”) in energy-related master limited partnerships and their affiliates (collectively, “MLPs”), and in other companies that, as their principal business, operate assets used in the gathering, transporting, processing, storing, refining, distributing, mining or marketing of natural gas, natural gas liquids (including propane), crude oil, refined petroleum products or coal (collectively with MLPs, “Midstream Energy Companies”). We invest in equity securities of (i) master limited partnerships, including preferred, common and subordinated units and general partner interests, (ii) owners of such interests in master limited partnerships, and (iii) other Midstream Energy Companies. Additionally, we may invest in debt securities of MLPs and other Midstream Energy Companies. Substantially all of our total assets consist of publicly traded securities of MLPs and other Midstream Energy Companies. We are permitted to invest up to 50% of our total assets in unregistered or otherwise restricted securities of MLPs and other Midstream Energy Companies, including securities issued by private companies.

We may offer, from time to time, shares of our common stock, $0.001 par value per share, in one or more offerings. We may offer our common stock in amounts, at prices and on terms set forth in a prospectus supplement to this prospectus. You should read this prospectus and the related prospectus supplement carefully before you decide to invest in our common stock.

We may offer and sell our common stock to or through underwriters, through dealers or agents that we designate from time to time, directly to purchasers or through a combination of these methods. If an offering of our common stock involves any underwriters, dealers or agents, then the applicable prospectus supplement will name the underwriters, dealers or agents and will provide information regarding any applicable purchase price, fee, commission or discount arrangements made with those underwriters, dealers or agents or the basis upon which such amount may be calculated. For more information about the manners in which we may offer our common stock, see “Plan of Distribution.” We may not sell our common stock through agents, underwriters or dealers without delivery of a prospectus supplement.
(continued on the following page)

Investing in our securities may be speculative and involve a high degree of risk and should not constitute a complete investment program. Before buying any securities, you should read the discussion of the material risks of investing in our securities in “Risk Factors” beginning on page 10 of this prospectus. You should consider carefully these risks together with all of the other information contained in this prospectus and any prospectus supplement before making a decision to purchase our securities.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.

The date of this prospectus is April 17, 2009.

(continued from the previous page)

We are managed by KA Fund Advisors, LLC, a subsidiary of Kayne Anderson Capital Advisors, L.P. (together, “Kayne Anderson”), a leading investor in MLPs. As of March 31, 2009, Kayne Anderson and its affiliates managed approximately $6.3 billion, including approximately $2.7 billion in MLPs and other Midstream Energy Companies.

Shares of our common stock are listed on the New York Stock Exchange (“NYSE”) under the symbol “KYN.” The net asset value of our common stock at the close of business on March 31, 2009 was $14.75 per share, and the last sale price per share of our common stock on the NYSE on such date was $19.88. See “Market and Net Asset Value Information.”

Shares of common stock of closed-end investment companies, like ours, frequently trade at discounts to their net asset values. If our common stock trades at a discount to our net asset value, the risk of loss may increase for purchasers in this offering, especially for those investors who expect to sell their common stock in a relatively short period after purchasing shares in this offering. See “Risk Factors — Risks Related to Our Common Stock — Market Discount From Net Asset Value Risk.”

Our common stock is junior in liquidation and distribution rights to our debt securities and preferred stock. The issuance of our debt securities and preferred stock represents the leveraging of our common stock. See “Use of Leverage — Effects of Leverage,” “Risk Factors — Risks Related to Our Common Stock — Leverage Risk to Common Stockholders” and “Description of Capital Stock.” The issuance of any additional common stock offered by this prospectus will enable us to increase the aggregate amount of our leverage. Our preferred stock is senior in liquidation and distribution rights to our common stock and junior in liquidation and distribution rights to our debt securities. Investors in our preferred stock are entitled to receive cash dividends at an annual rate that may vary for each dividend period. Our debt securities are our unsecured obligations and, upon our liquidation, dissolution or winding up, rank: (1) senior to all of our outstanding common stock and any preferred stock; (2) on a parity with our obligations to any unsecured creditors and any unsecured senior securities representing our indebtedness; and (3) junior to our obligations to any secured creditors. Holders of our floating rate senior unsecured notes are entitled to receive quarterly cash interest payments at an annual rate that may vary for each rate period. Holders of our fixed rate senior unsecured notes are entitled to receive semi-annual cash interest payments at an annual rate per the terms of such notes.

You should rely only on the information contained or incorporated by reference in this prospectus and any related prospectus supplement and any free writing prospectus authorized by us. We have not authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted or where the person making the offer or sale is not qualified to do so or to any person to whom it is not permitted to make such offer or sale. You should assume that the information appearing in this prospectus and any prospectus supplement or any free writing prospectus is accurate only as of the respective dates on their front covers, regardless of the time of delivery of this prospectus, any prospectus supplement, any free writing prospectus or any sale of our common stock. Our business, financial condition, results of operations and prospects may have changed since that date.

i

This prospectus is part of a registration statement that we have filed with the Securities and Exchange Commission (“SEC”), using the “shelf” registration process. Under the shelf registration process, we may sell, at any time, and from time to time, separately or together in one or more offerings, shares of our common stock described in this prospectus. The common stock may be offered at prices and on terms described in one or more supplements to this prospectus. This prospectus provides you with a general description of the common stock that we may offer. Each time we use this prospectus to offer common stock, we will provide a prospectus supplement that will contain specific information about the terms of that offering. The prospectus supplement may also add, update or change information contained in this prospectus. This prospectus, together with any prospectus supplement and free writing prospectuses, sets forth concisely the information about us that a prospective investor ought to know before investing. You should read this prospectus and the related prospectus supplement before deciding whether to invest and retain them for future reference. A statement of additional information, dated April 17, 2009 (“SAI”), containing additional information about us, has been filed with the SEC and is incorporated by reference in its entirety into this prospectus. You may request a free copy of our stockholder reports and our SAI, by calling (877) 657-3863/MLP-FUND, by accessing our web site (http://www.kaynefunds.com), or by writing to us. You may also obtain copies of these documents (and other information regarding us) from the SEC’s web site (http://www.sec.gov).

ii

PROSPECTUS SUMMARY

This summary highlights selected information contained elsewhere in this prospectus. This summary does not contain all of the information that you should consider before investing in our common stock offered by this prospectus. You should carefully read the entire prospectus, any related prospectus supplement and the SAI, including the documents incorporated by reference into them, particularly the section entitled “Risk Factors” and the financial statements and related notes. Except where the context suggests otherwise, the terms “we,” “us,” and “our” refer to Kayne Anderson MLP Investment Company; “Kayne Anderson” refers to KA Fund Advisors, LLC and its managing member, Kayne Anderson Capital Advisors, L.P. and its predecessor; “midstream energy assets” refers to assets used in the gathering, transporting, processing, storing, refining, distributing, mining or marketing of natural gas, natural gas liquids (including propane), crude oil, refined petroleum products or coal; “MLPs” refers to energy-related master limited partnerships, as well as limited liability companies treated as partnerships and affiliates of those energy-related master limited partnerships and limited liability companies that in either case have substantially identical economic characteristics as energy-related master limited partnerships; and “Midstream Energy Companies” means (i) MLPs and (ii) other companies that, as their principal business, operate midstream energy assets.

About Kayne Anderson MLP Investment Company

Kayne Anderson MLP Investment Company, a Maryland corporation, is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Our investment objective is to obtain a high after-tax total return by investing at least 85% of our total assets in MLPs and other Midstream Energy Companies. We also must comply with the SEC’s rule regarding investment company names, which requires us, under normal market conditions, to invest at least 80% of our total assets in MLPs so long as MLP is in our name. Our currently outstanding shares of common stock are listed on the New York Stock Exchange, or NYSE, under the symbol “KYN.”

We began investment activities in September 2004 following our initial public offering, which raised net proceeds of $786 million after the payment of offering expenses and underwriting discounts. Since that time, we have completed the following capital raising transactions: (a) five series of auction rate senior notes in an aggregate principal amount of $505 million, (b) one series of auction rate preferred stock in an aggregate amount of $75 million, (c) two underwritten public offerings of our common stock for aggregate proceeds after the payment of offering expenses and underwriting discounts of approximately $205 million, (d) one direct placement of our common stock to purchasers in a privately negotiated transaction for proceeds after the payment of offering expenses of approximately $28 million, and (e) six series of senior unsecured notes in an aggregate principal amount of $450 million. As of November 30, 2008, we had approximately 44.2 million shares of common stock outstanding, net assets applicable to our common stock of approximately $651 million and total assets of approximately $1.1 billion (including a $99.3 million net deferred tax asset).

Our $75 million of Series D Auction Rate Preferred Stock, or ARP Shares, pay adjustable rate dividends, which are redetermined periodically by an auction process. The adjustment period for dividends on ARP Shares may be as short as one day or as long as one year or more. Since February 14, 2008, there have been more ARP Shares offered for sale than there were buyers of those ARP Shares and, as a result, our auctions have failed and the dividend rates on the ARP Shares have been set at such maximum rates. Based on our current credit ratings, the maximum rate is equal to 200% of the greater of (a) the AA Composite Commercial Paper Rate or (b) the applicable London Interbank Offered Rate (“LIBOR”) rate. The dividend rate was 1.02% as of March 31, 2009.

In June 2008, we used the net proceeds from the senior unsecured notes, which we collectively refer to as the Senior Notes, and borrowings from our revolving credit facility to redeem $505 million aggregate principal amount of our four outstanding series of auction rate senior notes due 2045, which we refer to as the Series A, B, C and E Notes, and one outstanding series of auction rate senior notes due 2047, or Series F Notes. Upon deposit of the redemption funds on June 19, 2008, the Series A, B, C, E and F Notes were no longer deemed outstanding pursuant to the terms of the Indenture governing the notes.

On October 8, 2008 and October 10, 2008, we completed the repurchase of $60 million and $20 million, respectively, aggregate principal amount of the Senior Notes at 101% of par value. One November 28, 2008, we completed the repurchase of $66 million aggregate principal amount of the Senior Notes at par value. In each transaction, we used available cash on hand to repay the Senior Notes.

The Offering

We may offer, from time to time, shares of our common stock at prices and on terms to be set forth in one or more prospectus supplements to this prospectus.

We may offer and sell our common stock to or through underwriters, through dealers or agents that we designate from time to time, directly to purchasers or through a combination of these methods. If an offering of common stock involves any underwriters, dealers or agents, then the applicable prospectus supplement will name the underwriters, dealers or agents and will provide information regarding any applicable purchase price, fee, commission or discount arrangements made with those underwriters, dealers or agents or the basis upon which such amount may be calculated. See “Plan of Distribution.” We may not sell any of our common stock through agents, underwriters or dealers without delivery of a prospectus supplement describing the method and terms of the offering of our common stock.

Our Portfolio Investments

Our investments in the securities of MLPs and other Midstream Energy Companies are principally in equity securities issued by MLPs. Generally, we invest in equity securities of (i) master limited partnerships, including preferred, common and subordinated units and general partner interests, (ii) owners of such interests in master limited partnerships, and (iii) other Midstream Energy Companies. Finally, we may also, from time to time, invest in debt securities of MLPs and other Midstream Energy Companies with varying maturities of up to 30 years.

We are permitted to invest up to 50% of our total assets in unregistered or otherwise restricted securities of MLPs and other Midstream Energy Companies, including securities issued by private companies. We may invest up to 15% of our total assets in any single issuer.

We are permitted to invest up to 20% of our total assets in debt securities of MLPs and other Midstream Energy Companies, including below investment grade debt securities rated, at the time of investment, at least B3 by Moody’s Investors Service, Inc., or Moody’s, B- by Standard & Poor’s or Fitch Ratings, or Fitch, or, if unrated, determined by Kayne Anderson to be of comparable quality. In addition, up to one-quarter of our permitted investments in debt securities (or up to 5% of our total assets) may include unrated debt securities of private companies.

On a limited basis, we may also use derivative investments to hedge against interest rate and market risks. We may also utilize short sales to hedge such risks and as part of short sale investment strategies.

About Our Investment Adviser

KA Fund Advisors, LLC, or KAFA, is our investment adviser, responsible for implementing and administering our investment strategy. KAFA is a subsidiary of Kayne Anderson Capital Advisors, L.P. (“KACALP” and together with KAFA, “Kayne Anderson”), a SEC-registered investment adviser. As of March 31, 2009, Kayne Anderson and its affiliates managed approximately $6.3 billion, including approximately $2.7 billion in MLPs and other Midstream Energy Companies. Kayne Anderson has invested in MLPs and other Midstream Energy Companies since 1998. We believe that Kayne Anderson has developed an understanding of the MLP market that enables it to identify and take advantage of public MLP investment opportunities. In addition, Kayne Anderson’s senior professionals have developed a strong reputation in the energy sector and have many long-term relationships with industry managers, which we believe gives Kayne Anderson an important advantage in sourcing and structuring private investments.

Use of Financial Leverage

We leverage our common stock through the issuance of preferred stock, debt securities, our revolving credit facility and other borrowings. The issuance of additional common stock offered by this prospectus will enable us to increase the aggregate amount of our leverage.

The timing and terms of any leverage transactions will be determined by our Board of Directors. The use of leverage involves significant risks and creates a greater risk of loss, as well as potential for more gain, for holders of our common stock than if leverage is not used. Throughout this prospectus, our debt securities, including Senior Notes, our revolving credit facility or other borrowings are collectively referred to as “Borrowings.” See “Risk Factors — Risks Related to Our Common Stock — Leverage Risk to Common Stockholders.”

Under normal market conditions, our policy is to utilize our Borrowings and our preferred stock, including ARP Shares (each a “Leverage Instrument” and collectively “Leverage Instruments”) in an amount that represents approximately 30% of our total assets, including proceeds from such Leverage Instruments. However, based on market conditions at the time, we may use Leverage Instruments in amounts that represent greater than 30% leverage to the extent permitted by the 1940 Act. As of November 30, 2008, our Leverage Instruments represented approximately 36% of our total assets. Leverage Instruments have seniority in liquidation and distribution rights over our common stock. See “Use of Leverage.”

Because Kayne Anderson’s fee is based upon a percentage of our average total assets, Kayne Anderson’s fee is likely to be higher since we employ leverage. Therefore, Kayne Anderson has a financial incentive to use leverage, which may create a conflict of interest between Kayne Anderson and our common stockholders. There can be no assurance that our leveraging strategy will be successful during any period in which it is used. The use of leverage involves significant risks. See “Risk Factors — Risks Related to Our Common Stock — Leverage Risk to Common Stockholders.”

Distributions and Interest

As of the date of this prospectus, we have paid distributions to common stockholders every fiscal quarter since inception. We are a taxable corporation and thus the component of our distributions that comes from our current or accumulated earnings and profits will be taxable to stockholders as dividend income for federal income tax purposes. These dividends will constitute qualified dividend income for federal income tax purposes, which is currently taxable to individual stockholders at a maximum federal income tax rate of 15% for taxable years beginning on or before December 31, 2010, provided certain holding period requirements are met. Distributions that exceed our current or accumulated earnings and profits will continue to be treated as a tax-deferred return of capital to the extent of a stockholder’s basis. We expect that a significant portion of our future distributions will be treated as a return of capital to stockholders for tax purposes. A return of capital represents a return of a stockholder’s original investment in shares of our stock, and should not be confused with a dividend from earnings and profits. Although return of capital distributions may not be taxable, such distributions may increase an investor’s tax liability for capital gains upon the sale of our shares by reducing the investor’s tax basis for such shares. Our quarterly distributions, if any, will be determined by our Board of Directors and will be subject to meeting the covenants of our senior debt and asset coverage requirements of the 1940 Act. We will pay distributions and interest on our preferred stock and debt securities, respectively, in accordance with their terms. See “Distributions” and “Tax Matters.”

Use of Proceeds

We intend to use the net proceeds of any sales of our common stock pursuant to this prospectus to make investments in portfolio companies in accordance with our investment objective and policies, to repay indebtedness or for general corporate purposes. See “Use of Proceeds.”

Pending such investments, we anticipate either investing the proceeds in short-term securities issued by the U.S. government or its agencies or instrumentalities or in high quality, short-term or long-term debt obligations or money market instruments. The supplement to this prospectus relating to an offering will more fully identify the use of proceeds from such offering. See “Use of Proceeds.”

Taxation

We are treated as a corporation for federal income tax purposes and, as a result, unlike most investment companies, we are subject to corporate income tax to the extent we recognize taxable income. As a partner in MLPs, we have to report our allocable share of each MLP’s taxable income or loss in computing our taxable income or loss, whether or not we actually receive any cash from such MLP. As of November 30, 2008, we had a net deferred tax asset of $99.3 million. See “Tax Matters.”

Risk Management Techniques

We may, but are not required to, use various hedging and other transactions to seek to manage interest rate and market risks. See “Risk Factors — Risks Related to Our Common Stock — Leverage Risk to Common Stockholders.” “— Risks Related to Our Investments and Investment Techniques — Derivatives Risk,” “Investment Objective and Policies — Investment Practices — Hedging and Other Risk Management Transactions” and “Our Investments — Our Use of Derivatives, Options and Hedging Transactions” in our SAI. There is no guarantee we will use these risk management techniques.

FORWARD-LOOKING STATEMENTS

Certain statements in this prospectus constitute forward-looking statements, which involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among others, those listed under “Risk Factors” in this prospectus and our SAI. In this prospectus, we use words such as “anticipates,” “believes,” “expects,” “intends” and similar expressions to identify forward-looking statements.

The forward-looking statements contained in this prospectus include statements as to:

•	our operating results;

•	our business prospects;

•	the impact of investments that we expect to make;

•	our contractual arrangements and relationships with third parties;

•	the dependence of our future success on the general economy and its impact on the industries in which we invest;

•	our ability to source favorable private investments;

•	the ability of the MLPs and other Midstream Energy Companies in which we invest to achieve their objectives;

•	our expected financings and investments;

•	our use of financial leverage;

•	our tax status;

•	the tax status of the MLPs in which we intend to invest;

•	the adequacy of our cash resources and working capital; and

•	the timing and amount of distributions and dividends from the MLPs and other Midstream Energy Companies in which we intend to invest.

The factors identified above are believed to be important factors, but not necessarily all of the important factors, that could cause our actual results to differ materially from those expressed in any forward-looking statement. Unpredictable or unknown factors could also have material adverse effects on us. Since our actual results, performance or achievements could differ materially from those expressed in, or implied by, these forward-looking statements, we cannot give any assurance that any of the events anticipated by the forward-looking statements will occur, or, if any of them do, what impact they will have on our results of operations and financial condition. All forward-looking statements included in this prospectus are expressly qualified in their entirety by the foregoing cautionary statements. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this prospectus. We do not undertake any obligation to update, amend or clarify these forward-looking statements or the risk factors contained in this prospectus, whether as a result of new information, future events or otherwise, except as may be required under the federal securities laws. Although we undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make directly to you or through reports that we in the future may file with the SEC, including our annual reports. We acknowledge that, notwithstanding the foregoing statement, the safe harbor for forward-looking statements under the Private Securities Litigation Reform Act of 1995 does not apply to investment companies such as us.

KAYNE ANDERSON MLP INVESTMENT COMPANY

We are a non-diversified, closed-end management investment company registered under the 1940 Act, and formed as a Maryland corporation in June 2004. Our common stock is listed on the NYSE under the symbol “KYN.”

On June 4, 2004, we issued 4,000 shares of our common stock in a private placement to provide us with seed capital prior to our initial public offering of common stock, par value $0.001 per share, or common stock. Those shares are held by an affiliate of Kayne Anderson.

On September 28, 2004, we issued 30,000,000 shares of common stock in an initial public offering. On October 22, 2004 and November 16, 2004, we issued an additional 1,500,000 and 1,661,900 shares of common stock, respectively, in connection with partial exercises by the underwriters of their over allotment option. The proceeds of the initial public offering and subsequent exercises of the over allotment option of common stock were approximately $786 million after the payment of offering expenses and underwriting discounts. We completed two additional underwritten public offerings of our common stock on October 17, 2005 and April 17, 2007 for aggregate proceeds after the payment of offering expenses and underwriting discounts of approximately $205 million. On May 16, 2007, we issued an additional 820,916 shares of common stock in a privately negotiated transaction for proceeds after the payment of offering expenses of approximately $28 million.

On April 12, 2005, we issued an aggregate amount of $75 million of ARP Shares. After the payment of offering expenses and underwriting discounts, we received net proceeds of approximately $74 million from the issuance of the ARP Shares. As of November 30, 2008, the aggregate amount of ARP Shares represented approximately 7.1% of our total assets.

On June 19, 2008, we issued $450 million of Senior Notes. We used the net proceeds from that offering and borrowings on our revolving credit facility to redeem $505 million aggregate principal amount of our outstanding Series A, B, C, E and F Notes. Upon deposit of the redemption funds on June 19, 2008, the Series A, B, C, E and F Notes were no longer deemed outstanding pursuant to the terms of the Indenture governing the notes.

On October 8, 2008 and October 10, 2008, we completed the repurchase of $60 million and $20 million, respectively, of the Senior Notes at 101% of par value. On November 28, 2008, we completed the repurchase of $66 million of the Senior Notes at par value. In each transaction, we used available cash on hand to repay the Senior Notes.

We have paid distributions to common stockholders every fiscal quarter since inception. See “Distributions.”

The following table sets forth information about our outstanding securities as of November 30, 2008 (the information in the table is unaudited):

	Amount of Shares/	Amount Held
	Aggregate Principal	by Us or	Actual Amount
Title of Class	Amount Authorized	for Our Account	Outstanding

Common Stock	199,990,000	0	44,176,186
Auction Rate Preferred Stock, Series D(1)	10,000	0	3,000
Senior Notes, Series G	$75,000,000	0	$75,000,000
Senior Notes, Series H(2)	$25,000,000	0	$20,000,000
Senior Notes, Series I	$60,000,000	0	$60,000,000
Senior Notes, Series J(2)	$40,000,000	0	$24,000,000
Senior Notes, Series K	$125,000,000	0	$125,000,000
Senior Notes, Series L(2)	$125,000,000	0	0

(1)	Each share has a liquidation preference of $25,000 ($75 million aggregate liquidation preference for outstanding shares).

(2)	On October 8, 2008 and October 10, 2008, we repurchased $60 million and $20 million, respectively, of Series L Notes . On November 28, 2008, we repurchased $5 million of Senior H Notes, $16 million of Series J Notes and $45 million of Series L Notes.

Our principal office is located at 717 Texas Avenue, Suite 3100, Houston, Texas 77002, and our telephone number is (877) 657-3863/MLP-FUND.

FEES AND EXPENSES

The following table contains information about the costs and expenses that common stockholders will bear directly or indirectly. The Annual Expense table below assumes that leverage is 36% of our total assets, which represents the actual leverage on November 30, 2008.

Stockholder Transaction Expenses:
Sales Load Paid by You (as a percentage of offering price)(1)	—%
Offering Expenses Borne by Us (as a percentage of offering price)(2)	—%
Dividend Reinvestment Plan Fees(3)	None
Total Stockholder Transaction Expenses (as a percentage of offering price)(4)	—%

Percentage of Net Assets Attributable to Common Stock(5)

Annual Expenses:
Management Fees(6)	1.97%
Interest Payments on Borrowed Funds(7)(8)	2.76%
Dividend Payments on Preferred Stock(8)(9)	0.12%
Other Expenses (exclusive of current and deferred income tax expense (benefit))	0.51%
Annual Expenses (exclusive of current and deferred income tax expense (benefit))	5.36%
Current Income Tax Expense (Benefit)(10)	0.01%
Deferred Income Tax Expense (Benefit)(10)	(52.22)%
Total Annual Expenses (Benefit) (including current and deferred income tax expenses (benefit))	(46.85)%

(1)	The sales load will apply only if the common stock to which this prospectus relates are sold to or through underwriters. In such case, a corresponding prospectus supplement will disclose the applicable sales load.

(2)	The related prospectus supplement will disclose the estimated amount of offering expenses, the offering price and the offering expenses borne by us as a percentage of the offering price.

(3)	The expenses of administering our dividend reinvestment plan are included in Other Expenses. You will pay brokerage charges if you direct American Stock Transfer & Trust Company, as agent for our common stockholders (the “Plan Administrator”), to sell your common stock held in a dividend reinvestment account. See “Dividend Reinvestment Plan.”

(4)	The related prospectus supplement will disclose the offering price and the total stockholder transaction expenses as a percentage of the offering price.

(5)	The annual expenses in the table are calculated assuming that leverage is 36% of our total assets, which represents the actual leverage on November 30, 2008. The annual expenses in the table assume no additional issuances of ARP Shares or common stock and no interest rate swap agreements.

(6)	Pursuant to the terms of the Investment Management Agreement, between us and KAFA, the management fee is calculated at an annual rate of 1.375% of our average total assets (excluding net deferred income tax assets). In the table above, management fees are calculated based on our total assets at November 30, 2008. Management fees of 1.97% are calculated as a percentage of net assets attributable to common stock as of November 30, 2008, which results in a higher percentage than the percentage attributable to average total assets. See “Management — Investment Management Agreement.”

(7)	Interest Payments on Borrowed Funds in the table reflect the interest and offering expense borne by us in connection with the issuance of Borrowings as a percentage of our net assets. Interest rates were as follows: Series G Notes, 5.645%; Series H Notes, 3.44%; Series I Notes, 5.847%; Series J Notes, 3.44%; and Series K

Notes, 5.991%;. Interest rates on Series H and J Notes, which are floating rate notes, are based on the 3-month LIBOR as of March 31, 2009 of 1.19% plus 2.25%. At November 30, 2008, there were no borrowings outstanding under our revolving credit facility. We pay a commitment fee equal to a rate of 0.50% per annum on any unused amounts of the $125 million revolver commitment.

(8)	Interest payment obligations on our Borrowings and dividend payment obligations on our ARP Shares have been hedged in part by interest rate swap agreements. These estimated payments made or received on our interest rate swap agreements are not included in annual expenses. As of March 31, 2009, we had interest rate swap agreements with a notional amount of $194 million. The average interest rate payable under these agreements was 1.34% as compared to the variable benchmark (1-month LIBOR) of 0.50%. Our interest rate swap agreements would increase Annual Expenses by 0.27% of net assets attributable to common stock.

(9)	Dividend Payments on Preferred Stock in the table reflect the dividends paid by us in connection with our ARP Shares as a percentage of our net assets, based on the dividend rate of 1.02% in effect as of March 31, 2009.

(10)	For the fiscal year ended November 30, 2008, we recorded a current tax expense of $0.1 million attributable to net investment losses and deferred tax benefit of $340 million attributable to our net investment loss, realized losses and unrealized losses.

The purpose of the table above and the example below is to help you understand all fees and expenses that you would bear directly or indirectly as a holder of our common stock. See “Management” and “Dividend Reinvestment Plan.”

Example

The following example illustrates the expenses that common stockholders would pay on a $1,000 investment in our common stock, assuming a 12.0% cash yield on our investments, a 5% annual appreciation in net assets (prior to reinvestment of distributions) and expenses based on a management fee of 1.375% of average total assets and a 37.0% tax rate. Based on these assumptions, annual expenses before tax are 5.4% of net assets attributable to our common stock in year 1 and total annual expenses after tax are 12.2% of net assets attributable to our common stock in year 1. The following example also assumes that all distributions are reinvested at net asset value.

	1 Year	3 Years	5 Years	10 Years

Before tax(1)	$51	$143	$236	$490
After tax(1)(2)	$114	$335	$562	$1,184

(1)	Expenses include the 1.375% annual management fee payable to KAFA as a percentage of average total assets.

(2)	Taxes calculated based on an assumed 5% annual appreciation in net assets (prior to reinvestment of distributions).

THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES. The example assumes that the estimated “Other Expenses” set forth in the Annual Expenses table are accurate and that all distributions are reinvested at net asset value and that we are engaged in leverage of 36% of total assets, which represents actual leverage at November 30, 2008. The cost of leverage is expressed as a blended interest/dividend rate and represents the weighted average cost on our Leverage Instruments, excluding the impacts of our interest rate swap agreements. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. Moreover, our actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

FINANCIAL HIGHLIGHTS

The Financial Highlights for the period September 28, 2004 through November 30, 2004 and the fiscal years ended November 30, 2005, 2006, 2007 and 2008, including accompanying notes thereto and the reports of PricewaterhouseCoopers LLP thereon, contained in the following documents filed by us with the SEC are hereby incorporated by reference into, and are made part of, this prospectus: Our Annual Report to Stockholders for the year ended November 30, 2008 contained in our Form N-CSR filed with the SEC on February 6, 2009. A copy of such Annual Report to Stockholders must accompany the delivery of this prospectus.

MARKET AND NET ASSET VALUE INFORMATION

Shares of our common stock are listed on the NYSE under the symbol “KYN.” Our common stock commenced trading on the NYSE on September 28, 2004.

Our common stock has traded both at a premium and at a discount in relation to its net asset value. Although our common stock has traded at a premium to net asset value, we cannot assure that this will continue after the offering or that our common stock will not trade at a discount in the future. Our issuance of common stock may have an adverse effect on prices in the secondary market for our common stock by increasing the number of shares of common stock available, which may create downward pressure on the market price for our common stock. The continued development of alternatives to us as a vehicle for investment in a portfolio of MLPs, including other publicly traded investment companies and private funds, may reduce or eliminate any tendency of our common stock to trade at a premium in the future. Shares of closed-end investment companies frequently trade at a discount to net asset value. See “Risk Factors — Risks Related to Our Common Stock — Market Discount From Net Asset Value Risk.”

The following table sets forth for each of the fiscal quarters indicated the range of high and low closing sales price of our common stock and the quarter-end sales price, each as reported on the NYSE, the net asset value per share of common stock and the premium or discount to net asset value per share at which our shares were trading. Net asset value is generally determined on the last business day of each calendar month. See “Net Asset Value” for information as to the determination of our net asset value.

					Premium/
	Highest	Lowest			(Discount) of
	Quarterly	Quarterly			Quarter-End
	Closing	Closing	Quarter-End Closing		Sales Price
	Sales Price	Sales Price	Sales Price	NAV(1)	to NAV(2)

Fiscal Year 2009
First Quarter	$19.84	$11.12	$17.32	$14.84	16.7%
Fiscal Year 2008
Fourth Quarter	27.39	12.17	13.37	14.74	(9.3)%
Third Quarter	31.43	25.34	27.13	25.09	8.1%
Second Quarter	30.87	26.21	30.68	28.00	9.6%
First Quarter	31.00	27.10	29.55	28.41	4.0%
Fiscal Year 2007
Fourth Quarter	32.87	26.43	28.27	30.08	(6.0)%
Third Quarter	35.30	30.22	32.66	31.40	4.0%
Second Quarter	37.44	32.10	34.17	34.13	0.1%
First Quarter	32.98	30.20	32.91	30.97	6.3%

Source of market prices: Reuters Group PLC.

(1)	NAV per share is determined as of close of business on the last day of the relevant quarter and therefore may not reflect the NAV per share on the date of the high and low closing sales prices, which may or may not fall on the last day of the quarter. NAV per share shown are based on outstanding shares at the end of the relevant quarter.

(2)	Calculated as of the quarter-end closing sales price divided by the quarter-end NAV.

On March 31, 2009, the last reported sales price of our common stock on the NYSE was $19.88, which represented a premium of approximately 34.8% to the NAV per share reported by us on that date.

As of November 30, 2008, we had 44,176,186 shares of common stock outstanding and we had net assets applicable to common stockholders of approximately $651 million.

USE OF PROCEEDS

We intend to use the net proceeds from sales of our common stock pursuant to this prospectus to make investments in portfolio companies in accordance with our investment objectives and policies, to repay indebtedness or for general corporate purposes. Pending such investments, we anticipate either investing the proceeds in short-term securities issued by the U.S. government or its agencies or instrumentalities or in high quality, short-term or long-term debt obligations or money market instruments. The supplement to this prospectus relating to an offering will more fully identify the use of proceeds from such offering.

RISK FACTORS

Investing in our common stock involves risk, including the risk that you may receive little or no return on your investment or that you may lose part or all of your investment. The following discussion summarizes some of the risks that a potential common stockholder should carefully consider before deciding whether to invest in our common stock offered hereby. For additional information about the risks associated with investing in our common stock, see “Our Investments” in our SAI.

Risks Related to Our Business and Structure

Competition Risk

At the time we completed our initial public offering in September 2004, we were one of the few publicly traded investment companies offering access to a portfolio of MLPs and other Midstream Energy Companies. There are now a limited number of other companies, including other publicly traded investment companies and private funds, which may serve as alternatives to us for investment in a portfolio of MLPs and other Midstream Energy Companies. In addition, tax law changes have increased, and future tax law changes may again increase the ability of mutual funds and other regulated investment companies or other institutions to invest in MLPs. These competitive conditions may positively impact MLPs in which we invest, but future tax law changes could adversely impact our ability to make desired investments in the MLP market. As a taxable corporation, we are not subject to the limitations on investments in MLPs that apply to mutual funds and other regulated investment companies under current tax law.

Management Risk; Dependence on Key Personnel of Kayne Anderson

Our portfolio is subject to management risk because it is actively managed. Kayne Anderson applies investment techniques and risk analyses in making investment decisions for us, but there can be no guarantee that they will produce the desired results.

We depend upon Kayne Anderson’s key personnel for our future success and upon their access to certain individuals and investments in the midstream energy industry. In particular, we depend on the diligence, skill and network of business contacts of our portfolio managers, who evaluate, negotiate, structure, close and monitor our investments. These individuals do not have long-term employment contracts with Kayne Anderson, although they do have equity interests and other financial incentives to remain with Kayne Anderson. For a description of Kayne Anderson, see “Management — Investment Adviser.” We also depend on the senior management of Kayne Anderson. The departure of any of our portfolio managers or the senior management of Kayne Anderson could have a material adverse effect on our ability to achieve our investment objective. In addition, we can offer no assurance that Kayne Anderson will remain our investment adviser or that we will continue to have access to Kayne Anderson’s industry contacts and deal flow.

Conflicts of Interest of Kayne Anderson

Conflicts of interest may arise because Kayne Anderson and its affiliates generally carry on substantial investment activities for other clients in which we will have no interest. Kayne Anderson or its affiliates may have financial incentives to favor certain of such accounts over us. Any of their proprietary accounts and other customer accounts may compete with us for specific trades. Kayne Anderson or its affiliates may buy or sell securities for us which differ from securities bought or sold for other accounts and customers, even though their investment objectives and policies may be similar to ours. Situations may occur when we could be disadvantaged because of the investment activities conducted by Kayne Anderson or its affiliates for their other accounts. Such situations may be based on, among other things, legal or internal restrictions on the combined size of positions that may be taken for us and the other accounts, thereby limiting the size of our position, or the difficulty of liquidating an investment for us and the other accounts where the market cannot absorb the sale of the combined position.

Our investment opportunities may be limited by affiliations of Kayne Anderson or its affiliates with MLPs or other Midstream Energy Companies. Additionally, to the extent that Kayne Anderson sources and structures private investments in MLPs, certain employees of Kayne Anderson may become aware of actions planned by MLPs, such as acquisitions, that may not be announced to the public. It is possible that we could be precluded from investing in an MLP about which Kayne Anderson has material non-public information; however, it is Kayne Anderson’s intention to ensure that any material non-public information available to certain Kayne Anderson employees not be shared with those employees responsible for the purchase and sale of publicly traded MLP securities.

KAFA also manages Kayne Anderson Energy Total Return Fund, Inc., a closed end investment company listed on the NYSE under the ticker “KYE,” Kayne Anderson Energy Development Company, a business development company listed on the NYSE under the ticker “KED,” and KA First Reserve, LLC, a newly organized private investment fund with approximately $140.4 million in total assets and $250.5 million of undrawn equity commitments as of March 31, 2009, and KACALP manages several private investment funds (collectively, “Affiliated Funds”). Some of the Affiliated Funds have investment objectives that are similar to or overlap with ours. In particular, certain Affiliated Funds invest in MLPs and other Midstream Energy Companies. Further, Kayne Anderson may at some time in the future, manage other investment funds with the same investment objective as ours.

Investment decisions for us are made independently from those of Kayne Anderson’s other clients; however, from time to time, the same investment decision may be made for more than one fund or account. When two or more clients advised by Kayne Anderson or its affiliates seek to purchase or sell the same publicly traded securities, the securities actually purchased or sold are allocated among the clients on a good faith equitable basis by Kayne Anderson in its discretion in accordance with the clients’ various investment objectives and procedures adopted by Kayne Anderson and approved by our Board of Directors. In some cases, this system may adversely affect the price or size of the position we may obtain. In other cases, however, our ability to participate in volume transactions may produce better execution for us.

From time to time, we may “control” or may be an “affiliate” of one or more of our portfolio companies, each as defined in the 1940 Act. In general, under the 1940 Act, we would “control” a portfolio company if we owned 25% or more of its outstanding voting securities and would be an “affiliate” of a portfolio company if we owned 5% or more of its outstanding voting securities. The 1940 Act contains prohibitions and restrictions relating to transactions between investment companies and their affiliates (including our investment adviser), principal underwriters and affiliates of those affiliates or underwriters.

We believe that there is significant ambiguity in the application of existing SEC staff interpretations of the term “voting security” to complex structures such as limited partnership interests of the kind in which we invest. As a result, it is possible that the SEC staff may consider that the certain securities investments in limited partnerships are voting securities under the staff’s prevailing interpretations of this term. If such determination is made, we may be regarded as a person affiliated with and controlling the issuer(s) of those securities for purposes of Section 17 of the 1940 Act.

In light of the ambiguity of the definition of voting securities, we do not intend to treat any class of limited partnership interests we hold as “voting securities” unless the security holders of such class currently have the ability, under the partnership agreement, to remove the general partner (assuming a sufficient vote of such securities, other than securities held by the general partner, in favor of such removal) or we have an economic interest of sufficient size that otherwise gives us the de facto power to exercise a controlling influence over the partnership. We believe this treatment is appropriate given that the general partner controls the partnership, and without the ability to remove the general partner or the power to otherwise exercise a controlling influence over the partnership due to the size of an economic interest, the security holders have no control over the partnership.

There is no assurance that the SEC staff will not consider that other limited partnership securities that we own and do not treat as voting securities are, in fact, voting securities for the purposes of Section 17 of the 1940 Act. If such determination were made, we will be required to abide by the restrictions on “control” or “affiliate” transactions as proscribed in the 1940 Act. We or any portfolio company that we control, and our affiliates, may from time to time engage in certain of such joint transactions, purchases, sales and loans in reliance upon and in compliance with the conditions of certain exemptive rules promulgated by the SEC. We cannot assure you, however, that we would be able to satisfy the conditions of these rules with respect to any particular eligible transaction, or even if we were allowed to engage in such a transaction that the terms would be more or as favorable to us or any company that we control as those that could be obtained in arms length transaction. As a result of these prohibitions, restrictions may be imposed on the size of positions that may be taken for us or on the type of investments that we could make.

As discussed above, under the 1940 Act, we and our affiliates, including Affiliated Funds, may be precluded from co-investing in private placements of securities, including in any portfolio companies that we control. Except as permitted by law, Kayne Anderson will not co-invest its other clients’ assets in the private transactions in which we invest. Kayne Anderson will allocate private investment opportunities among its clients, including us, based on allocation policies that take into account several suitability factors, including the size of the investment opportunity, the amount each client has available for investment and the client’s investment objectives. These allocation policies may result in the allocation of investment opportunities to an Affiliated Fund rather than to us. The policies contemplate that Kayne Anderson will exercise discretion, based on several factors relevant to the determination, in allocating the entirety, or a portion, of such investment opportunities to an Affiliated Fund, in priority to other prospectively interested advisory clients, including us. In this regard, when applied to specified investment opportunities that would normally be suitable for us, the allocation policies may result in certain Affiliated Funds having greater priority than us to participate in such opportunities depending on the totality of the considerations, including, among other things, our available capital for investment, our existing holdings, applicable tax and diversification standards to which we may then be subject and the ability to efficiently liquidate a portion of our existing portfolio in a timely and prudent fashion in the time period required to fund the transaction.

The investment management fee paid to Kayne Anderson is based on the value of our assets, as periodically determined. A significant percentage of our assets may be illiquid securities acquired in private transactions for which market quotations will not be readily available. Although we will adopt valuation procedures designed to determine valuations of illiquid securities in a manner that reflects their fair value, there typically is a range of prices that may be established for each individual security. Senior management of Kayne Anderson, our Board of Directors and its Valuation Committee, and a third-party valuation firm participate in the valuation of our securities. See “Net Asset Value.”

Certain Affiliations

We are affiliated with KA Associates, Inc., a Financial Industry Regulatory Authority, Inc., or FINRA, member broker-dealer. Absent an exemption from the SEC or other regulatory relief, we are generally precluded from effecting certain principal transactions with affiliated brokers, and our ability to utilize affiliated brokers for agency transactions is subject to restrictions. This could limit our ability to engage in securities transactions and take advantage of market opportunities.

Valuation Risk

Market prices may not be readily available for subordinated units, direct ownership of general partner interests, restricted or unregistered securities of certain MLPs or interests in private companies, and the value of such investments will ordinarily be determined based on fair valuations determined by the Board of Directors or its designee pursuant to procedures adopted by the Board of Directors. Restrictions on resale or the absence of a liquid secondary market may adversely affect our ability to determine our net asset value. The sale price of securities that are not readily marketable may be lower or higher than our most recent determination of their fair value. Additionally, the value of these securities typically requires more reliance on the judgment of Kayne Anderson than that required for securities for which there is an active trading market. Due to the difficulty in valuing these securities and the absence of an active trading market for these investments, we may not be able to realize these securities’ true value or may have to delay their sale in order to do so. In addition, we will rely to some extent on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income allocable to the MLP units held in our portfolio and to estimate associated deferred tax liability for purposes of financial statement reporting and determining our net asset value. From time to time, we will modify our estimates or assumptions regarding our deferred tax liability (asset) as new information becomes available. To the extent we modify our estimates or assumptions, our net asset value would likely fluctuate. See “Net Asset Value.”

Anti-Takeover Provisions

Our Charter, Bylaws and the Maryland General Corporation Law include provisions that could limit the ability of other entities or persons to acquire control of us, to convert us to open-end status, or to change the composition of our Board of Directors. We have also adopted other measures that may make it difficult for a third party to obtain control of us, including provisions of our Charter classifying our Board of Directors in three classes serving staggered three-year terms, and provisions authorizing our Board of Directors to classify or reclassify shares of our stock in one or more classes or series to cause the issuance of additional shares of our stock, and to amend our Charter, without stockholder approval, to increase or decrease the number of shares of stock that we have authority to issue. These provisions, as well as other provisions of our Charter and Bylaws, could have the effect of discouraging, delaying, deferring or preventing a transaction or a change in control that might otherwise be in the best interests of our stockholders. As a result, these provisions may deprive our common stockholders of opportunities to sell their common stock at a premium over the then current market price of our common stock. See “Description of Capital Stock.”

Risks Related to Our Common Stock

Market Discount From Net Asset Value Risk

Our common stock has traded both at a premium and at a discount to our net asset value. The last reported sale price, net asset value per share and percentage premium to net asset value per share of our common stock on March 31, 2009 were $19.88,  $14.75 and 34.8%, respectively. There is no assurance that this premium will continue after the date of this prospectus or that our common stock will not again trade at a discount. Shares of closed-end investment companies frequently trade at a discount to their net asset value. This characteristic is a risk separate and distinct from the risk that our net asset value could decrease as a result of our investment activities and may be greater for investors expecting to sell their shares in a relatively short period following completion of this offering. Although the value of our net assets is generally considered by market participants in determining whether to purchase or sell shares, whether investors will realize gains or losses upon the sale of our common stock depends upon whether the market price of our common stock at the time of sale is above or below the investor’s purchase price for our common stock. Because the market price of our common stock is affected by factors such as net asset value, dividend or distribution levels (which are dependent, in part, on expenses), supply of and demand for our common stock, stability of dividends or distributions, trading volume of our common stock, general market and economic conditions, and other factors beyond our control, we cannot predict whether our common stock will trade at, below or above net asset value or at, below or above the offering price.

Leverage Risk to Common Stockholders

The issuance of Leverage Instruments represents the leveraging of our common stock. Leverage is a technique that could adversely affect our common stockholders. Unless the income and capital appreciation, if any, on securities acquired with the proceeds from Leverage Instruments exceed the costs of the leverage, the use of leverage could cause us to lose money. When leverage is used, the net asset value and market value of our common stock will be more volatile. There is no assurance that our use of leverage will be successful.

Our common stockholders bear the costs of leverage through higher operating expenses. Our common stockholders also bear management fees, whereas, holders of Senior Notes or preferred stock, do not bear management fees. Because management fees are based on our total assets, our use of leverage increases the effective management fee borne by our common stockholders. In addition, the issuance of additional senior debt securities or preferred stock by us would result in offering expenses and other costs, which would ultimately be borne by our common stockholders. Fluctuations in interest rates could increase our interest or dividend payments on Leverage Instruments and could reduce cash available for distributions on common stock. Certain Leverage Instruments are subject to covenants regarding asset coverage, portfolio composition and other matters, which may affect our ability to pay distributions to our common stockholders in certain instances. We may also be required to pledge our assets to the lenders in connection with certain other types of borrowing.

Leverage involves other risks and special considerations for common stockholders including: the likelihood of greater volatility of net asset value and market price of our common stock than a comparable portfolio without leverage; the risk of fluctuations in dividend rates or interest rates on Leverage Instruments; that the dividends or interest paid on Leverage Instruments may reduce the returns to our common stockholders or result in fluctuations in the distributions paid on our common stock; the effect of leverage in a declining market, which is likely to cause a greater decline in the net asset value of our common stock than if we were not leveraged, which may result in a greater decline in the market price of our common stock; and when we use financial leverage, the investment management fee payable to Kayne Anderson may be higher than if we did not use leverage.

Leverage Instruments constitute a substantial lien and burden by reason of their prior claim against our income and against our net assets in liquidation. The rights of lenders to receive payments of interest on and repayments of principal of any Borrowings are senior to the rights of holders of common stock and preferred stock, with respect to the payment of distributions or upon liquidation. We may not be permitted to declare dividends or other distributions, including dividends and distributions with respect to common stock or preferred stock or purchase common stock or preferred stock unless at such time, we meet certain asset coverage requirements and no event of default exists under any Borrowing. In addition, we may not be permitted to pay distributions on common stock unless all dividends on the preferred stock and/or accrued interest on Borrowings have been paid, or set aside for payment.

In an event of default under any Borrowing, the lenders have the right to cause a liquidation of collateral (i.e., sell MLP units and other of our assets) and, if any such default is not cured, the lenders may be able to control the liquidation as well. If an event of default occurs or in an effort to avoid an event of default, we may be forced to sell securities at inopportune times and, as a result, receive lower prices for such security sales.

Certain types of leverage including the Senior Notes, subject us to certain affirmative covenants relating to asset coverage and our portfolio composition and may impose special restrictions on our use of various investment techniques or strategies or in our ability to pay dividends and other distributions on common stock in certain instances. In addition, we are subject to certain negative covenants relating to transaction with affiliates, mergers and consolidation, among others. We are also subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which issue ratings for Leverage Instruments issued by us. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. Kayne Anderson does not believe that these covenants or guidelines will impede it from managing our portfolio in accordance with our investment objective and policies.

While we may from time to time consider reducing leverage in response to actual or anticipated changes in interest rates in an effort to mitigate the increased volatility of current income and net asset value associated with leverage, there can be no assurance that we will actually reduce leverage in the future or that any reduction, if undertaken, will benefit our common stockholders. Changes in the future direction of interest rates are very difficult to predict accurately. If we were to reduce leverage based on a prediction about future changes to interest rates, and that prediction turned out to be incorrect, the reduction in leverage would likely operate to reduce the income and/or total returns to common stockholders relative to the circumstance if we had not reduced leverage. We may decide that this risk outweighs the likelihood of achieving the desired reduction to volatility in income and the price of our common stock if the prediction were to turn out to be correct, and determine not to reduce leverage as described above.

Finally, the 1940 Act provides certain rights and protections for preferred stockholders which may adversely affect the interests of our common stockholders. See “Description of Preferred Stock.”

Risks Related to Our Investments and Investment Techniques

Investment and Market Risk

An investment in our common stock is subject to investment risk, including the possible loss of the entire amount that you invest. Your investment in our common stock represents an indirect investment in the securities owned by us, some of which will be traded on a national securities exchange or in the over-the-counter markets. An investment in our common stock is not intended to constitute a complete investment program and should not be viewed as such. The value of these publicly traded securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of the securities in which we invest may affect the value of our common stock. Your common stock at any point in time may be worth less than your original investment, even after taking into account the reinvestment of our distributions. We are primarily a long-term investment vehicle and should not be used for short-term trading.

Energy Sector Risk

Certain risks inherent in investing in MLPs and other Midstream Energy Companies include the following:

Supply and Demand Risk.  A decrease in the production of natural gas, natural gas liquids, crude oil, coal or other energy commodities or a decrease in the volume of such commodities available for transportation, mining, processing, storage or distribution may adversely impact the financial performance of MLPs and other Midstream Energy Companies. Production declines and volume decreases could be caused by various factors, including catastrophic events affecting production, depletion of resources, labor difficulties, environmental proceedings, increased regulations, equipment failures and unexpected maintenance problems, import supply disruption, increased competition from alternative energy sources or curtailed drilling activity due to low commodity prices. Alternatively, a sustained decline in demand for such commodities could also adversely affect the financial performance of MLPs and other Midstream Energy Companies. Factors which could lead to a decline in demand include economic recession or other adverse economic conditions, higher fuel taxes or governmental regulations, increases in fuel economy, consumer shifts to the use of alternative fuel sources, changes in commodity prices, or weather.

Depletion and Exploration Risk.  Many MLPs and other Midstream Energy Companies are either engaged in the production of natural gas, natural gas liquids, crude oil, refined petroleum products or coal, or are engaged in transporting, storing, distributing and processing these items on behalf of shippers. To maintain or grow their revenues, these companies or their customers need to maintain or expand their reserves through exploration of new sources of supply, through the development of existing sources, through acquisitions, or through long-term contracts to acquire reserves. The financial performance of MLPs and other Midstream Energy Companies may be adversely affected if they, or the companies to whom they provide the service, are unable to cost-effectively acquire additional reserves sufficient to replace the natural decline.

Regulatory Risk.  MLPs and other Midstream Energy Companies are subject to significant federal, state and local government regulation in virtually every aspect of their operations, including how facilities are constructed, maintained and operated, environmental and safety controls, and the prices they may charge for the products and services they provide. Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them, and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both. Stricter laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may adversely affect the financial performance of MLPs and other Midstream Energy Companies.

Commodity Pricing Risk.  The operations and financial performance of MLPs and other Midstream Energy Companies may be directly affected by energy commodity prices, especially those MLPs and other Midstream Energy Companies which own the underlying energy commodity or receive payments for services that are based on commodity prices. Commodity prices fluctuate for several reasons, including changes in market and economic conditions, the impact of weather on demand, levels of domestic production and imported commodities, energy conservation, domestic and foreign governmental regulation and taxation and the availability of local, intrastate and interstate transportation systems. Volatility of commodity prices, which may lead to a reduction in production or supply, may also negatively impact the performance of MLPs and other Midstream Energy Companies which are solely involved in the transportation, processing, storing, distribution or marketing of commodities. Volatility of commodity prices may also make it more difficult for MLPs and other Midstream Energy Companies to raise capital to the extent the market perceives that their performance may be directly or indirectly tied to commodity prices. In addition to the volatility of commodity prices, extremely high commodity prices that remain at such level or higher may drive further energy conservation efforts which may adversely affect the performance of MLPs and other Midstream Energy Companies.

Acquisition Risk.  The abilities of MLPs to grow and to increase distributions to unitholders can be highly dependent on their ability to make acquisitions that result in an increase in cash available for distribution. In the event that MLPs are unable to make such accretive acquisitions because they are unable to identify attractive acquisition candidates, negotiate acceptable purchase contracts, because they are unable to raise financing for such acquisitions on economically acceptable terms, or because they are outbid by competitors, their future growth and ability to raise distributions will be limited. Furthermore, even if MLPs do consummate acquisitions that they believe will be accretive, the acquisitions may instead result in a decrease in cash available for distribution. Any acquisition involves risks, including, among other things: mistaken assumptions about revenues and costs, including synergies; the assumption of unknown liabilities; limitations on rights to indemnity from the seller; the diversion of management’s attention from other business concerns; unforeseen difficulties operating in new product or geographic areas; and customer or key employee losses at the acquired businesses.

Interest Rate Risk.  Rising interest rates could adversely impact the financial performance of MLPs and other Midstream Energy Companies by increasing their costs of capital. This may reduce their ability to execute acquisitions or expansion projects in a cost-effective manner.

MLP valuations are based on numerous factors, including sector and business fundamentals, management expertise, and expectations of future operating results. However, MLP yields are also susceptible in the short-term to fluctuations in interest rates and like Treasury bonds, the prices of MLP securities typically decline when interest rates rise. Because we will principally invest in MLP equity securities, our investment in such securities means that the net asset value and market price of our common stock may decline if interest rates rise.

Affiliated Party Risk.  Certain MLPs are dependent on their parents or sponsors for a majority of their revenues. Any failure by an MLP’s parents or sponsors to satisfy their payments or obligations would impact the MLP’s revenues and cash flows and ability to make distributions.

Catastrophe Risk.  The operations of MLPs and other Midstream Energy Companies are subject to many hazards inherent in the transporting, processing, storing, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, coal, refined petroleum products or other hydrocarbons, or in the exploring, managing or producing of such commodities, including: damage to pipelines, storage tanks or related equipment and surrounding properties caused by hurricanes, tornadoes, floods, fires and other natural disasters or by acts of terrorism; inadvertent damage from construction and farm equipment; leaks of natural gas, natural gas liquids, crude oil, refined petroleum products or other hydrocarbons; fires and explosions. These risks could result in substantial losses due to personal injury or loss of life, severe damage to and destruction of property and equipment and pollution or other environmental damage and may result in the curtailment or suspension of their related operations. Not all MLPs and other Midstream Energy Companies are fully insured against all risks inherent to their businesses. If a significant accident or event occurs that is not fully insured, it could adversely affect their operations and financial condition.

Terrorism/Market Disruption Risk.  The terrorist attacks in the United States on September 11, 2001 had a disruptive effect on the economy and the securities markets. United States military and related action in Iraq is ongoing and events in the Middle East could have significant adverse effects on the U.S. economy, financial and commodities markets. Uncertainty surrounding retaliatory military strikes or a sustained military campaign may affect MLP and other Midstream Energy Company operations in unpredictable ways, including disruptions of fuel supplies and markets, and transmission and distribution facilities could be direct targets, or indirect casualties, of an act of terror. The U.S. government has issued warnings that energy assets, specifically the United States’ pipeline infrastructure, may be the future target of terrorist organizations. In addition, changes in the insurance markets have made certain types of insurance more difficult, if not impossible, to obtain and have generally resulted in increased premium costs.

MLP Risks.  An investment in MLP units involves certain risks which differ from an investment in the common stock of a corporation. Holders of MLP units have limited control and voting rights on matters affecting the partnership. In addition, there are certain tax risks associated with an investment in MLP units and conflicts of interest exist between common unit holders and the general partner, including those arising from incentive distribution payments.

Concentration Risk.  Our investments will be concentrated in one or more industries within the energy sector. The focus of our portfolio on a specific industry or industries within the energy sector may present more risks than if our portfolio were broadly diversified over numerous industries and sectors of the economy. A downturn in one or more industries within the energy sector would have a larger impact on us than on an investment company that does not concentrate in such sector. At times the performance of securities of companies in the energy sector will lag the performance of other industries or sectors or the broader market as a whole.

Weather Risk.  Extreme weather conditions, such as Hurricane Ivan in 2004, Hurricanes Katrina and Rita in 2005 and Hurricane Ike in 2008, could result in substantial damage to the facilities of certain MLPs and other Midstream Energy Companies located in the affected areas and significant volatility in the supply of natural resources, commodity prices and the earnings of MLPs and other Midstream Energy Companies, and could therefore adversely affect their securities.

MLPs and Other Midstream Energy Company Risk

MLPs and other Midstream Energy Companies are also subject to risks that are specific to the industry they serve.

MLPs and other Midstream Energy Companies that provide crude oil, refined product and natural gas services are subject to supply and demand fluctuations in the markets they serve which will be impacted by a wide range of factors, including fluctuating commodity prices, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, rising interest rates, declines in domestic or foreign production, accidents or catastrophic events, and economic conditions, among others.

MLPs and other Midstream Energy Companies with propane assets are subject to earnings variability based upon weather conditions in the markets they serve, fluctuating commodity prices, increased use of alternative fuels, increased governmental or environmental regulation, and accidents or catastrophic events, among others. Further, extremely high commodity prices that remain at such level or higher may adversely affect the demand for services provided by MLPs and other Midstream Energy Companies.

MLPs and other Midstream Energy Companies with coal assets are subject to supply and demand fluctuations in the markets they serve, which will be impacted by a wide range of factors including, fluctuating commodity prices, the level of their customers’ coal stockpiles, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, rising interest rates, declines in domestic or foreign production, mining accidents or catastrophic events, health claims and economic conditions, among others. In addition, the rising costs of fuel, explosives and labor may not be recovered immediately through increased revenues.

MLPs and other Midstream Energy Companies engaged in the exploration and production business are subject to overstatement of the quantities of their reserves based upon any reserve estimates that prove to be inaccurate, that no commercially productive oil, natural gas or other energy reservoirs will be discovered as a result of drilling or other exploration activities, the curtailment, delay or cancellation of exploration activities are as a result of a unexpected conditions or miscalculations, title problems, pressure or irregularities in formations, equipment failures or accidents, adverse weather conditions, compliance with environmental and other governmental requirements and cost of, or shortages or delays in the availability of, drilling rigs and other exploration equipment, and operational risks and hazards associated with the development of the underlying properties, including natural disasters, blowouts, explosions, fires, leakage of crude oil, natural gas or other resources, mechanical failures, cratering, and pollution.

MLPs and other Midstream Energy Companies engaged in marine transportation (or “tanker” companies) are exposed to many of the same risks as MLPs and other Midstream Energy Companies as summarized above. In addition , the highly cyclic nature of the tanker industry may lead to volatile changes in charter rates and vessel values, which may adversely affect the earnings of tanker companies in our portfolio. Fluctuations in charter rates and vessel result from changes in the supply and demand for tanker capacity and changes in the supply and demand for oil and oil products. Historically, the tanker markets have been volatile because many conditions and factors can affect the supply and demand for tanker capacity. Changes in demand for transportation of oil over longer distances and supply of tankers to carry that oil may materially affect revenues, profitability and cash flows of tanker companies.

The successful operation of vessels in the charter market depends upon, among other things, obtaining profitable spot charters and minimizing time spent waiting for charters and traveling unladen to pick up cargo. The value of tanker vessels may fluctuate and could adversely affect the value of tanker company securities in our portfolio. Declining tanker values could affect the ability of tanker companies to raise cash by limiting their ability to refinance their vessels, thereby adversely impacting tanker company liquidity.

Tanker company vessels are at risk of damage or loss because of events such as mechanical failure, collision, human error, war, terrorism, piracy, cargo loss and bad weather. In addition, changing economic, regulatory and political conditions in some countries, including political and military conflicts, have from time to time resulted in attacks on vessels, mining of waterways, piracy, terrorism, labor strikes, boycotts and government requisitioning of vessels. These sorts of events could interfere with shipping lanes and result in market disruptions and a significant loss of tanker company earnings.

Cash Flow Risk

A substantial portion of the cash flow received by us is derived from our investment in equity securities of MLPs. The amount of cash that an MLP has available for distributions and the tax character of such distributions depends upon the amount of cash generated by the MLP’s operations. Cash available for distribution will vary from quarter to quarter and is largely dependent on factors affecting the MLP’s operations and factors affecting the energy industry in general. In addition to the risk factors described above, other factors which may reduce the amount of cash an MLP has available for distribution include increased operating costs, maintenance capital expenditures, acquisition costs, expansion, construction or exploration costs and borrowing costs.

Tax Risks

Tax Risk of MLPs.  Our ability to meet our investment objective will depend on the level of taxable income and distributions and dividends we receive from the MLP and other Midstream Energy Company securities in which we invest, a factor over which we have no control. The benefit we derive from our investment in MLPs is largely dependent on the MLPs being treated as partnerships and not as corporations for federal income tax purposes. As a partnership, an MLP has no tax liability at the entity level. If, as a result of a change in current law or a change in an MLP’s business, an MLP were treated as a corporation for federal income tax purposes, such MLP would be obligated to pay federal income tax on its income at the corporate tax rate. If an MLP were classified as a corporation for federal income tax purposes, the amount of cash available for distribution would be reduced and distributions received by us would be taxed under federal income tax laws applicable to corporate distributions (as dividend income, return of capital, or capital gain). Therefore, treatment of an MLP as a corporation for federal income tax purposes would result in a reduction in the after-tax return to us, likely causing a reduction in the value of our common stock.

Tax Law Change Risk.  Changes in tax laws or regulations, or interpretations thereof in the future, could adversely affect us or the MLPs in which we invest. Any such changes could negatively impact our common stockholders. Legislation could also negatively impact the amount and tax characterization of distributions received by our common stockholders. Under current law, qualified dividend income received by individual stockholders is taxed at the rate applicable to long-term capital gains, which is generally 15% for individuals, provided a holding period requirement and certain other requirements are met. This reduced rate of tax on qualified dividend income is currently scheduled to revert to ordinary income rates for taxable years beginning after December 31, 2010 and the maximum 15% federal income tax rate for long-term capital gain is scheduled to revert to 20% for such taxable years.

Deferred Tax Risks.  As a limited partner in the MLPs in which we invest, we will receive our distributive share of income, gains, losses, deductions, and credits from those MLPs. Historically, a significant portion of income from such MLPs has been offset by tax deductions. We will incur a current tax liability on our distributive share of an MLP’s income and gains that is not offset by tax deductions, losses, and credits, or our net operating loss carryforwards, if any. The percentage of an MLP’s income and gains which is offset by tax deductions, losses, and credits will fluctuate over time for various reasons. A significant slowdown in acquisition activity or capital spending by MLPs held in our portfolio could result in a reduction of accelerated depreciation generated by new acquisitions, which may result in increased current tax liability to us.

We rely to some extent on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income allocable to the MLP units held in the portfolio and to estimate the associated deferred taxes. Such estimates are made in good faith. From time to time, as new information becomes available, we modify our estimates or assumptions regarding our deferred taxes.

Deferred income taxes reflect (1) taxes on unrealized gains/(losses) which are attributable to the difference between the fair market value and tax basis of our investments and (2) the tax benefit of accumulated net operating losses. We will accrue a net deferred tax liability if our future tax liability on our unrealized gains exceeds the tax benefit of our accumulated net operating losses, if any. We will accrue a net deferred tax asset if our future tax liability on our unrealized gains is less than the tax benefit of our accumulated net operating losses or if we have net unrealized losses on our investments.

To the extent we have a net deferred tax asset, consideration is given as to whether or not a valuation allowance is required. The need to establish a valuation allowance for deferred tax assets is assessed periodically based on the criterion established by the Statement of Financial Standards, Accounting for Income Taxes (“SFAS” No. 109) that it is more likely than not that some portion or all of the deferred tax asset will not be realized. In our assessment for a valuation allowance, consideration is given to all positive and negative evidence related to the realization of the deferred tax asset. This assessment considers, among other matters, the nature, frequency and severity of current and cumulative losses, forecasts of future profitability (which are highly dependent on future MLP cash distributions), the duration of statutory carryforward periods and the associated risk that operating loss carryforwards may expire unused.

As of November 30, 2008, we had a net deferred tax asset of $99.3 million. As of that date, our analysis of the need for a valuation allowance considered that we had incurred a cumulative loss over the three year period ended November 30, 2008. Substantially all of our net pre-tax losses related to unrealized depreciation of investments occurred during the fiscal fourth quarter of 2008 as a result of the unprecedented decline in the overall financial, commodity and MLP markets.

Recovery of the deferred tax asset is dependent on continued payment of the MLP cash distributions at or near current levels in the future and the resultant generation of taxable income. Unexpected significant decreases in MLP cash distributions or significant further declines in the fair value of our portfolio of investments may change our assessment regarding the recoverability of the deferred tax asset and would likely result in a valuation allowance.

If a valuation allowance is required to reduce the deferred tax asset in the future, it could have a material impact on our net asset value and results of operations in the period it is recorded.

Deferred Tax Risks of Investing in our Common Stock.  A reduction in the return of capital portion of the distributions that we receive or an increase in our portfolio turnover may reduce that portion of our distribution, paid to common stockholders, treated as a tax-deferred return of capital and increase that portion treated as a dividend, resulting in lower after-tax distributions to our common stockholders. See the “Tax Matters” in this prospectus and also in our SAI.

Delay in Use of Proceeds

Although we intend to invest the proceeds of this offering in accordance with our investment objective as soon as practicable, such investments may be delayed if suitable investments are unavailable at the time or if we are unable to secure firm commitments for direct placements. Prior to the time we are fully invested, the proceeds of the offering may temporarily be invested in cash, cash equivalents or other securities. Income we received from these securities would likely be less than returns sought pursuant to our investment objective and policies. See “Use of Proceeds.”

Equity Securities Risk

MLP common units and other equity securities may be subject to general movements in the stock market and a significant drop in the stock market may depress the price of securities to which we have exposure. MLP units and other equity securities prices fluctuate for several reasons, including changes in the financial condition of a particular issuer (generally measured in terms of distributable cash flow in the case of MLPs), investors’ perceptions of MLPs and other Midstream Energy Companies, the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. In addition, the prices of MLP units and other Midstream Energy Company equity securities may be sensitive to rising interest rates given their yield-based nature.

Certain of the MLPs and other Midstream Energy Companies in which we invest have comparatively smaller capitalizations than other companies. Investing in the securities of smaller MLPs and other Midstream Energy Companies presents some unique investment risks. These MLPs and other Midstream Energy Companies may have limited product lines and markets, as well as shorter operating histories, less experienced management and more limited financial resources than larger MLPs and other Midstream Energy Companies and may be more vulnerable to adverse general market or economic developments. Stocks of smaller MLPs and other Midstream Energy Companies may be less liquid than those of larger MLPs and other Midstream Energy Companies and may experience greater price fluctuations than larger MLPs and other Midstream Energy Companies. In addition, small-cap securities may not be widely followed by the investment community, which may result in reduced demand.

Risks Associated with an Investment in Initial Public Offerings (“IPOs”)

Securities purchased in IPOs are often subject to the general risks associated with investments in companies with small market capitalizations, and typically to a heightened degree. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in an IPO may be highly volatile. At any particular time or from time to time, the Company may not be able to invest in IPOs, or to invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be available to the Company. In addition, under certain market conditions, a relatively small number of companies may issue securities in IPOs. The investment performance of the Company during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when it is able to do so.

IPO securities may be volatile, and the Company cannot predict whether investments in IPOs will be successful. As the Company grows in size, the positive effect of IPO investments on the Company may decrease.

Risks Associated with a Private Investment in a Public Entity (“ PIPE”) Transaction

PIPE investors purchase securities directly from a publicly traded company in a private placement transaction, typically at a discount to the market price of the company’s common stock. Because the sale of the securities is not registered under the Securities Act of 1933, as amended (the “Securities Act”), the securities are “restricted” and cannot be immediately resold by the investors into the public markets. Accordingly, the company typically agrees as part of the PIPE deal to register the restricted securities with the SEC. PIPE securities may be deemed illiquid.

Privately Held Company Risk

Investing in privately held companies involves risk. For example, privately held companies are not subject to SEC reporting requirements, are not required to maintain their accounting records in accordance with generally accepted accounting principles, and are not required to maintain effective internal controls over financial reporting. As a result, the Investment Adviser may not have timely or accurate information about the business, financial condition and results of operations of the privately held companies in which the Fund invests. In addition, the securities of privately held companies are generally illiquid, and entail the risks described under “ — Liquidity Risk” below.

Liquidity Risk

Although common units of MLPs and common stocks of other Midstream Energy Companies trade on the NYSE, American Stock Exchange (“AMEX”), and the NASDAQ Stock Market (“NASDAQ”), certain securities may trade less frequently, particularly those with smaller capitalizations. Securities with limited trading volumes may display volatile or erratic price movements. Also, Kayne Anderson is one of the largest investors in our investment sector. Thus, it may be more difficult for us to buy and sell significant amounts of such securities without an unfavorable impact on prevailing market prices. Larger purchases or sales of these securities by us in a short period of time may cause abnormal movements in the market price of these securities. As a result, these securities may be difficult to dispose of at a fair price at the times when we believe it is desirable to do so. These securities are also more difficult to value, and Kayne Anderson’s judgment as to value will often be given greater weight than market quotations, if any exist. Investment of our capital in securities that are less actively traded or over time experience decreased trading volume may restrict our ability to take advantage of other market opportunities.

We also invest in unregistered or otherwise restricted securities. The term “restricted securities” refers to securities that are unregistered or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. Unregistered securities are securities that cannot be sold publicly in the United States without registration under the Securities Act of 1933, as amended (the “Securities Act”), unless an exemption from such registration is available. Restricted securities may be more difficult to value and we may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, we, where we have contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that we could sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquiror of the securities. We would, in either case, bear the risks of any downward price fluctuation during that period. The difficulties and delays associated with selling restricted securities could result in our inability to realize a favorable price upon disposition of such securities, and at times might make disposition of such securities impossible.

Our investments in restricted securities may include investments in private companies. Such securities are not registered under the Securities Act until the company becomes a public company. Accordingly, in addition to the risks described above, our ability to dispose of such securities on favorable terms would be limited until the portfolio company becomes a public company.

Non-Diversification Risk

We are a non-diversified, closed-end investment company under the 1940 Act and will not be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended, or the Code. Accordingly, there are no regulatory requirements under the 1940 Act or the Code on the minimum number or size of securities we hold. As of November 30, 2008, we held investments in approximately 53 issuers.

As of November 30, 2008, substantially all of our total assets were invested in publicly traded securities of MLPs and other Midstream Energy Companies. As of November 30, 2008, there were 73 publicly traded MLPs (partnerships) which manage and operate energy assets. We primarily select our investments in publicly traded securities from securities issued by MLPs in this small pool, together with securities issued by newly public MLPs, if any. We also invest in publicly traded securities issued by other Midstream Energy Companies.

As a result of selecting our investments from this small pool of publicly traded securities, a change in the value of the securities of any one of these publicly traded MLPs could have a significant impact on our portfolio. In addition, as there can be a correlation in the valuation of the securities of publicly traded MLPs, a change in value of the securities of one such MLP could negatively influence the valuations of the securities of other publicly traded MLPs that we may hold in our portfolio.

As we may invest up to 15% of our total assets in any single issuer, a decline in value of the securities of such an issuer could significantly impact the value of our portfolio.

Interest Rate Risk

Interest rate risk is the risk that securities will decline in value because of changes in market interest rates. The yields of equity and debt securities of MLPs are susceptible in the short-term to fluctuations in interest rates and, like Treasury bonds, the prices of these securities typically decline when interest rates rise. Accordingly, our net asset value and the market price of our common stock may decline when interest rates rise. Further, rising interest rates could adversely impact the financial performance of Midstream Energy Companies by increasing their costs of capital. This may reduce their ability to execute acquisitions or expansion projects in a cost-effective manner.

Certain debt instruments, particularly below investment grade securities, may contain call or redemption provisions which would allow the issuer thereof to prepay principal prior to the debt instrument’s stated maturity. This is known as prepayment risk. Prepayment risk is greater during a falling interest rate environment as issuers can reduce their cost of capital by refinancing higher yielding debt instruments with lower yielding debt instruments. An issuer may also elect to refinance their debt instruments with lower yielding debt instruments if the credit standing of the issuer improves. To the extent debt securities in our portfolio are called or redeemed, we may be forced to reinvest in lower yielding securities.

Inflation Risk

Inflation risk is the risk that the value of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of our securities and distributions that we pay declines.

Interest Rate Hedging Risk

We may in the future hedge against interest rate risk resulting from our leveraged capital structure. We do not intend to hedge interest rate risk of portfolio holdings. Interest rate transactions that we may use for hedging purposes will expose us to certain risks that differ from the risks associated with our portfolio holdings. There are economic costs of hedging reflected in the price of interest rate swaps, caps and similar techniques, the cost of which can be significant. In addition, our success in using hedging instruments is subject to Kayne Anderson’s ability to predict correctly changes in the relationships of such hedging instruments to our leverage risk, and there can be no assurance that Kayne Anderson’s judgment in this respect will be accurate. To the extent there is a decline in interest rates, the value of interest rate swaps or caps could decline, and result in a decline in the net asset value of our common stock. In addition, if the counterparty to an interest rate swap or cap defaults, we would not be able to use the anticipated net receipts under the interest rate swap or cap to offset our cost of financial leverage.

Portfolio Turnover Risk

We anticipate that our annual portfolio turnover rate will range between 10%-15%, but the rate may vary greatly from year to year. Portfolio turnover rate is not considered a limiting factor in Kayne Anderson’s execution of investment decisions. The types of MLPs in which we intend to invest have historically made cash distributions to limited partners, the substantial portion of which would not be taxed as income to us in that tax year but rather would be treated as a non-taxable return of capital to the extent of our basis. As a result, most of the tax related to such distribution would be deferred until subsequent sale of our MLP units, at which time we would pay any required tax on gains. Therefore, the sooner we sell such MLP units, the sooner we would be required to pay tax on resulting gains, and the cash available to us to pay distributions to our common stockholders in the year of such tax payment would be less than if such taxes were deferred until a later year. These taxable gains may increase our current and accumulated earnings and profits, resulting in a greater portion of our common stock distributions being treated as dividend income to our common stockholders. In addition, a higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by us. See “Investment Objective and Policies — Investment Practices — Portfolio Turnover” and “Tax Matters.”

Derivatives Risk

We may purchase and sell derivative investments such as exchange-listed and over-the-counter put and call options on securities, equity, fixed income and interest rate indices, and other financial instruments, enter into various interest rate transactions such as swaps, caps, floors or collars or credit transactions and credit default swaps. We also may purchase derivative investments that combine features of these instruments. The use of derivatives has risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative investments. Furthermore, the ability to successfully use these techniques depends on our ability to predict pertinent market movements, which cannot be assured. Thus, the use of derivatives may result in losses greater than if they had not been used, may require us to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation we can realize on an investment or may cause us to hold a security that we might otherwise sell. Additionally, amounts paid by us as premiums and cash or other assets held in margin accounts with respect to derivative transactions are not otherwise available to us for investment purposes.

We may write covered call options. As the writer of a covered call option, during the option’s life we give up the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but we retain the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. There can be no assurance that a liquid market will exist when we seek to close out an option position. If trading were suspended in an option purchased by us, we would not be able to close out the option. If we were unable to close out a covered call option that we had written on a security, we would not be able to sell the underlying security unless the option expired without exercise.

Depending on whether we would be entitled to receive net payments from the counterparty on a swap or cap, which in turn would depend on the general state of short-term interest rates at that point in time, a default by a counterparty could negatively impact the performance of our common stock. In addition, at the time an interest rate or commodity swap or cap transaction reaches its scheduled termination date, there is a risk that we would not be able to obtain a replacement transaction or that the terms of the replacement would not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the performance of our common stock. If we fail to maintain any required asset coverage ratios in connection with any use by us of Leverage Instruments, we may be required to redeem or prepay some or all of the Leverage Instruments. Such redemption or prepayment would likely result in our seeking to terminate early all or a portion of any swap or cap transactions. Early termination of a swap could result in a termination payment by or to us. Early termination of a cap could result in a termination payment to us.

We segregate liquid assets against or otherwise cover our future obligations under such swap or cap transactions, in order to provide that our future commitments for which we have not segregated liquid assets against or otherwise covered, together with any outstanding Borrowings, do not exceed 33 1/3% of our total assets less liabilities (other than the amount of our Borrowings). In addition, such transactions and other use of Leverage Instruments by us are subject to the asset coverage requirements of the 1940 Act, which generally restrict us from engaging in such transactions unless the value of our total assets less liabilities (other than the amount of our Borrowings) is at least 300% of the principal amount of our Borrowings and the value of our total assets less liabilities (other than the amount of our Leverage Instruments) are at least 200% of the principal amount of our Leverage Instruments.

The use of interest rate and commodity swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Depending on market conditions in general, our use of swaps or caps could enhance or harm the overall performance of our common stock. For example, we may use interest rate swaps and caps in connection with any use by us of Leverage Instruments. Under the terms of the outstanding interest rate swap agreements as of March 31, 2009, we are obligated to pay a weighted average rate of 1.34%on a notional amount of $194 million. To the extent interest rates decline, the value of the interest rate swap or cap could decline, and could result in a decline in the net asset value of our common stock. In addition, if short-term interest rates are lower than our fixed rate of payment on the interest rate swap, the swap will reduce common stock net earnings. Buying interest rate caps could decrease the net earnings of our common stock in the event that the premium paid by us to the counterparty exceeds the additional amount we would have been required to pay had we not entered into the cap agreement.

Interest rate and commodity swaps and caps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate and commodity swaps is limited to the net amount of interest payments that we are contractually obligated to make. If the counterparty defaults, we would not be able to use the anticipated net receipts under the swap or cap to offset any declines in the value of our portfolio assets being hedged or the increase in our cost of financial leverage. Depending on whether we would be entitled to receive net payments from the counterparty on the swap or cap, which in turn would depend on the general state of the market rates at that point in time, such a default could negatively impact the performance of our common stock.

Short Sales Risk

Short selling involves selling securities which may or may not be owned and borrowing the same securities for delivery to the purchaser, with an obligation to replace the borrowed securities at a later date. Short selling allows the short seller to profit from declines in market prices to the extent such declines exceed the transaction costs and the costs of borrowing the securities. A short sale creates the risk of an unlimited loss, in that the price of the underlying security could theoretically increase without limit, thus increasing the cost of buying those securities to cover the short position. There can be no assurance that the securities necessary to cover a short position will be available for purchase. Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss.

Our obligation to replace a borrowed security is secured by collateral deposited with the broker-dealer, usually cash, U.S. government securities or other liquid securities similar to those borrowed. We also are required to segregate similar collateral to the extent, if any, necessary so that the value of both collateral amounts in the aggregate is at all times equal to at least 100% of the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which we borrowed the security regarding payment over of any payments received by us on such security, we may not receive any payments (including interest) on the collateral deposited with such broker-dealer.

Debt Securities Risks

Debt securities in which we invest are subject to many of the risks described elsewhere in this section. In addition, they are subject to credit risk, and, depending on their quality, other special risks.

Credit Risk.  An issuer of a debt security may be unable to make interest payments and repay principal. We could lose money if the issuer of a debt obligation is, or is perceived to be, unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The downgrade of a security by rating agencies may further decrease its value. Additionally, a portfolio company may issue to us a debt security that has payment-in-kind interest, which represents contractual interest added to the principal balance and due at the maturity date of the debt security in which we invest. It is possible that by effectively increasing the principal balance payable to us or deferring cash payment of such interest until maturity, the use of payment-in-kind features will increase the risk that such amounts will become uncollectible when due and payable.

Below Investment Grade and Unrated Debt Securities Risk.  Below investment grade debt securities in which we may invest are rated from B3 to Ba1 by Moody’s, from B- to BB+ by Fitch or Standard & Poor’s, or comparably rated by another rating agency. Below investment grade and unrated debt securities generally pay a premium above the yields of U.S. government securities or debt securities of investment grade issuers because they are subject to greater risks than these securities. These risks, which reflect their speculative character, include the following: greater yield and price volatility; greater credit risk and risk of default; potentially greater sensitivity to general economic or industry conditions; potential lack of attractive resale opportunities (illiquidity); and additional expenses to seek recovery from issuers who default.

In addition, the prices of these below investment grade and unrated debt securities are more sensitive to negative developments, such as a decline in the issuer’s revenues, downturns in profitability in the energy industry or a general economic downturn, than are the prices of higher grade securities. Below investment grade and unrated debt securities tend to be less liquid than investment grade securities and the market for below investment grade and unrated debt securities could contract further under adverse market or economic conditions. In such a scenario, it may be more difficult for us to sell these securities in a timely manner or for as high a price as could be realized if such securities were more widely traded. The market value of below investment grade and unrated debt securities may be more volatile than the market value of investment grade securities and generally tends to reflect the market’s perception of the creditworthiness of the issuer and short-term market developments to a greater extent than investment grade securities, which primarily reflect fluctuations in general levels of interest rates. In the event of a default by a below investment grade or unrated debt security held in our portfolio in the payment of principal or interest, we may incur additional expense to the extent we are required to seek recovery of such principal or interest. For a further description of below investment grade and unrated debt securities and the risks associated therewith, see “Investment Policies” in our SAI.

DISTRIBUTIONS

We have paid distributions to common stockholders every fiscal quarter since inception. The following table sets forth information about distributions we paid to our common stockholders, percentage participation by common stockholders in our dividend reinvestment program and reinvestments and related issuances of additional shares of common stock as a result of such participation (the information in the table is unaudited):

			Amount of	Additional Shares
		Percentage of Common	Corresponding	of Common Stock
		Stockholders Electing	Reinvestment	Issued through
	Amount of	to Participate in	through Dividend	Dividend
Distribution Payment Date	Distribution	Dividend Reinvestment	Reinvestment	Reinvestment
to Common Stockholders	Per Share	Program	Program	Program

January 14, 2005	$0.2500	65%	$5,400,602	222,522

April 15, 2005	0.4100	51%	7,042,073	288,020

July 15, 2005	0.4150	47%	6,570,925	249,656

October 14, 2005	0.4200	44%	6,251,280	249,453

January 12, 2006	0.4250	42%	6,627,404	263,620

April 13, 2006	0.4300	39%	6,312,557	203,318

July 13, 2006	0.4400	37%	6,183,973	204,423

October 13, 2006	0.4500	34%	5,864,353	217,924

January 12, 2007	0.4700	32%	5,717,595	200,336

April 13, 2007	0.4800	32%	5,796,166	168,885

July 12, 2007	0.4900	29%	6,069,814	173,572

October 12, 2007	0.4900	28%	6,000,757	197,004

January 11, 2008	0.4950	28%	5,997,410	205,813

April 11, 2008	0.4975	28%	5,987,021	217,393

July 11, 2008	0.5000	26%	5,757,159	209,275

October 10, 2008	0.5000	26%	5,742,732	318,156

January 9, 2009	0.5000	26%	5,649,807	343,871

April 17, 2009	0.4800	*	*	*

*	Information is not yet available for this period.

We intend to continue to pay quarterly distributions to our common stockholders, funded in part by the cash and other income generated from our portfolio investment. The cash and other income generated from our portfolio investments is the amount received by us as cash or paid-in-kind distributions from MLPs or other Midstream Energy Companies, interest payments received on debt securities owned by us, other payments on securities owned by us and income tax benefits, if any, less current or anticipated operating expenses, taxes on our taxable income, if any, and our leverage costs. We expect that a significant portion of our future distributions will be treated as a return of capital to stockholders for tax purposes.

Our quarterly distributions to common stockholders, if any, will be determined by our Board of Director and will be subject to meeting the covenants of our senior debt and asset coverage requirements of the 1940 Act. There is no assurance we will continue to pay regular distributions or that we will do so at a particular rate.

We pay dividends on ARP Shares in accordance with the terms thereof. ARP Shares pay adjustable rate dividends, which are redetermined periodically by an auction process. The adjustment period for dividends on ARP Shares could be as short as one day or as long as a year or more. As of March 31, 2009, the dividend rate on the ARP Shares was 1.02%. This dividend rate does not include commissions paid to the auction agent or the effect of our outstanding interest rate swap agreements as of March 31, 2009 (weighted average fixed rate of 1.34% on a notional amount of $194 million).

All of our realized capital gains, if any, net of applicable taxes, and any cash and other income from investments not distributed as a distribution will be retained by us. Unless you elect to receive your common stock distributions in cash, they will automatically be reinvested into additional common stock pursuant to our Dividend Reinvestment Plan.

The 1940 Act generally limits our long-term capital gain distributions to one per year. This limitation does not apply to that portion of our distributions that is not characterized as long-term capital gain (e.g., return of capital or distribution of interest income). Although we have no current plans to do so, we may in the future apply to the SEC for an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder permitting us to make periodic distributions of long-term capital gains provided that our distribution policy with respect to our common stock calls for periodic (e.g., quarterly) distributions in an amount equal to a fixed percentage of our average net asset value over a specified period of time or market price per common share at or about the time of distribution or pay-out of a level dollar amount. The exemption also would permit us to make distributions with respect to the ARP Shares and any shares of preferred stock that we may offer hereby in accordance with such shares’ terms. We cannot assure you that if we apply for this exemption, the requested relief will be granted by the SEC in a timely manner, if at all.

Because the cash distributions received from the MLPs in our portfolio are expected to exceed the earnings and profits associated with owning such MLPs, we expect that a significant portion of our distributions will be paid from sources other than our current or accumulated earnings, income or profits. The portion of the distribution which exceeds our current or accumulated earnings and profits will be treated as a return of capital to the extent of a stockholder’s basis in our common stock, then as capital gain. See “Tax Matters.”

DIVIDEND REINVESTMENT PLAN

We have adopted a Dividend Reinvestment Plan (the “Plan”) that provides that unless you elect to receive your dividends or distributions in cash, they will be automatically reinvested by the Plan Administrator, American Stock Transfer & Trust Company, in additional shares of our common stock. If you elect to receive your dividends or distributions in cash, you will receive them in cash paid by check mailed directly to you by the Plan Administrator.

No action is required on the part of a registered stockholder to have their cash distribution reinvested in shares of our common stock. Unless you or your brokerage firm decides to opt out of the Plan, the number of shares of common stock you will receive will be determined as follows:

(1) The number of share to be issued to a stockholder shall be based on share price equal to 95% of the closing price of our common stock one day prior to the dividend payment date.

(2) Our Board of Directors may, in its sole discretion, instruct us to purchase shares of its Common Stock in the open market in connection with the implementation of the Plan as follows: If our common stock is trading below net asset value at the time of valuation, upon notice from us, the Plan Administrator will receive the dividend or distribution in cash and will purchase common stock in the open market, on the NYSE or elsewhere, for the participants’ accounts, except that the Plan Administrator will endeavor to terminate purchases in the open market and cause us to issue the remaining shares if, following the commencement of the purchases, the market value of the shares, including brokerage commissions, exceeds the net asset value at the time of valuation. Provided the Plan Administrator can terminate purchases on the open market, the remaining shares will be issued by us at a price equal to the greater of (i) the net asset value at the time of valuation or (ii) 95% of the then current market price. It is possible that the average purchase price per share paid by the Plan Administrator may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid entirely in common stock issued by us.

You may withdraw from the Plan at any time by giving written notice to the Plan Administrator, or by telephone in accordance with such reasonable requirements as we and the Plan Administrator may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan and you will receive a cash payment for any fractional shares in your account. If you wish, the Plan Administrator will sell your shares and send the proceeds to you, less brokerage commissions. The Plan Administrator is authorized to deduct a $15 transaction fee plus a $0.10 per share brokerage commission from the proceeds.

The Plan Administrator maintains all common stockholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common stock in your account will be held by the Plan Administrator in non-certificated form. The Plan Administrator will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to us. Any proxy you receive will include all common stock you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in common stock. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Administrator when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions, even though you have not received any cash with which to pay the resulting tax. See “Tax Matters.”

If you hold your common stock with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any distribution reinvestment may be effected on different terms than those described above. Consult your financial advisor for more information.

The Plan Administrator’s fees under the Plan will be borne by us. There is no direct service charge to participants in the Plan; however, we reserve the right to amend or terminate the Plan, including amending the Plan to include a service charge payable by the participants, if in the judgment of the Board of Directors the change is warranted. Any amendment to the Plan, except amendments necessary or appropriate to comply with applicable law or the rules and policies of the SEC or any other regulatory authority, require us to provide at least 30 days written notice to each participant. Additional information about the Plan may be obtained from American Stock Transfer & Trust Company at 59 Maiden Lane, New York, New York 10038.

INVESTMENT OBJECTIVE AND POLICIES

Our investment objective is to obtain high after-tax total return by investing at least 85% of our total assets in public and private investments in MLPs and other Midstream Energy Companies. Our investment objective is considered a fundamental policy and therefore may not be changed without the approval of the holders of a “majority of the outstanding” voting securities. When used with respect to our voting securities, a “majority of the outstanding” voting securities means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever is less. There can be no assurance that we will achieve our investment objective.

The following investment policies are considered non-fundamental and may be changed by the Board of Directors without the approval of the holders of a “majority of the outstanding” voting securities, provided that the holders of such voting securities receive at least 60 days’ prior written notice of any change:

•	For as long as the word “MLP” is in our name, it shall be our policy, under normal market conditions, to invest at least 80% of our total assets in MLPs.

•	We intend to invest at least 50% of our total assets in publicly traded securities of MLPs and other Midstream Energy Companies.

•	Under normal market conditions, we may invest up to 50% of our total assets in unregistered or otherwise restricted securities of MLPs and other Midstream Energy Companies. The types of unregistered or otherwise restricted securities that we may purchase include common units, subordinated units, preferred units, and convertible units of, and general partner interests in, MLPs, and securities of other public and private Midstream Energy Companies.

•	We may invest up to 15% of our total assets in any single issuer.

•	We may invest up to 20% of our total assets in debt securities of MLPs and other Midstream Energy Companies, including below investment grade debt securities rated, at the time of investment, at least B3 by Moody’s, B- by Standard & Poor’s or Fitch, comparably rated by another rating agency or, if unrated, determined by Kayne Anderson to be of comparable quality. In addition, up to one-quarter of our permitted investments in debt securities (or up to 5% of our total assets) may include unrated debt securities of private companies.

•	Under normal market conditions, our policy is to utilize our Borrowings and our preferred stock, including ARP Shares (each a “Leverage Instrument” and collectively “Leverage Instrument”) in an amount that represents approximately 30% of our total assets, including proceeds from such Leverage Instruments. However, we reserve the right at any time, if we believe that market conditions are appropriate, to use Leverage Instruments to the extent permitted by the 1940 Act.

•	We may, but are not required to, use derivative investments and engage in short sales to hedge against interest rate and market risks.

Unless otherwise stated, all investment restrictions apply at the time of purchase and we will not be required to reduce a position due solely to market value fluctuations.

Description of MLPs

Master Limited Partnerships.  MLPs are limited partnerships, the partnership units of which are listed and traded on a U.S. securities exchange. To qualify as an MLP and not to be taxed as a corporation, a partnership must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Code. These qualifying sources include natural resource-based activities such as the exploration, development, mining, production, processing, refining, transportation, storage and marketing of mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. The general partner is typically owned by a major energy company, an investment fund, the direct management of the MLP or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an up to 2% equity interest in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners typically own the remainder of the partnership, through ownership of common units, and have a limited role in the partnership’s operations and management.

MLPs are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount (“minimum quarterly distributions” or “MQD”). Common and general partner interests also accrue arrearages in distributions to the extent the MQD is not paid. Once common and general partner interests have been paid, subordinated units receive distributions of up to the MQD; however, subordinated units do not accrue arrearages. Distributable cash in excess of the MQD paid to both common and subordinated units is distributed to both common and subordinated units generally on a pro rata basis. The general partner is also eligible to receive incentive distributions if the general partner operates the business in a manner which results in distributions paid per common unit surpassing specified target levels. As the general partner increases cash distributions to the limited partners, the general partner receives an increasingly higher percentage of the incremental cash distributions. A common arrangement provides that the general partner can reach a tier where it receives 50% of every incremental dollar paid to common and subordinated unit holders. These incentive distributions encourage the general partner to streamline costs, increase capital expenditures and acquire assets in order to increase the partnership’s cash flow and raise the quarterly cash distribution in order to reach higher tiers. Such results benefit all security holders of the MLP.

MLPs in which we invest are currently classified by us as midstream MLPs, propane MLPs, coal MLPs, upstream MLPs and marine transportation MLPs.

•	Midstream MLPs are engaged in (a) the treating, gathering, compression, processing, transmission and storage of natural gas and the transportation, fractionation and storage of natural gas liquids (primarily propane, ethane, butane and natural gasoline); (b) the gathering, transportation, storage and terminalling of crude oil; and (c) the transportation (usually via pipelines, barges, rail cars and trucks), storage and terminalling of refined petroleum products (primarily gasoline, diesel fuel and jet fuel) and other hydrocarbon by-products. MLPs may also operate ancillary businesses including the marketing of the products and logistical services.

•	Propane MLPs are engaged in the distribution of propane to homeowners for space and water heating and to commercial, industrial and agricultural customers. Propane serves approximately 3% of the household energy needs in the United States, largely for homes beyond the geographic reach of natural gas distribution pipelines. Volumes are weather dependent and a majority of annual cash flow is earned during the winter heating season (October through March).

•	Coal MLPs are engaged in the owning, leasing, managing, production and sale of coal and coal reserves. Electricity generation is the primary use of coal in the United States. Demand for electricity and supply of alternative fuels to generators are the primary drivers of coal demand.

•	Upstream MLPs are businesses engaged in the exploration, extraction, production and acquisition of natural gas and crude oil, from geological reservoirs. An Upstream MLP’s cash flow and distributions are driven by the amount of oil and natural gas produced and the demand for and price of crude oil and natural gas.

•	Marine transportation MLPs provide transportation and distribution services for energy related products through the ownership and operation of several types of vessels, such as crude oil tankers, refined product tankers, liquefied natural gas tankers, tank barges and tugboats. Marine transportation plays in important role in domestic and international trade of crude oil, refined petroleum products natural gas liquids and liquefied natural gas.

For purposes of our investment objective, the term “MLPs” includes affiliates of MLPs that own general partner interests or, in some cases, subordinated units, registered or unregistered common units, or other limited partner units in an MLP.

Our Portfolio

At any given time, we expect that our portfolio will have some or all of the types of investments described below. A description of our investment policies and restrictions and more information about our portfolio investments are contained in this prospectus and our SAI.

Equity Securities of MLPs.  Equity securities of MLPs include common units, subordinated units and general partner interests of such companies.

MLP common units represent a limited partnership interest in the MLP. Common units are listed and traded on U.S. securities exchanges or over-the-counter, with their value fluctuating predominantly based on prevailing market conditions and the success of the MLP. We intend to purchase common units in market transactions as well as directly from the MLP or other parties in private placements. Unlike owners of common stock of a corporation, owners of common units have limited voting rights and have no ability to annually elect directors. MLPs generally distribute all available cash flow (cash flow from operations less maintenance capital expenditures) in the form of quarterly distributions. Common units along with general partner units, have first priority to receive quarterly cash distributions up to the MQD and have arrearage rights. In the event of liquidation, common units have preference over subordinated units, but not debt or preferred units, to the remaining assets of the MLP.

MLP subordinated units are typically issued by MLPs to their original sponsors, such as their founders, corporate general partners of MLPs, entities that sell assets to the MLP, and investors such as us. We may purchase subordinated units directly from these persons as well as newly-issued subordinated units from MLPs themselves. Subordinated units have similar voting rights as common units and are generally not publicly traded. Once the MQD on the common units, including any arrearages, has been paid, subordinated units receive cash distributions up to the MQD prior to any incentive payments to the MLP’s general partner. Unlike common units, subordinated units do not have arrearage rights. In the event of liquidation, common units and general partner interests have priority over subordinated units. Subordinated units are typically converted into common units on a one-to-one ratio after certain time periods and/or performance targets have been satisfied. Subordinated units are generally valued based on the price of the common units, discounted to reflect the timing or likelihood of their conversion to common units.

MLP subordinated units in which we may invest generally convert to common units at a one-to-one ratio. The purchase or sale price of subordinated units is generally tied to the common unit price less a discount. The size of the discount varies depending on the likelihood of conversion, the length of time remaining to conversion, the size of the block purchased relative to trading volumes, and other factors, including smaller capitalization partnerships or companies potentially having limited product lines, markets or financial resources, lacking management depth or experience, and being more vulnerable to adverse general market or economic development than larger more established companies.

I-Shares represent an ownership interest issued by an affiliated party of an MLP. The MLP affiliate uses the proceeds from the sale of I-Shares to purchase limited partnership interests in the MLP in the form of i-units. I-units have similar features as MLP common units in terms of voting rights, liquidation preference and distributions. However, rather than receiving cash, the MLP affiliate receives additional i-units in an amount equal to the cash distributions received by MLP common units. Similarly, holders of I-Shares will receive additional I-Shares, in the same proportion as the MLP affiliates receipt of i-units, rather than cash distributions. I-Shares themselves have limited voting rights which are similar to those applicable to MLP common units. The MLP affiliate issuing the I-Shares is structured as a corporation for federal income tax purposes. The two existing I-Shares are traded on the NYSE.

General partner interests of MLPs are typically retained by an MLP’s original sponsors, such as its founders, corporate partners, entities that sell assets to the MLP and investors such as us. A holder of general partner interests can be liable under certain circumstances for amounts greater than the amount of the holder’s investment in the general partner interest. General partner interests often confer direct board participation rights and in many cases, operating control, over the MLP. These interests themselves are not publicly traded, although they may be owned by publicly traded entities. General partner interests receive cash distributions, typically 2% of the MLP’s aggregate cash distributions, which are contractually defined in the partnership agreement. In addition, holders of general partner interests typically hold incentive distribution rights, which provide them with a larger share of the aggregate

MLP cash distributions as the distributions to limited partner unit holders are increased to prescribed levels. General partner interests generally cannot be converted into common units. The general partner interest can be redeemed by the MLP if the MLP unitholders choose to remove the general partner, typically with a supermajority vote by limited partner unitholders.

Equity Securities of Publicly Traded Midstream Energy Companies.  Equity securities of publicly traded Midstream Energy Companies consist of common equity, preferred equity and other securities convertible into equity securities of such companies. Holders of common stock are typically entitled to one vote per share on all matters to be voted on by stockholders. Holders of preferred equity can be entitled to a wide range of voting and other rights, depending on the structure of each separate security. Securities convertible into equity securities of Midstream Energy Companies generally convert according to set ratios into common stock and are, like preferred equity, entitled to a wide range of voting and other rights. We intend to invest in equity securities of publicly traded Midstream Energy Companies primarily through market transactions.

Securities of Private Companies.  Our investments in the debt or equity securities of private companies operating midstream energy assets will typically be made with the expectation that such assets will be contributed to a newly-formed MLP or sold to or merged with, an existing MLP within approximately one to two years.

Debt Securities.  The debt securities in which we invest provide for fixed or variable principal payments and various types of interest rate and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment-in-kind and auction rate features. Certain debt securities are “perpetual” in that they have no maturity date. Certain debt securities are zero coupon bonds. A zero coupon bond is a bond that does not pay interest either for the entire life of the obligations or for an initial period after the issuance of the obligation. To the extent that we invest in below investment grade or unrated debt securities, such securities will be rated, at the time of investment, at least B- by Standard & Poor’s or Fitch, B3 by Moody’s, a comparable rating by at least one other rating agency or, if unrated, determined by Kayne Anderson to be of comparable quality. If a security satisfies our minimum rating criteria at the time of purchase and is subsequently downgraded below such rating, we will not be required to dispose of such security.

Because the risk of default is higher for below investment grade and unrated debt securities than for investment grade securities, Kayne Anderson’s research and credit analysis is a particularly important part of managing securities of this type. Kayne Anderson will attempt to identify those issuers of below investment grade and unrated debt securities whose financial condition Kayne Anderson believes is sufficient to meet future obligations or has improved or is expected to improve in the future. Kayne Anderson’s analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, operating history, financial resources, earnings prospects and the experience and managerial strength of the issuer.

Temporary Defensive Position.  During periods in which Kayne Anderson determines that it is temporarily unable to follow our investment strategy or that it is impractical to do so, we may deviate from our investment strategy and invest all or any portion of our net assets in cash or cash equivalents. Kayne Anderson’s determination that it is temporarily unable to follow our investment strategy or that it is impractical to do so will generally occur only in situations in which a market disruption event has occurred and where trading in the securities selected through application of our investment strategy is extremely limited or absent. In such a case, our shares may be adversely affected and we may not pursue or achieve our investment objective.

Investment Practices

Hedging and Other Risk Management Transactions.  We may, but are not required to, use various hedging and other risk management transactions to seek to manage interest rate and market risks.

We may purchase and sell derivative investments such as exchange-listed and over-the-counter put and call options on securities, equity, fixed income and interest rate indices, and other financial instruments, and enter into various interest rate transactions, such as swaps, caps, floors or collars, or credit transactions and credit default swaps. We also may purchase derivative investments that combine features of these instruments. We generally seek to use these instruments as hedging strategies to seek to manage our effective interest rate exposure, including the dividends and interest paid on any Leverage Instruments issued or used by us, protect against possible adverse changes in the market value of securities held in or to be purchased for our portfolio, or otherwise protect the value of our portfolio. See “Risk Factors — Risks Related to Our Investments and Investment Techniques — Derivatives Risk” in the prospectus and “Investment Policies” in our SAI for a more complete discussion of these transactions and their risks.

We may also short sell Treasury securities to hedge our interest rate exposure. When shorting Treasury securities, the loss is limited to the principal amount that is contractually required to be repaid at maturity and the interest expense that must be paid at the specified times. See “Risk Factors — Risks Related to Our Investments and Investment Techniques — Short Sales Risk.”

Use of Arbitrage and Other Strategies.  We may use various arbitrage and other strategies to try to generate additional return. As part of such strategies, we may engage in paired long-short trades to arbitrage pricing disparities in securities issued by MLPs or between MLPs and their affiliates; write (or sell) covered call options on the securities of MLPs or other securities held in our portfolio; or, purchase call options or enter into swap contracts to increase our exposure to MLPs; or sell securities short. Paired trading consists of taking a long position in one security and concurrently taking a short position in another security within the same company. With a long position, we purchase a stock outright; whereas with a short position, we would sell a security that we do not own and must borrow to meet our settlement obligations. We will realize a profit or incur a loss from a short position depending on whether the value of the underlying stock decreases or increases, respectively, between the time the stock is sold and when we replace the borrowed security. See “Risk Factors — Risks Related to Our Investments and Investment Techniques — Short Sales Risk.”

We may write (or sell) covered call options on the securities of MLPs or other securities held in our portfolio. We will not write uncovered calls. To increase our exposure to certain issuers, we may purchase call options or use swap agreements. We do not anticipate that these strategies will comprise a substantial portion of our investments. See “Risk Factors — Risks Related to Our Investments and Investment Techniques — Derivatives Risk.”

We may engage in short sales. Our use of “naked” short sales of equity securities (i.e., where we have no opposing long position in the securities of the same issuer) will be limited, so that, (i) measured on a daily basis, the market value of all such short sale positions does not exceed 10% of our total assets, and (ii) at the time of entering into any such short sales, the market value of all such short sale positions immediately following such transaction shall not exceed 5% of our total assets. See “Risk Factors — Risks Related to Our Investments and Investment Techniques — Short Sales Risk.”

Portfolio Turnover.  We anticipate that our annual portfolio turnover rate will range between 10%-15%, but the rate may vary greatly from year to year. Portfolio turnover rate is not considered a limiting factor in Kayne Anderson’s execution of investment decisions. The types of MLPs in which we intend to invest historically have made cash distributions to limited partners that would not be taxed as income to us in that tax year but rather would be treated as a non-taxable return of capital to the extent of our basis. As a result, the tax related to such distribution would be deferred until subsequent sale of our MLP units, at which time we would pay any required tax on capital gain. Therefore, the sooner we sell such MLP units, the sooner we would be required to pay tax on resulting capital gains, and the cash available to us to pay distributions to our common stockholders in the year of such tax payment would be less than if such taxes were deferred until a later year. In addition, the greater the number of such MLP units that we sell in any year, i.e., the higher our turnover rate, the greater our potential tax liability for that year. These taxable gains may increase our current and accumulated earnings and profits, resulting in a greater portion of our common stock distributions being treated as dividend income to our common stockholders. In addition, a higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by us. See “Tax Matters.”

USE OF LEVERAGE

We generally will seek to enhance our total returns through the use of financial leverage, which may include the issuance of Leverage Instruments. Under normal market conditions, our policy is to utilize our Borrowings and our preferred stock, including ARP Shares (each a “Leverage Instrument” and collectively “Leverage Instruments”) in an amount that represents approximately 30% of our total assets, including proceeds from such Leverage Instruments. However, based on market conditions at the time, we may use Leverage Instruments in amounts that represent greater than 30% leverage to the extent permitted by the 1940 Act. As of November 30, 2008, our Leverage Instruments represented approximately 36% of our total assets. Depending on the type of Leverage Instruments involved, our use of financial leverage may require the approval of our Board of Directors. Leverage creates a greater risk of loss, as well as potential for more gain, for our common stock than if leverage is not used. Our common stock is junior in liquidation and distribution rights to our Leverage Instruments. We expect to invest the net proceeds derived from any use of Leverage Instruments according to the investment objective and policies described in this prospectus.

Leverage creates risk for our common stockholders, including the likelihood of greater volatility of net asset value and market price of the shares, and the risk of fluctuations in dividend rates or interest rates on Leverage Instruments which may affect the return to the holders of our common stock or will result in fluctuations in the distributions paid by us on our common stock. To the extent the return on securities purchased with funds received from Leverage Instruments exceeds their cost (including increased expenses to us), our total return will be greater than if Leverage Instruments had not been used. Conversely, if the return derived from such securities is less than the cost of Leverage Instruments (including increased expenses to us), our total return will be less than if Leverage Instruments had not been used, and therefore, the amount available for distribution to our common stockholders will be reduced. In the latter case, Kayne Anderson in its best judgment nevertheless may determine to maintain our leveraged position if it expects that the benefits to our common stockholders of so doing will outweigh the current reduced return.

The fees paid to Kayne Anderson will be calculated on the basis of our total assets including proceeds from Leverage Instruments. During periods in which we use financial leverage, the investment management fee payable to Kayne Anderson may be higher than if we did not use a leveraged capital structure. Consequently, we and Kayne Anderson may have differing interests in determining whether to leverage our assets. Our Board of Directors monitors our use of Leverage Instruments and this potential conflict. The use of leverage creates risks and involves special considerations. See “Risk Factors — Risks Related to Our Common Stock — Leverage Risk to Common Stockholders.”

The Maryland General Corporation Law authorizes us, without prior approval of our common stockholders, to borrow money. In this regard, we may obtain proceeds through Borrowings and may secure any such Borrowings by mortgaging, pledging or otherwise subjecting as security our assets. In connection with such Borrowings, we may be required to maintain minimum average balances with the lender or to pay a commitment or other fee to maintain a line of credit. Any such requirements will increase the cost of Borrowing over the stated interest rate.

Under the requirements of the 1940 Act, we, immediately after issuing any preferred stock or debt securities (“senior securities”) representing indebtedness, must have an “asset coverage” of at least 300% (33 1/3% of our total assets after such issuance). With respect to such issuance, asset coverage means the ratio which the value of our total assets, less all liabilities and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of senior securities representing indebtedness issued by us.

The rights of our lenders to receive interest on and repayment of principal of any Borrowings will be senior to those of our common stockholders, and the terms of any such Borrowings may contain provisions which limit certain of our activities, including the payment of distributions to our common stockholders in certain circumstances. Under the 1940 Act, we may not declare any dividend or other distribution on any class of our capital stock, or purchase any such capital stock, unless our aggregate indebtedness has, at the time of the declaration of any such dividend or distribution, or at the time of any such purchase, an asset coverage of at least 300% after declaring the amount of such dividend, distribution or purchase price, as the case may be. Further, the 1940 Act does (in certain circumstances) grant our lenders certain voting rights in the event of default in the payment of interest on or repayment of principal.

Certain types of Borrowings, including the Senior Notes, subject us to certain affirmative covenants relating to asset coverage and portfolio composition and may impose special restrictions on our use of various investment techniques or strategies or on our ability to pay distributions on common stock in certain circumstances. In addition, we are subject to certain negative covenants relating to transactions with affiliates, mergers and consolidations among others. We are also subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which issue ratings for the Leverage Instruments issued by us. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. It is not anticipated that these covenants or guidelines will impede Kayne Anderson from managing our portfolio in accordance with our investment objective and policies.

In an event of default under any Borrowing, the lenders have the right to cause a liquidation of collateral (i.e. sell MLP units and other of our assets) and, if any such default is not cured, the lenders may be able to control the liquidation as well. If an event of default occurs or in an effort to avoid an event of default, we may be forced to sell securities at inopportune times and, as a result, receive lower prices for such security sales.

Under the 1940 Act, we are not permitted to issue preferred stock unless immediately after such issuance the value of our total assets less all liabilities and indebtedness not represented by senior securities is at least 200% of the sum of the liquidation value of the outstanding preferred stock plus the aggregate amount of senior securities representing indebtedness. In addition, we are not permitted to declare any cash dividend or other distribution on our common stock unless, at the time of such declaration, our preferred stock has an asset coverage of at least 200%. We intend, to the extent possible, to purchase or redeem our preferred stock from time to time to the extent necessary in order to maintain asset coverage on such preferred stock of at least 200%. In addition, as a condition to obtaining ratings on the preferred stock, the terms of any preferred stock include asset coverage maintenance provisions which will require the redemption of the preferred stock in the event of non-compliance by us and may also prohibit dividends and other distributions on our common stock in such circumstances. In order to meet redemption requirements, we may have to liquidate portfolio securities. Such liquidations and redemptions would cause us to incur related transaction costs and could result in capital losses to us. If we have preferred stock outstanding, two of our directors will be elected by the holders of preferred stock as a class. Our remaining directors will be elected by holders of our common stock and preferred stock voting together as a single class. In the event we fail to pay dividends on our preferred stock for two years, holders of preferred stock would be entitled to elect a majority of our directors.

We may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of our securities. See “Investment Objective and Policies — Our Portfolio — Temporary Defensive Position.”

Effects of Leverage

On June 19, 2008, we issued $450 million of Senior Notes, certain of the Senior Notes have fixed interest rates and others have floating rates. The following Senior Notes have fixed interest rates: Series G Notes — 5.645%; Series I Notes — 5.847% and Series K Notes — 5.991%. The Series H, J and L Senior Notes are floating rate notes whose interest payments are based on 3-month LIBOR, plus 2.25%, 2.25% and 2.30%, respectively. We used the net proceeds from the private offering of our Senior Notes, together with borrowings from our revolving credit facility, to redeem $505 million aggregate principal amount of our outstanding Series A, B, C, D, E and F Notes, effective June 19, 2008. On October 8, 2008 and October 10, 2008, we completed the repurchase of $60 million and $20 million, respectively, aggregate principal amount of the Series L Notes at 101% of par value. On November 28, 2008, we completed the repurchase of $66 million aggregate principal amount of the Series H, J and L Notes at par value. In each transaction, we used available cash on hand to repay the Senior Notes.

The interest rates payable by us on our borrowings made under our revolving credit facility with JPMorgan Chase Bank, N.A. are variable based upon the 1-month LIBOR plus 1.65%. As of March 31, 2009, there was no balance outstanding under our revolving credit facility. We pay a commitment fee equal to a rate of 0.50% per annum on any unused amounts of the $125 million revolver commitment. As of March 31, 2009, the dividend rate for the ARP Shares was 1.02%. Assuming that our leverage costs remain as described above, excluding the effect of the outstanding interest rate swaps, our average annual cost of leverage would be 4.78%. Income generated by our portfolio as of November 30, 2008 (net of our estimated related expenses) must exceed 3.6% in order to cover such leverage costs. These numbers, which do not include the impacts of our interest rate swap agreements, are merely estimates used for illustration; actual dividend or interest rates on the Leverage Instruments will vary frequently and may be significantly higher or lower than the rate estimated above.

The following table is furnished in response to requirements of the SEC. It is designed to illustrate the effect of leverage on common stock total return, assuming investment portfolio total returns (comprised of income and changes in the value of securities held in our portfolio) of minus 10% to plus 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by us. See “Risk Factors.” The table further reflects the issuance of Leverage Instruments representing 36.0% of our total assets (actual leverage at November 30, 2008), net of expenses, and our estimated leverage costs of 4.78%. The cost of leverage is expressed as a blended interest/dividend rate and represents the weighted average cost on our Leverage Instruments, excluding the impacts of our interest rate swap agreements.

Assumed Portfolio Total Return (Net of Expenses)	(10)%	(5)%	0%	5%	10%
Common Stock Total Return	(18.2)%	(10.9)%	(3.6)%	3.7%	11.0%

Common stock total return is composed of two elements: common stock distributions paid by us (the amount of which is largely determined by our cash and other income after paying dividends or interest on our Leverage Instruments) and gains or losses on the value of the securities we own. As required by SEC rules, the table above assumes that we are more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0% we must assume that the distributions we receive on our investments is entirely offset by losses in the value of those securities.

MANAGEMENT

Directors and Officers

Our business and affairs are managed under the direction of our Board of Directors, including supervision of the duties performed by KA Fund Advisors, LLC. Our Board currently consists of five directors. As indicated, a majority of our Board consists of Directors that are not “interested persons” as defined in Section 2(a)(19) of the 1940 Act. We refer to these individuals as our “Independent Directors.” The Board of Directors elects our officers, who serve at the Board’s discretion. The following table includes information regarding our directors and officers, and their principal occupations and other affiliations during the past five years. The addresses for all directors are 1800 Avenue of the Stars, Second Floor Los Angeles, CA 90067 and 717 Texas Avenue, Suite 3100, Houston, Texas 77002. All of our directors currently serve on the Board of Directors of Kayne Anderson Energy Total Return Fund, Inc. (“KYE”), a closed-end investment company registered under the 1940 Act, that is advised by Kayne Anderson.

Independent Directors

Other Directorships
Name	Position(s) Held	Term of Office/	Principal Occupations During	Held by
(Year Born)	with Registrant	Time of Service	Past Five Years	Director/Officer

Anne K. Costin (born 1950)	Director	3-year term (until the 2010 Annual Meeting of Stockholders)/served since inception	Professor at the Amsterdam Institute of Finance. Adjunct Professor in the Finance and Economics Department of Columbia University Graduate School of Business in New York from 2004 through 2007. As of March 1, 2005, Ms. Costin retired after a 28-year career at Citigroup. During the last five years, Ms. Costin was Managing Director and Global Deputy Head of the Project & Structured Trade Finance product group within Citigroup’s Investment Banking Division.	KYE
Steven C. Good (born 1942)	Director	3-year term (until the 2009 Annual Meeting of Stockholders)/served since inception	Senior partner at Good Swartz Brown & Berns LLP, a division of JH Cohen LLP as of June 1, 2008, which offers accounting, tax and business advisory services to middle market private and publicly-traded companies, their owners and their management. Founded Block, Good and Gagerman in 1976, which later evolved in stages into Good Swartz Brown & Berns LLP.	KYE; OSI Systems, Inc.; and Big Dog Holdings, Inc.
Gerald I. Isenberg (born 1940)	Director	3-year term (until the 2011 Annual Meeting of Stockholders)/served since June 2005	Professor Emeritus at the University of Southern California School of Cinema-Television since 2007. Chief Financial Officer of Teeccino Caffe Inc., a privately owned beverage manufacturer and distributor. Board member of Kayne Anderson Rudnick Mutual Funds(1) from 1998 to 2002.	KYE; Teeccino Caffe Inc.; and the Caucus for Television Producers, Writers & Directors Foundation
William H. Shea (born 1954)	Director	3-year term (until the 2010 Annual Meeting of Stockholders)/served since March 2008	Private investor since June 2007. From September 2000 to June 2007, President, Chief Executive Officer and Director (Chairman from May 2004 to June 2007) of Buckeye Partners, L.P. (pipeline transportation and refined petroleum products company). From May 2004 to June 2007, President, Chief Executive Officer and Chairman of Buckeye GP Holdings, L.P. and its predecessors.	KYE; and Penn Virginia Corp.

Interested Director

Other Directorships
Name	Position(s) Held	Term of Office/	Principal Occupations During	Held by
(Year Born)	with Registrant	Time of Service	Past Five Years	Director/Officer

Kevin S. McCarthy* (born 1959)	Chairman of the Board of Directors; President and Chief Executive Officer	3-year term as a director (until the 2009 Annual Meeting of Stockholders), elected annually as an officer/served since inception	Senior Managing Director of KACALP since June 2004 and of KAFA since 2006. President and Chief Executive Officer of KYE and Kayne Anderson Energy Development Company (“KED”) since inception (KYE inception in 2005 and KED inception in 2006). Global Head of Energy at UBS Securities L.L.C. from November 2000 to May 2004.	KYE; Kayne Anderson Energy Development Company; Range Resources Corporation; Clearwater Natural Resources, L.L.C; Direct Fuel Partners, L.P.; and ProPetro Services, Inc.

*	Mr. McCarthy is an “interested person” of Kayne Anderson MLP Investment Company by virtue of his employment relationship with KAFA, our investment adviser.

Officers

Other Directorships
Name	Position(s) Held	Term of Office/	Principal Occupations During	Held by
(Year Born)	with Registrant	Time of Service	Past Five Years	Director/Officer

Terry A. Hart (born 1969)	Chief Financial Officer and Treasurer	Elected annually/served since December 2005	Chief Financial Officer and Treasurer of KYE since December 2005 and of KED since September 2006. Director of Structured Finance, Assistant Treasurer, Senior Vice President and Controller of Dynegy, Inc. from 2000 to 2005.	None
David J. Shladovsky (born 1960)	Secretary and Chief Compliance Officer	Elected annually/served since inception	Managing Director and General Counsel of KACALP since 1997 and of KAFA since 2006. Secretary and Chief Compliance Officer of KYE since 2005 and of KED since 2006.	None
J.C. Frey (born 1968)	Executive Vice President, Assistant Treasurer, Assistant Secretary	Elected annually/served as Assistant Treasurer and Assistant Secretary since inception; served as Executive Vice President since June 2008	Senior Managing Director of KACALP since 2004 and of KAFA since 2006, and Managing Director of KACALP since 2000. Portfolio Manager of KACALP since 2000, Portfolio Manager, Vice President, Assistant Secretary and Assistant Treasurer of KYE since 2005 and of KED since 2006. Executive Vice President of KYE and KED since June 2008	None
James C. Baker (born 1972)	Executive Vice President	Elected annually/served as Vice President from June 2005 to June 2008; served as Executive Vice President since June 2008	Senior Managing Director of KACALP and KAFA since February 2008, Managing Director of KACALP and KAFA since December 2004 and 2006, respectively. Vice President of KYE from 2005 to 2008 and of KED from 2006 to 2008, and Executive Vice President of KYE and KED since June 2008. Director in Planning and Analysis at El Paso Corporation from April 2004 to December 2004. Director at UBS Securities LLC (energy investment banking group) from 2002 to 2004 and Associate Director from 2000 to 2002.	ProPetro Services, Inc.; and Quest Midstream Partners, L.P.

Under our Charter, our directors are divided into three classes. Each class of Directors hold office for a three year term. At each annual meeting of our stockholders, the successors to the class of Directors whose terms expire at such meeting will be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election. Each Director will hold office for the term to which he or she is elected and until his or her successor is duly elected and qualifies. Additional information regarding our Board and its committees, is set forth under “Management” in our SAI.

Investment Adviser

KAFA is our investment adviser and is registered with the SEC under the Investment Advisers Act of 1940, as amended, or Advisers Act. KAFA also is responsible for managing our business affairs and providing certain clerical, bookkeeping and other administrative services. KAFA is a Delaware limited liability company. The managing member of KAFA is Kayne Anderson Capital Advisors, L.P., a California limited partnership and an investment adviser registered with the SEC under the Advisers Act. Kayne Anderson has one general partner, Kayne Anderson Investment Management, Inc., and a number of individual limited partners. Kayne Anderson Investment Management, Inc. is a Nevada corporation controlled by Richard A. Kayne and John E. Anderson. Kayne Anderson’s predecessor was established as an independent investment advisory firm in 1984.

Kayne Anderson’s management of our portfolio is led by two of its Senior Managing Directors, Kevin S. McCarthy and J.C. Frey, who have each served as our portfolio managers since our inception in 2004. Our portfolio managers draw on the research and analytical support of David L. LaBonte, a Senior Managing Director of Kayne Anderson, as well as the experience and expertise of other professionals at Kayne Anderson, including its Chief Executive Officer, Richard Kayne, and its President and Chief Investment Officer, Robert V. Sinnott, as well as Richard J. Farber, James C. Baker, Jody C. Meraz, Marc A. Minikes and Ian S. Sinnott.

Kevin S. McCarthy is our Chief Executive Officer and he has served as the Chief Executive Officer and co-portfolio manager of Kayne Anderson Energy Total Return Fund since May 2005 and of Kayne Anderson Energy Development Company since September 2006. Mr. McCarthy has served as a Senior Managing Director at KACALP since June 2004 and of KAFA since 2006. Prior to that, Mr. McCarthy was Global Head of Energy at UBS Securities LLC. In this role, Mr. McCarthy had senior responsibility for all of UBS’ energy investment banking activities. Mr. McCarthy was with UBS Securities from 2000 to 2004. From 1995 to 2000, Mr. McCarthy led the energy investment banking activities of Dean Witter Reynolds and then PaineWebber Incorporated. Mr. McCarthy began his investment banking career in 1984. Mr. McCarthy earned a BA degree in Economics and Geology from Amherst College in 1981, and an MBA degree in Finance from the University of Pennsylvania’s Wharton School in 1984.

J.C. Frey is a Senior Managing Director of Kayne Anderson. Mr. Frey serves as portfolio manager of Kayne Anderson’s funds investing in MLP securities, including service as a co-portfolio manager, Executive Vice President, Assistant Secretary and Assistant Treasurer of Kayne Anderson Energy Total Return Fund and Kayne Anderson Energy Development Company. Mr. Frey began investing in MLPs on behalf of Kayne Anderson in 1998 and has served as portfolio manager of Kayne Anderson’s MLP funds since their inception in 2000. Prior to joining Kayne Anderson in 1997, Mr. Frey was a CPA and audit manager in KPMG Peat Marwick’s financial services group, specializing in banking and finance clients, and loan securitizations. Mr. Frey graduated from Loyola Marymount University with a BS degree in Accounting in 1990. In 1991, he received a Master’s degree in Taxation from the University of Southern California.

Richard A. Kayne is Chief Executive Officer of Kayne Anderson and its affiliated broker-dealer, KA Associates, Inc. Mr. Kayne began his career in 1966 as an analyst with Loeb, Rhodes & Co. in New York. Prior to forming Kayne Anderson’s predecessor in 1984, Mr. Kayne was a principal of Cantor Fitzgerald & Co., Inc., where he managed private accounts, a hedge fund and a portion of firm capital. Mr. Kayne is a trustee of and the former Chairman of the Investment Committee of the University of California at Los Angeles Foundation, and is a trustee and Co-Chairman of the Investment Committee of the Jewish Community Foundation of Los Angeles. Mr. Kayne earned a BS degree in Statistics from Stanford University in 1966 and an MBA degree from UCLA’s Anderson School of Management in 1968.

Robert V. Sinnott is President, Chief Investment Officer and Senior Managing Director of Energy Investments of Kayne Anderson. Mr. Sinnott is a member of the Board of Directors of Plains All American Pipeline, LP and Kayne Anderson Energy Development Company. He joined Kayne Anderson in 1992. From 1986 to 1992, Mr. Sinnott was vice president and senior securities officer of Citibank’s Investment Banking Division, concentrating in high-yield corporate buyouts and restructuring opportunities. From 1981 to 1986, Mr. Sinnott served as director of corporate finance for United Energy Resources, a pipeline company. Mr. Sinnott began his career in the financial industry in 1976 as a vice president and debt analyst for Bank of America in its oil and gas finance department. Mr. Sinnott graduated from the University of Virginia in 1971 with a BA degree in Economics. In 1976, Mr. Sinnott received an MBA degree in Finance from Harvard University.

David L. LaBonte is a Senior Managing Director of Kayne Anderson, responsible for coordinating and providing research and analytical support in the areas of MLPs and other Midstream Energy Company investments. Mr. LaBonte joined Kayne Anderson from Citigroup’s Smith Barney unit, where he was a Managing Director in the U.S. Equity Research Division responsible for providing research coverage of MLPs and other Midstream Energy

Companies. Mr. LaBonte worked at Smith Barney from 1998 until March 2005. Prior thereto, Mr. LaBonte was a vice president in the Investment Management Group of Wells Fargo Bank, where he was responsible for research coverage of the natural gas pipeline industry and managing equity and fixed-income portfolios. In 1993, Mr. LaBonte received his BS degree in Corporate Finance from California Polytechnic University-Pomona.

Richard J. Farber is a Senior Managing Director of Kayne Anderson. Mr. Farber is responsible for proprietary trading and hedging, and serves as Portfolio Manager for arbitrage strategies. Mr. Farber also provides analytical support in the MLP area. Mr. Farber joined Kayne Anderson in 1994. From 1990 to 1994, Mr. Farber was vice president of Lehman Brothers’ Commodity Risk Management Group, specializing in energy trading. Mr. Farber also worked at Lehman Brothers as an institutional equity trader from 1988 to 1990. From 1985 to 1986, Mr. Farber was employed by Salomon Brothers, Inc. as a mortgage bond analyst. Mr. Farber graduated from Franklin and Marshall College in 1982 with a BA degree in Economics. In 1988, Mr. Farber received his MBA degree in Finance from UCLA’s Anderson School of Management.

James C. Baker is a Senior Managing Director of Kayne Anderson, providing analytical support in the MLP area. He also serves as our Executive Vice President and as Executive Vice President of Kayne Anderson Energy Total Return Fund and Kayne Anderson Energy Development Company. Prior to joining Kayne Anderson in 2004, Mr. Baker was a Director in the energy investment banking group at UBS Securities LLC. At UBS, Mr. Baker focused on securities underwriting and mergers and acquisitions in the MLP industry. Prior to joining UBS in 2000, Mr. Baker was an Associate in the energy investment banking group at PaineWebber Incorporated. Mr. Baker received a BBA degree in Finance from the University of Texas at Austin in 1995 and an MBA degree in Finance from Southern Methodist University in 1997.

Jody C. Meraz is a Vice President for Kayne Anderson. He is responsible for providing research coverage analytical support for investments in MLPs. Prior to joining Kayne Anderson in 2005, Mr. Meraz was an analyst in the energy investment banking group at Credit Suisse First Boston, where he focused on securities underwriting transactions and mergers and acquisitions. From 2001 to 2003, Mr. Meraz was in the Merchant Energy group at El Paso Corporation. Mr. Meraz earned a B.A. in Economics from the University of Texas at Austin in 2001.

Marc A. Minikes is a research analyst for KACALP. He is responsible for providing research coverage of the marine transportation industry. Prior to joining Kayne Anderson in 2006, Mr. Minikes was a member of the electric utility equity research team at Citigroup Investment Research. Between 2002 and 2004 he worked as a research analyst at GE Asset Management where he focused on high-yield securities in the utility, merchant power and pipeline sectors. Mr. Minikes earned a B.A. in History from the University of Michigan in 1992, an M.A. in Latin American Studies from the University of California at Los Angeles in 1996 and an M.B.A. in Finance and Economics from the University of Chicago in 2002. Mr. Minikes is a Chartered Financial Analyst charterholder.

Ian S. Sinnott is a research analyst for KACALP. He is responsible for providing research coverage in royalty and income trusts and MLPs. Prior to joining Kayne Anderson in 2005, Mr. Sinnott was an associate with Citigroup Asset Management in the Equity Research group, responsible for the software and services sectors. Mr. Sinnott earned a B.A. in Economics from Harvard University in 2001. He is a Chartered Financial Analyst charterholder and is a member of the CFA Institute and the New York Society of Security Analysts. Ian S. Sinnott is a nephew of Robert V. Sinnott.

Our SAI provides information about our portfolio managers’ compensation, other accounts managed by them, and their ownership of securities issued by us.

The principal office of our investment adviser is located at 717 Texas Avenue, Suite 3100, Houston, Texas 77002. KACALP’s principal office is located at 1800 Avenue of the Stars, Second Floor, Los Angeles, California 90067. For additional information concerning Kayne Anderson, including a description of the services to be provided by Kayne Anderson, see “— Investment Management Agreement” below.

Investment Management Agreement

Pursuant to an investment management agreement, or the Investment Management Agreement, between us and KAFA, effective for periods commencing on or after December 12, 2006, we pay a management fee, computed and paid quarterly at an annual rate of 1.375% of our average total assets.

For purposes of calculation of the management fee, the “average total assets” shall be determined on the basis of the average of our total assets for each quarter in such period. Total assets for each quarterly period are determined by averaging the total assets at the last day of that quarter with the total assets at the last day of the prior quarter. Our total assets shall be equal to our average quarterly gross asset value (which includes assets attributable to or proceeds from our use of Leverage Instruments and excludes any deferred tax assets), minus the sum of our accrued and unpaid distribution on any outstanding common stock and accrued and unpaid dividends on any outstanding preferred stock and accrued liabilities (other than liabilities associated with Leverage Instruments issued by us and any accrued taxes). Liabilities associated with Leverage Instruments include the principal amount of any Borrowings that we issue, the liquidation preference of any outstanding preferred stock, and other liabilities from other forms of borrowing or leverage such as short positions and put or call options held or written by us.

In addition to KAFA’s management fee, we pay all other costs and expenses of our operations, such as compensation of our directors (other than those affiliated with Kayne Anderson), custodian, transfer agency, administrative, accounting and distribution disbursing expenses, legal fees, leverage expenses, expenses of independent auditors, expenses of personnel including those who are affiliates of Kayne Anderson reasonably incurred in connection with arranging or structuring portfolio transactions for us, expenses of repurchasing our securities, expenses of preparing, printing and distributing stockholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any.

The Investment Management Agreement will continue in effect from year to year after its current one-year term commencing on June 26, 2008, so long as its continuation is approved at least annually by our directors including a majority of Independent Directors or the vote of a majority of our outstanding voting securities. The Investment Management Agreement may be terminated at any time without the payment of any penalty upon 60 days’ written notice by either party, or by action of the Board of Directors or by a vote of a majority of our outstanding voting securities (accompanied by appropriate notice). It also provides that it will automatically terminate in the event of its assignment, within the meaning of the 1940 Act. This means that an assignment of the Investment Management Agreement to an affiliate of Kayne Anderson would normally not cause a termination of the Investment Management Agreement.

Because Kayne Anderson’s fee is based upon a percentage of our total assets, KAFA’s fee will be higher to the extent we employ financial leverage. As noted, we have issued Leverage Instruments in a combined amount equal to approximately 36.0% of our total assets as of November 30, 2008.

A discussion regarding the basis for approval by the Board of Directors of our Investment Management Agreement with Kayne Anderson is available in our November 30, 2008 Annual Report to Stockholders.

NET ASSET VALUE

We determine our net asset value as of the close of regular session trading on the NYSE no less frequently than the last business day of each month, and make our net asset value available for publication monthly. Currently, we calculate our net asset value on a weekly basis and such calculation is made available on our website, www.kaynefunds.com. Net asset value is computed by dividing the value of all of our assets (including accrued interest and dividends and current and deferred income tax assets), less all of our liabilities (including accrued expenses, distributions payable, current and deferred and other accrued income taxes, and any Borrowings) and the liquidation value of any outstanding preferred stock, by the total number of shares outstanding.

We may hold a substantial amount of securities that are privately issued or illiquid. For these securities, as well as any other portfolio security held by us for which, in the judgment of Kayne Anderson, reliable market quotations are not readily available, the pricing service does not provide a valuation, or provides a valuation that in the judgment of Kayne Anderson is stale or does not represent fair value, valuations will be determined in a manner that most fairly reflects fair value of the security on the valuation date. Unless otherwise determined by our Board of Directors, the following valuation process is used for such securities:

•	Investment Team Valuation. The applicable investments are initially valued by Kayne Anderson’s investment professionals responsible for the portfolio investments.

•	Investment Team Valuation Documentation. Preliminary valuation conclusions are documented and discussed with senior management of Kayne Anderson. Such valuations generally are submitted to the Valuation Committee (a committee of our Board of Directors) or our Board of Directors on a monthly basis, and stand for intervening periods of time.

•	Valuation Committee. The Valuation Committee meets on or about the end of each month to consider new valuations presented by Kayne Anderson, if any, which were made in accordance with the Valuation Procedures in such month. Between meetings of the Valuation Committee, a senior officer of Kayne Anderson is authorized to make valuation determinations. The Valuation Committee’s valuations stand for intervening periods of time unless the Valuation Committee meets again at the request of Kayne Anderson, our Board of Directors or the Committee itself. The Valuation Committee’s valuation determinations are subject to ratification by our Board at its next regular meeting.

•	Valuation Firm. No less than quarterly, a third-party valuation firm engaged by our Board of Directors reviews the valuation methodologies and calculations employed for these securities.

•	Board of Directors Determination. Our Board of Directors meets quarterly to consider the valuations provided by Kayne Anderson and the Valuation Committee, if applicable, and ratify valuations for the applicable securities. Our Board of Directors considers the reports, if any, provided by the third-party valuation firm in reviewing and determining in good faith the fair value of the applicable portfolio securities.

Unless otherwise determined by our Board of Directors, securities that are convertible into or otherwise will become publicly traded (e.g., through subsequent registration or expiration of a restriction on trading) are valued through the process described above, using a valuation based on the market value of the publicly traded security less a discount. The discount is initially equal in amount to the discount negotiated at the time the purchase price is agreed to. To the extent that such securities are convertible or otherwise become publicly traded within a time frame that may be reasonably determined, Kayne Anderson may determine an amortization schedule for the discount in accordance with a methodology approved by the Valuation Committee.

We may rely to some extent on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income allocable to the MLP units held in our portfolio and to estimate the associated deferred tax liability (asset). Such estimates will be made in good faith and reviewed in accordance with the valuation process approved by our Board of Directors. From time to time we will modify our estimates and/or assumptions regarding our deferred tax liability (asset) as new information becomes available. To the extent we modify our estimates and/or assumptions, our net asset value would likely fluctuate.

For publicly traded securities with a readily available market price, the valuation procedure is as described below. Readily marketable portfolio securities listed on any exchange other than the NASDAQ are valued, except as indicated below, at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and asked prices on such day. Securities admitted to trade on the NASDAQ are valued at the NASDAQ official closing price. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities.

Equity securities traded in the over-the-counter market, but excluding securities admitted to trading on the NASDAQ, are valued at the closing bid prices. Fixed income securities that are considered corporate bonds are valued by using the mean of the bid and ask prices provided by an independent pricing service. For fixed income securities that are considered corporate bank loans, the fair market value is determined by using the mean of the bid and ask prices provided by the syndicate bank or principal market maker. When price quotes are not available, fair market value will be based on prices of comparable securities. In certain cases, we may not be able to purchase or sell fixed income securities at the quoted prices due to the lack of liquidity for these securities. Fixed income securities maturing within 60 days are valued on an amortized cost basis.

Any derivative transaction that we enter into may, depending on the applicable market environment, have a positive or negative value for purposes of calculating our net asset value. Any option transaction that we enter into may, depending on the applicable market environment, have no value or a positive value. Exchange traded options and futures contracts are valued at the last sales price at the close of trading in the market where such contracts are principally traded or, if there was no sale on the applicable exchange on such day, at the mean between the quoted bid and ask price as of the close of such exchange.

Because we are a corporation that is obligated to pay income taxes we accrue income tax liabilities and assets. As with any other asset or liability, our tax assets and liabilities increase or decrease our net asset value.

We invest our assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, we include our allocable share of the MLP’s taxable income or loss in computing our taxable income or loss.

Deferred income taxes reflect taxes on unrealized gains/(losses) which are attributable to the difference between the fair market value and tax basis of our investments and the tax benefit of accumulated net operating losses. We will accrue a net deferred tax liability if our future tax liability on our unrealized gains exceeds the tax benefit of our accumulated net operating losses, if any. We will accrue a net deferred tax asset if our future tax liability on our unrealized gains is less than the tax benefit of our accumulated net operating losses or if we have net unrealized losses on our investments.

To the extent we have a net deferred tax asset; consideration is given as to whether or not a valuation allowance is required. The need to establish a valuation allowance for deferred tax assets is assessed periodically based on the criterion established by the Statement of Financial Standards, Accounting for Income Taxes (“SFAS” No. 109) that it is more likely than not that some portion or all of the deferred tax asset will not be realized. In our assessment for a valuation allowance, consideration is given to all positive and negative evidence related to the realization of the deferred tax asset. This assessment considers, among other matters, the nature, frequency and severity of current and cumulative losses, forecasts of future profitability (which are highly dependent on future MLP cash distributions), the duration of statutory carryforward periods and the associated risk that operating loss carryforwards may expire unused.

Recovery of the deferred tax asset is dependent on continued payment of the MLP cash distributions at or near current levels in the future and the resultant generation of taxable income. Unexpected significant decreases in MLP cash distributions or significant further declines in the fair value of our portfolio of investments may change our assessment regarding the recoverability of the deferred tax asset and would likely result in a valuation allowance.

If a valuation allowance is required to reduce the deferred tax asset in the future, it could have a material impact on our net asset value and results of operations in the period it is recorded.

DESCRIPTION OF CAPITAL STOCK

The following description is based on relevant portions of the Maryland General Corporation Law and on our Charter and Bylaws. This summary is not necessarily complete, and we refer you to the Maryland General Corporation Law and our Charter and Bylaws for a more detailed description of the provisions summarized below.

Capital Stock

Our authorized capital stock consists of 200,000,000 shares of stock, par value $0.001 per share, 199,990,000 of which are classified as common stock and 10,000 of which are classified and designated as Series D Auction Rate Preferred Stock. There are no outstanding options or warrants to purchase our stock. No stock has been authorized for issuance under any equity compensation plans. Under Maryland law, our stockholders generally are not personally liable for our debts or obligations.

Under our Charter, our Board of Directors is authorized to classify and reclassify any unissued shares of stock into other classes or series of stock and authorize the issuance of shares of stock without obtaining stockholder approval. As permitted by the Maryland General Corporation Law, our Charter provides that the Board of Directors, without any action by our stockholders, may amend the Charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue.

Common Stock

As of March 31, 2009, we had 44,520,057 shares of common stock outstanding and 199,990,000 shares of common stock authorized. Shares of our common stock are listed on the NYSE under the symbol “KYN.”

All shares of our common stock have equal rights as to earnings, assets, distributions and voting and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common stock if, as and when authorized by our Board of Directors and declared by us out of funds legally available therefor. Shares of our common stock have no preemptive, appraisal, exchange, conversion or redemption rights and are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. In the event of our liquidation, dissolution or winding up, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each share of our common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of our common stock will possess exclusive voting power. There is no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock can elect all of our directors, and holders of less than a majority of such shares will be unable to elect any director.

So long as Senior Notes or other senior securities representing indebtedness are outstanding, our common stockholders will not be entitled to receive any distributions from us unless all accrued interest on such senior indebtedness has been paid, and unless our asset coverage (as defined in the 1940 Act) with respect to any outstanding senior indebtedness would be at least 300% after giving effect to such distributions.

So long as any ARP Shares or other series of our preferred stock are outstanding, except as contemplated by our articles supplementary, we will not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or options, warrants or rights to subscribe for or purchase, common stock or other shares of stock, if any, ranking junior to ARP Shares or other series of our preferred stock as to dividends or upon liquidation) with respect to common stock or any other of our shares ranking junior to or on a parity with ARP Shares or other series of our preferred stock as to dividends or upon liquidation, or call for redemption, redeem, purchase or otherwise acquire for consideration any common stock or any other such junior shares (except by conversion into or exchange for our shares ranking junior to ARP Shares or other series of our preferred stock as to dividends and upon liquidation) or any such parity shares (except by conversion into or exchange for our shares ranking junior to or on a parity with ARP Shares or other series of our preferred stock as to dividends and upon liquidation), unless (1) there is no event of default under the Senior Notes or other senior securities representing indebtedness that is continuing; (2) immediately after such transaction, we would have “eligible assets” with an aggregate “discounted value” at least equal to the “basic maintenance amount” (as each of these terms are defined in the articles supplementary) and we would maintain asset coverage of at least 200% with respect to all outstanding senior securities of the Company which are stock (or such other percentage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are stock of a closed-end investment company as a condition of declaring dividends on its common stock); (3) immediately after the transaction, we would have eligible portfolio holdings with an aggregated discounted value at least equal to the asset coverage requirements, if any, under the Senior Notes or other senior securities representing indebtedness, (4) full cumulative dividends on ARP Shares or other series of our preferred stock due on or prior to the date of the transaction have been declared and paid; and (5) we have redeemed the full number of required to be redeemed by any provision for mandatory redemption contained in the articles supplementary.

The offering of common stock hereby, if made, has been approved by the Board of Directors and, any sale of common stock by us will be subject to the requirement of the 1940 Act that common stock may not be sold at a price below the then-current net asset value, exclusive of underwriting discounts and commissions, except in limited circumstances including in connection with an offering to existing stockholders.

Certain Provisions of the Maryland General Corporation Law and our Charter and Bylaws

The Maryland General Corporation Law and our Charter and Bylaws contain provisions that could make it more difficult for a potential acquiror to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our Board of Directors. We believe the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

Classified Board of Directors.  Our Board of Directors is divided into three classes of directors serving staggered three-year terms. The term of the first class will expire in 2008, and the current terms for the second and third classes will expire in 2009 and 2010, respectively. Upon expiration of their current terms, directors of each class will be elected to serve for three-year terms and until their successors are duly elected and qualify and each year one class of directors will be elected by the stockholders. A classified board may render a change in control of us or removal of our incumbent management more difficult. We believe, however, that the longer time required to elect a majority of a classified Board of Directors will help to ensure the continuity and stability of our management and policies.

Election of Directors.  Our Charter and Bylaws provide that the affirmative vote of the holders of a majority of the outstanding shares of stock entitled to vote in the election of directors will be required to elect a director. Pursuant to our Charter, our Board of Directors may amend the Bylaws to alter the vote required to elect directors.

Number of Directors; Vacancies; Removal.  Our Charter provides that the number of directors will be set only by the Board of Directors in accordance with our Bylaws. Our Bylaws provide that a majority of our entire Board of Directors may at any time increase or decrease the number of directors. However, unless our Bylaws are amended, the number of directors may never be less than the minimum number required by the Maryland General Corporation Law nor more than fifteen. Our Charter provides that, at such time as we have at least three independent directors and our common stock is registered under the Securities Exchange Act of 1934, we elect to be subject to the provision of Subtitle 8 of Title 3 of the Maryland General Corporation Law regarding the filling of vacancies on the Board of Directors. Accordingly, except as may be provided by the Board of Directors in setting the terms of any class or series of preferred stock, any and all vacancies on the Board of Directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act.

Our Charter provides that a director may be removed only for cause, as defined in the Charter, and then only by the affirmative vote of at least two-thirds of the votes entitled to be cast in the election of directors.

Action by Stockholders.  Under the Maryland General Corporation Law, stockholder action can be taken only at an annual or special meeting of stockholders or, unless the charter provides for stockholder action by less than unanimous written consent (which is not the case for our Charter), by unanimous written consent in lieu of a meeting. These provisions, combined with the requirements of our Bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals.  Our Bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the Board of Directors and the proposal of business to be considered by stockholders may be made only (1) pursuant to our notice of the meeting, (2) by the Board of Directors or (3) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of the Bylaws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to the Board of Directors at a special meeting may be made only (1) pursuant to our notice of the meeting, (2) by the Board of Directors or (3) provided that the Board of Directors has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the Bylaws.

Calling of Special Meetings of Stockholders.  Our Bylaws provide that special meetings of stockholders may be called by our Board of Directors and certain of our officers. Additionally, our Bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders will be called by the secretary of the corporation upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.

Approval of Extraordinary Corporate Action; Amendment of Charter and Bylaws.  Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Our Charter generally provides for approval of Charter amendments and extraordinary transactions by the stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter. Our Charter also provides that certain Charter amendments and any proposal for our conversion, whether by merger or otherwise, from a closed-end company to an open-end company or any proposal for our liquidation or dissolution requires the approval of the stockholders entitled to cast at least 80 percent of the votes entitled to be cast on such matter. However, if such amendment or proposal is approved by at least 80 percent of our continuing directors (in addition to approval by our Board of Directors), such amendment or proposal may be approved by a majority of the votes entitled to be cast on such a matter. The “continuing directors” are defined in our Charter as our current directors as well as those directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of the continuing directors then on the Board of Directors. Our Charter and Bylaws provide that the Board of Directors will have the exclusive power to adopt, alter or repeal any provision of our Bylaws and to make new Bylaws.

DESCRIPTION OF PREFERRED STOCK

As of March 31, 2009, we had 10,000 shares of authorized undesignated preferred stock and 3,000 shares of preferred stock classified and designated as Series D Auction Rate Preferred Stock outstanding, or ARP Shares. Our currently outstanding ARP Shares are not listed on any exchange or quoted on any automated quotation system. ARP Shares generally may only be bought or sold through an auction process. The auctions for our outstanding ARP Shares generally occur every seven (7) days, and determine the dividend rate to be paid for each dividend period. Since February 14, 2008, there have been more ARP Shares offered for sale than there were buyers of those ARP Shares and, as a result, our auctions have failed.

Our Charter authorizes our Board of Directors to classify and reclassify any unissued shares of stock into other classes or series of stock, including preferred stock, without the approval of the holders of our common stock. Our common stockholders have no preemptive right to purchase any preferred stock that might be issued. We may elect to issue preferred stock as part of our leverage strategy.

Prior to the issuance of shares of any other class or series, our Board of Directors is required by Maryland law and by our Charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the Board of Directors could authorize the issuance of shares of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. You should note, however, that any issuance of preferred stock must comply with the requirements of the 1940 Act.

Preferred stock (including outstanding ARP Shares) ranks senior in liquidation and distribution rights to our common stock and junior in liquidation and distribution rights to debt securities.

Under the 1940 Act, we may only issue one class of senior equity securities, which in the aggregate may represent no more than 50% of our total assets. So long as ARP Shares are outstanding, additional issuances of our preferred stock must be considered to be of the same class as ARP Shares under the 1940 Act and interpretations thereunder and must rank on a parity with ARP Shares with respect to the payment of dividends and upon the distribution of our assets in liquidation.

Dividends.  Holders of preferred stock will be entitled to receive cash dividends, when, as and if authorized by the Board of Directors and declared by us, out of funds legally available therefor. Dividends so declared and payable shall be paid to the extent permitted under Maryland law, to the extent available and in preference to and priority over any distribution declared, payable or set apart for payment on our common stock. Dividends shall be payable from our earnings and profits. Because of our emphasis on investments in MLPs, there is a possibility that earnings and profits would not be sufficient to pay dividends on preferred stock. In such a case, dividends would be paid from cash flow in excess of earnings and profits and would be treated as return of capital.

Limitations on Dividends, Distributions and Redemptions.  Under the 1940 Act, we may not (1) declare any dividend with respect to preferred stock if, at the time of such declaration (and after giving effect thereto), asset coverage with respect to our Borrowings, that are senior securities representing indebtedness (as defined in the 1940 Act), would be less than 200% (or such other percentage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities representing stock of a closed-end investment company as a condition of declaring dividends on its preferred stock) or (2) declare any other distribution on preferred stock or purchase or redeem preferred stock if at the time of the declaration (and after giving effect thereto), asset coverage with respect to our senior securities representing indebtedness would be less than 300% (or such other percentage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities representing stock of a closed-end investment company as a condition of declaring distributions, purchases or redemptions of its shares of capital stock). In addition, a declaration of a dividend or other distribution on, or repurchase or redemption of, preferred stock may be prohibited (1) at any time that an event of default under our Borrowings has occurred and is continuing; (2) if, after giving effect to such declaration, we would not have eligible portfolio holdings with an aggregated discounted value at least equal to any asset coverage requirements associated with our Borrowings; or (3) we have not redeemed the full amount of our Borrowings required to be redeemed by any provision for mandatory redemption.

Liquidation Rights.  In the event of our liquidation, dissolution or winding up of our the affairs, whether voluntary or involuntary, the holders of preferred stock then outstanding, in preference to the holders of common stock, will be entitled to payment out of our assets, or the proceeds thereof, available for distribution to stockholders after satisfaction of claims of our creditors, including the holders of our debt securities, of a liquidation preference in the amount equal to $25,000 per share of the preferred stock, plus an amount equal to accumulated dividends (whether or not earned or declared but without interest) to the date that payment of such preference is made in full or a sum sufficient for the payment thereof is set apart with the paying agent. After payment of the full amount of a liquidating distribution, the holders of preferred stock will not be entitled to any further right or claim to our remaining assets. If, upon any such liquidation, dissolution or winding up of our affairs, whether voluntary or involuntary, our assets available for distribution among the holders of all outstanding preferred stock shall be insufficient to permit the payment in full to such holders of the amounts to which they are entitled, then available assets shall be distributed among the holders of all outstanding preferred stock ratably in that distribution of assets according to the respective amounts which would be payable on all such shares if all amounts thereon were paid in full. Preferred stock ranks junior to our debt securities upon our liquidation, dissolution or winding up of our the affairs.

Voting Rights.  Except as otherwise indicated in the Charter or Bylaws, or as otherwise required by applicable law, holders of preferred stock have one vote per share held on each matter submitted to a vote of our stockholders and vote together with holders of common stock and other preferred stockholders, if any, as a single class. Under applicable rules of the NYSE, we are currently required to hold annual meetings of stockholders.

In connection with the election of the Board of Directors, the holders of preferred stock shall be entitled, as a class, to the exclusion of the holders of all other securities and classes of stock, to elect two directors. The holders of outstanding common stock and preferred stock voting together as a single class, shall elect the balance of the directors. In addition, subject to the prior rights, if any, of the holders of any other class of senior securities outstanding, in the event we fail to pay dividends on our preferred stock for two years, holders of preferred stock would be entitled to elect a majority of our directors.

The affirmative vote of the holders of a majority of the outstanding preferred stock voting as a separate class, determined with reference to a “vote of a majority of outstanding voting securities” as that term is defined in Section 2(a)(42) of the 1940 Act, shall be required to approve any plan of reorganization (as such term is used in the 1940 Act) adversely affecting such shares or any action requiring a vote of our security holders under Section 13(a) of the 1940 Act. The affirmative vote of the holders of a majority of the outstanding preferred stock, voting as a separate class, will be required to, among other things, amend, alter or repeal any of the preferences, rights or powers of holders of such class so as to affect materially and adversely such preferences, rights or powers. The affirmative vote of the holders of a majority of the outstanding shares of any series of preferred stock, voting separately from any other series, will be required to approve any matter that materially and adversely affects the rights, preferences, or powers of such series in a manner different from that of other series or classes of our shares of stock. The vote of holders of any shares described in the immediately preceding sentence will in each case be in addition to a separate vote of the requisite percentage of common stock and/or preferred stock, if any, necessary to authorize the matter presented to the stockholders.

Market.  Our preferred stock may be bought or sold at an auction that normally will be held periodically by submitting orders through a broker-dealer who has entered into an agreement with the auction agent (a “Broker-Dealer”) or through a broker-dealer that has entered into a separate agreement with a Broker-Dealer. Our preferred stock is not listed on an exchange or automated quotation system. Preferred stock may be transferred outside of an auction through a Broker-Dealer or other broker-dealer.

Auction Agent, Transfer Agent, Registrar, Dividend Paying Agent and Redemption Agent.  The Bank of New York, 101 Barclay Street, New York, New York 10286, serves as the auction agent, transfer agent, registrar, dividend paying agent and redemption agent with respect to our preferred stock.

DESCRIPTION OF DEBT SECURITIES

Our Charter authorizes us to borrow money without the prior approval of our stockholders. We may issue additional Borrowings and may secure any such Borrowings by mortgaging, pledging or otherwise subjecting as security our assets to the extent permitted by the 1940 Act or rating agency guidelines. Any Borrowings will rank senior to our common stock and any preferred stock that we issue.

On June 19, 2008, we issued $450 million of Senior Notes. We used the net proceeds from that offering and borrowings on our revolving credit facility to redeem $505 million aggregate principal amount of our outstanding Series A, B, C, E and F Notes. Upon deposit of the redemption funds on June 19, 2008, the Series A, B, C, E and F Notes were no longer deemed outstanding pursuant to the terms of the Indenture governing the notes. On October 8, 2008 and October 10, 2008, we completed the repurchase of $60 million and $20 million, respectively, aggregate principal amount of Senior Notes at 101% of par value. On November 28, 2008, we completed the repurchase of $66 million aggregate principal amount of Senior Notes at par value. In each transaction, we used available cash on hand to repay the Senior Notes. Senior Notes rank senior in liquidation and distribution rights to our common stock and preferred stock. The Senior Notes are subordinated in right of payment to any of our secured indebtedness or other secured obligations to the extent of the value of the assets that secure the indebtedness or obligation. The Senior Notes may be prepaid prior to their maturity at our option, in whole or in part, under certain circumstances and are subject to mandatory prepayment upon an event of default.

Under the 1940 Act, we may only issue one class of senior securities representing indebtedness. So long as Senior Notes are outstanding, additional debt securities must rank on a parity with Senior Notes with respect to the payment of interest and upon the distribution of our assets.

Interest.  The interest rates payable by us on our floating rate Senior Notes (Series H, J and L Notes) will vary based on the 3-month LIBOR plus 2.25%, 2.25% and 2.30%, respectively. The fixed rate Senior Notes will bear interest from the date of issuance at an anticipated fixed rate equal to 5.645% per annum for the Series G Notes, 5.847% per annum for the Series I Notes and 5.991% per annum for the Series K Notes. Interest on debt securities will be payable when due. If we do not pay interest when due, it will trigger an event of default and we will be restricted from declaring dividends and making other distributions with respect to our common stock and preferred stock.

Limitations.  Under the requirements of the 1940 Act, immediately after issuing any senior securities representing indebtedness, we must have an asset coverage of at least 300%. With respect to our senior securities representing indebtedness, asset coverage means the ratio which the value of our total assets, less all liabilities and indebtedness not represented by senior securities, bears to the aggregate amount of senior securities representing indebtedness. We are subject to certain restrictions imposed by guidelines of two rating agencies that issued ratings for the Senior Notes, including restrictions related to asset coverage and portfolio composition. Such restrictions may be more stringent than those imposed by the 1940 Act. Other types of Borrowings also may result our being subject to similar covenants in credit agreements.

Events of Default and Acceleration of Senior Notes; Remedies.  Any one of the following events will constitute an “event of default” under the terms of the Senior Notes:

•	default in the payment of any principal make-whole amount or floating rate prepayment amount, if any, on any series of Senior Notes when due and payable whether at maturity or at a date fixed for prepayment or by declaration or otherwise;

•	default in the payment of any interest on any series of Senior Notes when due and payable and payable and the continuance of such default for more than five business days;

•	default in the performance of our compliance with certain agreements, covenants or warranties of ours under the terms of the Senior Notes, and continuance of such default or breach for a period of 30 days, subject to certain exceptions;

•	generally, the failure to pay our debts when they are due;

•	default (as principal or as guarantor or other surety) in the payment of any principal of or premium or make-whole amount or interest on any indebtedness that is outstanding in an aggregate principal amount of at least $5 million beyond any period of grace provided with respect thereto, or default in the performance of or compliance with any term of any evidence of any indebtedness in an aggregate outstanding principal amount of at least $5 million or of any mortgage, indenture or other agreement relating thereto or any other condition exists, and as a consequence of such default or condition such indebtedness becomes due and payable before its stated maturity or before its regularly scheduled dates of payment;

•	failure to pay our debts as they become due; filing, or consent by answer or otherwise to the filing against us of, a petition for relief or reorganization or arrangement or any other petition in bankruptcy, for liquidation or to take advantage of any bankruptcy, insolvency, reorganization, moratorium or other similar law of any jurisdiction; assignment for the benefit of our creditors; consent to the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to us or with respect to any substantial part of our property; adjudication as insolvent or to be liquidated; or we take corporate action for the purpose of any of the foregoing;

•	an order by a governmental authority appointing, without our consent, a custodian, receiver or trustee or with respect to any substantial part of our property, or constituting an order for relief or approving a petition for relief or reorganization or any other petition in bankruptcy or for liquidation or we take advantage of any bankruptcy or insolvency law of any jurisdiction, or order our dissolution, winding-up or liquidation, or any such petition that has been filed against us and such petition shall not be dismissed within 60 days;

•	a final judgment or judgments for the payment of money aggregating in excess of $5 million are rendered against us and which judgments are not, within 60 days after entry thereof, bonded, discharged or stayed pending appeal, or are not discharged within 60 days after the expiration of such stay;

•	KA Fund Advisors, LLC, or one of its affiliates is no longer our advisor; or

•	if, on the last business day of each of twenty-four consecutive calendar months, the Senior Notes have a 1940 Act asset coverage of less than 100%.

Our Senior Notes provide for the following:

•	Upon the occurrence and continuance of an event of default, the holders affected by such event of default may declare the principal amount of the outstanding Senior Notes immediately due and payable;

•	Upon an event of default relating to bankruptcy, insolvency or other similar laws, acceleration of maturity occurs automatically; and

•	At any time after a declaration of acceleration with respect to any Senior Notes has been made, and before a judgment or decree for payment of the money due has been obtained, the holders of a majority in principal amount of the outstanding Senior Notes, by written notice to us, may rescind and annul the declaration of acceleration and its consequences if all events of default with respect to the Senior Notes, other than the non-payment of the principal of the Senior Notes which has become due solely by such declaration of acceleration, have been cured or waived and other conditions have been met.

Unsecured creditors of ours may include, without limitation, our service providers including Kayne Anderson, our custodian, the auction agent, broker-dealers and the trustee, pursuant to the terms of various contracts with us. Secured creditors of ours may include without limitation parties entering into any interest rate swap, floor or cap transactions, or other similar transactions with us that create liens, pledges, charges, security interests, security agreements or other encumbrances on our assets.

Voting Rights.  Our debt securities have no voting rights, except to the extent required by law or as otherwise provided in under the term of Senior Notes relating to the acceleration of maturity upon the occurrence and continuance of an event of default. The 1940 Act does (in certain circumstances) grant our lenders certain voting rights in the event of default in the payment of interest on or repayment of principal.

Market.  Our debt securities are not listed on an exchange or automated quotation system.

Distribution Restrictions.  A declaration of a dividend or other distribution on or purchase or redemption of common or preferred stock will be restricted: (i) at any time that an event of default under our Senior Notes has occurred and is continuing; (ii) if after giving effect to such declaration, we would not have asset coverage as defined by Section 18(h) of the 1940 Act of at least 300% with respect to our senior securities representing indebtedness and at least 200% with respect to our senior securities representing indebtedness and preferred stock; provided, however, that distributions may be declared upon our preferred stock if our senior securities representing indebtedness have asset coverage of at least 200% at the time of the declaration; or (iii) if after giving effect to such declaration, we would not have eligible assets with an aggregated “discounted value” (as defined under the terms of the Senior Notes) equal to at least the basic maintenance amount required by each rating agency (as defined in the Senior Notes) under its respective rating agency guidelines, separately determined. In addition, the terms of any other Borrowings may contain provisions that limit certain of our activities, including the payment of distributions to holders of common and preferred stock, in certain circumstances.

OUR STRUCTURE; COMMON STOCK REPURCHASES
AND CHANGE IN OUR STRUCTURE

Closed-End Structure

Closed-end funds differ from open-end management investment companies (commonly referred to as “mutual funds”). Closed-end funds generally list their shares for trading on a securities exchange and do not redeem their shares at the option of the stockholder. In contrast, mutual funds issue securities redeemable at net asset value at the option of the stockholder and typically engage in a continuous offering of their shares. Mutual funds are subject to continuous asset in-flows and out-flows that can complicate portfolio management, whereas closed-end funds generally can stay more fully invested in securities consistent with the closed-end fund’s investment objective and policies. Accordingly, closed-end funds have greater flexibility than open-end funds to make certain types of investments, including investments in illiquid securities.

Shares of closed-end investment companies listed for trading on a securities exchange frequently trade at a discount to their net asset value, but in some cases trade at a premium. The market price may be affected by net asset value, dividend or distribution levels (which are dependent, in part, on expenses), supply of and demand for the shares, stability of dividends or distributions, trading volume of the shares, general market and economic conditions and other factors beyond the control of the closed-end fund. The foregoing factors may result in the market price of our common stock being greater than, less than or equal to net asset value. The Board of Directors has reviewed our structure in light of our investment objective and policies and has determined that the closed-end structure is in the best interests of our stockholders. However, the Board of Directors may review periodically the trading range and activity of our shares with respect to our net asset value and may take certain actions to seek to reduce or eliminate any such discount. Such actions may include open market repurchases or tender offers for our common stock at net asset value or our possible conversion to an open-end mutual fund. There can be no assurance that the Board will decide to undertake any of these actions or that, if undertaken, such actions would result in our common stock trading at a price equal to or close to net asset value per share of our common stock. Based on the determination of the Board of Directors in connection with our initial public offering of our common stock that the closed-end structure is desirable in light of our investment objective and policies, it is highly unlikely that the Board would vote to convert us to an open-end investment company.

Repurchase of Common Stock and Tender Offers

In recognition of the possibility that our common stock might trade at a discount to net asset value and that any such discount may not be in the interest of our common stockholders, the Board of Directors, in consultation with Kayne Anderson, from time to time may, but is not required to, review possible actions to reduce any such discount. The Board of Directors also may, but is not required to, consider from time to time open market repurchases of and/or tender offers for our common stock, as well as other potential actions, to seek to reduce any market discount from net asset value that may develop. After any consideration of potential actions to seek to reduce any significant market discount, the Board may, subject to its applicable duties and compliance with applicable state and federal laws, authorize the commencement of a share-repurchase program or tender offer. The size and timing of any such share repurchase program or tender offer will be determined by the Board of Directors in light of the market discount of our common stock, trading volume of our common stock, information presented to the Board of Directors regarding the potential impact of any such share repurchase program or tender offer, general market and economic conditions and applicable law. There can be no assurance that we will in fact effect repurchases of or tender offers for any of our common stock. We may, subject to our investment limitation with respect to Borrowings, incur debt to finance such repurchases or a tender offer or for other valid purposes. Interest on any such Borrowings would increase our expenses and reduce our net income.

There can be no assurance that repurchases of our common stock or tender offers, if any, will cause our common stock to trade at a price equal to or in excess of its net asset value. Nevertheless, the possibility that a portion of our outstanding common stock may be the subject of repurchases or tender offers may reduce the spread between market price and net asset value that might otherwise exist. Sellers may be less inclined to accept a significant discount in the sale of their common stock if they have a reasonable expectation of being able to receive a price of net asset value for a portion of their common stock in conjunction with an announced repurchase program or tender offer for our common stock.

Although the Board of Directors believes that repurchases or tender offers generally would have a favorable effect on the market price of our common stock, the acquisition of common stock by us will decrease our total assets and therefore will have the effect of increasing our expense ratio and decreasing the asset coverage with respect to any preferred stock outstanding. Because of the nature of our investment objective, policies and portfolio, particularly our investment in illiquid or otherwise restricted securities, it is possible that repurchases of common stock or tender offers could interfere with our ability to manage our investments in order to seek our investment objective. Further, it is possible that we could experience difficulty in borrowing money or be required to dispose of portfolio securities to consummate repurchases of or tender offers for common stock.

Possible Conversion to Open-End Fund Status

Our Charter provides that any proposal for our conversion from a closed-end company to an open-end company requires the approval of our Board of Directors and the stockholders entitled to cast at least 80 percent of the votes entitled to be cast on such matter. However, if such proposal is also approved by at least 80 percent of our continuing directors (in addition to the approval by our Board of Directors), such proposal may be approved by a majority of the votes entitled to be cast on the matter. See “Description of Capital Stock” for a discussion of voting requirements applicable to our conversion to an open-end investment company. If we converted to an open-end investment company, we would be required to redeem all preferred stock then outstanding (requiring in turn that we liquidate a portion of our investment portfolio) and our common stock would no longer be listed on the NYSE. Conversion to open-end status could also require us to modify certain investment restrictions and policies. Stockholders of an open-end investment company may require the investment company to redeem their shares at any time (except in certain circumstances as authorized by or permitted under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of redemption. In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end investment companies typically engage in a continuous offering of their shares. Open-end investment companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management. Our Board of Directors may at any time propose our conversion to open-end status, depending upon its judgment regarding the advisability of such action in light of circumstances then prevailing.

TAX MATTERS

The following discussion of federal income tax matters is based on the advice of our counsel, Paul, Hastings, Janofsky & Walker LLP.

This section and the discussion in our SAI summarize the material U.S. federal income tax consequences of owning our common stock for U.S. taxpayers. This section is current as of the date of this prospectus. Tax laws and interpretations change frequently, and this summary does not describe all of the tax consequences to all taxpayers. For example, this summary generally does not describe your situation if you are a non-U.S. person, a broker-dealer, or other investor with special circumstances. In addition, this section does not describe your state, local or foreign taxes. As with any investment, you should consult your own tax professional about your particular consequences. Investors should consult their own tax advisors regarding the tax consequences of investing in us.

Federal Income Taxation of Kayne Anderson MLP Investment Company

We are treated as a corporation for federal income tax purposes. Thus, we are obligated to pay federal income tax on our taxable income. We are also obligated to pay state income tax on our taxable income, either because the states follow the federal treatment or because the states separately impose a tax on us. We invest our assets principally in MLPs, which generally are treated as partnerships for federal income tax purposes. As a partner in the MLPs, we report our allocable share of the MLP’s taxable income, loss, deduction, and credits in computing our taxable income. Based upon our review of the historic results of the type of MLPs in which we invest, we expect that the cash flow received by us with respect to our MLP investments will exceed the taxable income allocated to us. There is no assurance that our expectation regarding the tax character of MLP distributions will be realized. If this expectation is not realized, there will be greater tax expense borne by us and less cash available to distribute to stockholders. In addition, we will take into account in our taxable income amounts of gain or loss recognized on the sale of MLP units. Currently, the maximum regular federal income tax rate for a corporation is 35%, but we may be subject to a 20% alternative minimum tax on our alternative minimum taxable income to the extent that the alternative minimum tax exceeds our regular income tax.

Deferred income taxes reflect taxes on unrealized gains/(losses) which are attributable to the difference between the fair market value and tax basis of our investments and the tax benefit of accumulated net operating losses. We will accrue a net deferred tax liability if our future tax liability on our unrealized gains exceeds the tax benefit of our accumulated net operating losses, if any. We will accrue a net deferred tax asset if our future tax liability on our unrealized gains is less than the tax benefit of our accumulated net operating losses or if we have net unrealized losses on our investments.

To the extent we have a net deferred tax asset; consideration is given as to whether or not a valuation allowance is required. The need to establish a valuation allowance for deferred tax assets is assessed periodically based on the criterion established by the Statement of Financial Standards, Accounting for Income Taxes (“SFAS” No. 109) that it is more likely than not that some portion or all of the deferred tax asset will not be realized. In our assessment for a valuation allowance, consideration is given to all positive and negative evidence related to the realization of the deferred tax asset. This assessment considers, among other matters, the nature, frequency and severity of current and cumulative losses, forecasts of future profitability (which are highly dependent on future MLP cash distributions), the duration of statutory carryforward periods and the associated risk that operating loss carryforwards may expire unused.

Recovery of the deferred tax asset is dependent on continued payment of the MLP cash distributions at or near current levels in the future and the resultant generation of taxable income. Unexpected significant decreases in MLP cash distributions or significant further declines in the fair value of our portfolio of investments may change our assessment regarding the recoverability of the deferred tax asset and would likely result in a valuation allowance.

If a valuation allowance is required to reduce the deferred tax asset in the future, it could have a material impact on our net asset value and results of operations in the period it is recorded.

As a corporation for tax purposes, our earnings and profits are calculated using accounting methods that are different from tax calculation methods. For instance, to calculate our earnings and profits we will use the straight-line depreciation method rather than the accelerated depreciation method. This treatment may, for example, affect our earnings and profits if an MLP in which we invest calculates its income using the accelerated depreciation method. Our earnings and profits would not be increased solely by the income passed through from the MLP, but we would also have to include in our earnings and profits the amount by which the accelerated depreciation exceeded straight-line depreciation.

Because of the differences in the manner in which earnings and profits and taxable income are calculated, we may make distributions out of earnings and profits, treated as tax dividends, in years in which we have no taxable income.

In addition, in calculating our alternative minimum taxable income, certain percentage depletion deductions and intangible drilling costs may be treated as items of tax preference. Items of tax preference increase alternative minimum taxable income and increase the likelihood that we may be subject to alternative minimum tax.

We have not, and we will not, elect to be treated as a regulated investment company under the Code. The Code generally provides that a regulated investment company does not pay an entity level income tax, provided that it distributes all or substantially all of its income. Thus, the regulated investment company taxation rules have no current application to us or to our stockholders.

Federal Income Taxation of Holders of Our Common Stock

Unlike a holder of a direct interest in MLPs, a stockholder will not include its allocable share of our gross income, gains, losses, deductions, or credits in computing its own taxable income. Our distributions are treated as a tax dividend to the stockholder to the extent of our current or accumulated earnings and profits. If the distribution exceeds our earnings and profits, the distribution will be treated as a return of capital to our common stockholder to the extent of the stockholder’s basis in our common stock, and then as capital gain. Common stockholders will receive a Form 1099 from us (rather than a Schedule K-1 from each MLP if the stockholder had invested directly in the MLPs) and will recognize dividend income only to the extent of our current and accumulated earnings and profits.

Generally, a corporation’s earnings and profits are computed based upon taxable income, with certain specified adjustments. As explained above, based upon the historic performance of the MLPs, we anticipate that the distributed cash from an MLP will exceed our share of such MLP’s income. Thus, we anticipate that only a portion of distributions of cash and other income from investments will be treated as dividend income to our common stockholders. As a corporation for tax purposes, our earnings and profits will be calculated using (i) straight-line depreciation rather than accelerated depreciation, and cost rather than a percentage depletion method, and (ii) intangible drilling costs and exploration and development costs are amortized over a five-year and ten-year period, respectively. Because of the differences in the manner in which earnings and profits and taxable income are calculated, we may make distributions out of earnings and profits, treated as dividends, in years in which we have no taxable income. To the extent that distributions to a stockholder exceed our earnings and profits, a stockholder’s basis in our common stock will be reduced and, if a stockholder has no further basis in our shares, a stockholder will report any excess as capital gain.

Under the current law, qualified dividend income is taxed at the rate applicable to long-term capital gains, which is generally 15% for individuals, provided a holding period requirement and certain other requirements are met. The portion of our distributions of cash and other income from investments treated as a dividend for federal income tax purposes should be treated as qualified dividend income for federal income tax purposes if the stockholder satisfies applicable holding period requirements for our common stock. This reduced rate of tax on qualified dividend income is currently scheduled to revert to ordinary income rates for taxable years beginning after December 31, 2010 and the maximum 15% federal income tax rate for long-term capital gain is scheduled to revert to 20% for such taxable years.

If a holder of our common stock participates in our automatic dividend reinvestment plan, such stockholder will be taxed upon the amount of distributions as if such amount had been received by the participating stockholder and the participating stockholder reinvested such amount in additional common stock, even though such holder has received no cash distribution from us with which to pay such tax.

Investment by Tax-Exempt Investors and Regulated Investment Companies

Employee benefit plans and most other organizations exempt from federal income tax, including individual retirement accounts and other retirement plans, are subject to federal income tax on Unrelated Business Taxable Income, or UBTI. Because we are a corporation for federal income tax purposes, an owner of our common stock will not report on its federal income tax return any of our items of income, gain, loss and deduction. Therefore, a tax-exempt investor will not have UBTI attributable to its ownership or sale of our common stock unless its ownership of our common stock is debt-financed. In general, common stock would be debt-financed if the tax-exempt owner of common stock incurs debt to acquire common stock or otherwise incurs or maintains a debt that would not have been incurred or maintained if that common stock had not been acquired.

As stated above, an owner of our common stock will not report on its federal income tax return any of our items of gross income, gain, loss and deduction. Instead, the owner will simply report income with respect to our distributions or gain with respect to the sale of our common stock. Thus, ownership of our common stock will only result in income that is qualifying income for a regulated investment company. Furthermore, any gain from the sale or other disposition of our common stock will constitute gain from the sale of stock or securities and will qualify for purposes of the 90% income test applicable to regulated investment companies. Finally, our common stock will constitute qualifying assets to regulated investment companies, which generally must own at least 50% in qualifying assets at the end of each quarter, provided such regulated investment companies do not violate certain percentage ownership limitations with respect to our stock.

Backup Withholding and Information Reporting

Backup withholding of U.S. federal income tax at the rate of 28% may apply to the distributions on our common stock to be made by us if you fail to timely provide taxpayer identification numbers or if we are so instructed by the Internal Revenue Service, or IRS. Any amounts withheld from a payment to a U.S. holder under the backup withholding rules are allowable as a refund or credit against the holder’s U.S. federal income tax liability, provided that the required information is furnished to the IRS in a timely manner.

Other Taxation

Foreign stockholders, including stockholders who are nonresident alien individuals, may be subject to U.S. withholding tax on certain distributions at a rate of 30% or such lower rates as may be prescribed by any applicable treaty.

State and Local Taxes

Our common stock distributions also may be subject to state and local taxes. Non-U.S. holders of our common stock may be subject to withholding on distributions or, in certain circumstances, on proceeds from the sale of our common stock at a rate of 30% (or lower rate reduced by treaty), in addition to any foreign taxes that may apply Tax matters are very complicated, and the federal, state local and foreign tax consequences of an investment in and holding of our common stock will depend on the facts of each investor’s situation. Investors are encouraged to consult their own tax advisers regarding the specific tax consequences that may affect them.

Tax Risks

Investing in our common stock involves certain tax risks, which are more fully described in the section “Risk Factors — Tax Risks.”

PLAN OF DISTRIBUTION

We may sell our common stock from time to time under this prospectus and any related prospectus supplement in any one or more of the following ways:

•	directly to one or more purchasers;

•	through agents for the period of their appointment;

•	to underwriters as principals for resale to the public;

•	to dealers as principals for resale to the public; or

•	pursuant to our Dividend Reinvestment Plan.

The common stock may be sold from time to time in one or more transactions at fixed prices, at prevailing market prices at the time of sale, prices related to prevailing market prices, at varying prices determined at the time of sale or at negotiated prices. The prospectus supplement will describe the method of distribution of our common stock offered therein.

The prospectus supplement relating to an offering of our common stock will state the terms of the offering, including:

•	the names of any agents, underwriters or dealers;

•	any sales loads, underwriting discounts and commissions or agency fees and other items constituting underwriters’ or agents’ compensation;

•	any discounts, commissions, fees or concessions allowed or reallowed or paid to dealers or agents;

•	the public offering or purchase price of the offered common stock and the estimated net proceeds we will receive from the sale; and

•	any securities exchange on which the offered common stock may be listed.

Any public offering price and any discounts or concessions allowed or reallowed or paid to dealers may be changed from time to time.

Direct Sales

We may sell our common stock directly to, and solicit offers from, purchasers, including institutional investors or others who may be deemed to be underwriters as defined in the Securities Act, for any resales of the securities. In this case, no underwriters or agents would be involved. We may use electronic media, including the Internet, to sell offered common stock directly. We will describe the terms of any of those sales in a prospectus supplement.

Distribution Through Agents

We may offer and sell our common stock on a continuous basis through agents that we designate. We will name any agent involved in the offer and sale and describe any commissions payable by us in the prospectus supplement. Unless otherwise indicated in the prospectus supplement, the agents will be acting on a best efforts basis for the period of their appointment.

Offers to purchase common stock may be solicited directly by the issuer or by agents designated by the issuer from time to time. Any such agent, who may be deemed to be an underwriter as the term is defined in the Securities Act, involved in the offer or sale of the offered common stock securities in respect of which this prospectus is delivered will be named, and any commissions payable by the issuer to such agent set forth, in a prospectus supplement.

Distribution Through Underwriters

We may offer and sell common stock securities from time to time to one or more underwriters who would purchase the common stock as principal for resale to the public either on a firm commitment or best efforts basis. If we sell common stock to underwriters, we will execute an underwriting agreement with them at the time of the sale and will name them in the prospectus supplement. In connection with these sales, the underwriters may be deemed to have received compensation from us in the form of underwriting discounts and commissions. The underwriters also may receive commissions from purchasers of common stock for whom they may act as agent. Unless otherwise stated in the prospectus supplement, the underwriters will not be obligated to purchase the common stock unless the conditions set forth in the underwriting agreement are satisfied, and if the underwriters purchase any of the common stock, they will be required to purchase all of the offered securities. In the event of default by any underwriter, in certain circumstances, the purchase commitments may be increased or the Underwriting Agreement may be terminated. The underwriters may sell the offered securities to or through dealers, and those dealers may receive discounts, concessions or commissions from the underwriters as well as from the purchasers for whom they may act as agent. Sales of the offered securities by underwriters may be in one or more transactions, including negotiated transactions, at a fixed public offering price or at varying prices determined at the time of sale. The prospectus supplement describes the method of reoffering by the underwriters. The prospectus supplement also describes the discounts and commissions to be allowed or paid to the underwriters, if any, all other items constituting underwriting compensation, and the discounts and commissions to be allowed or paid to dealers, if any. If a prospectus supplement so indicates, we may grant the underwriters an option to purchase additional shares of common stock at the public offering price, less the underwriting discounts and commissions, within a specified number of days from the date of the prospectus supplement, to cover any overallotments.

Distribution Through Dealers

We may offer and sell common stock from time to time to one or more dealers who would purchase the common stock as principal. The dealers then may resell the offered common stock to the public at fixed or varying prices to be determined by those dealers at the time of resale. We will set forth the names of the dealers and the terms of the transaction in the prospectus supplement.

Distribution Through Remarketing Firms

One or more dealers, referred to as “remarketing firms,” may also offer or sell the common stock, if the prospectus supplement so indicates, in connection with a remarketing arrangement contemplated by the terms of the common stock. Remarketing firms will act as principals for their own account or as agents. These remarketing firms will offer or sell the common stock in accordance with the terms of the common stock. The prospectus supplement will identify any remarketing firm and the terms of its agreement, if any, with us and will describe the remarketing firm’s compensation. Remarketing firms may be deemed to be underwriters in connection with the common stock they remarket.

General Information

Agents, underwriters, or dealers participating in an offering of common stock and remarketing firms participating in a remarketing of common stock may be deemed to be underwriters, and any discounts and commission received by them and any profit realized by them on resale of the offered common stock for whom they may act as agent, may be deemed to be underwriting discounts and commissions under the Securities Act.

We may offer to sell common stock either at a fixed price or at prices that may vary, at market prices prevailing at the time of sale, at prices related to prevailing market prices, or at negotiated prices.

If indicated in the applicable prospectus supplement, we may authorize underwriters or other persons acting as our agents to solicit offers by certain institutions to purchase common stock from us pursuant to contracts providing for payment and delivery on a future date. Institutions with which these contracts may be made include: commercial and savings banks, insurance companies, pension funds, educational and charitable institutions and others, but in all cases these institutions must be approved by us. The obligations of any purchaser under any contract will be subject only to those conditions described in the applicable prospectus supplement. The underwriters and the other agents will not have any responsibility for the validity or performance of the contracts. The applicable prospectus supplement will describe the commission payable for solicitation of those contracts.

We may enter into derivative transactions with third parties, or sell common stock not covered by this prospectus to third parties in privately negotiated transactions. If the applicable prospectus supplement indicates, in connection with those derivatives, the third parties may sell common stock covered by this prospectus and the applicable prospectus supplement, including in short sale transactions. If so, the third parties may use common stock pledged by us or borrowed from us or others to settle those sales or to close out any related open borrowings of stock, and may use common stock received from us in settlement of those derivatives to close out any related open borrowings of stock. The third parties in such sale transactions will be underwriters and will be identified in the applicable prospectus supplement (or a post-effective amendment).

We may loan or pledge common stock to a financial institution or other third party that in turn may sell the common stock using this prospectus. Such financial institution or third party may transfer its short position to investors in our common stock or in connection with a simultaneous offering of other common stock offered by this prospectus.

In connection with any offering of the common stock in an underwritten transaction, the underwriters may engage in transactions that stabilize, maintain, or otherwise affect the market price of the offered common stock or any other securities. Those transactions may include overallotment, entering stabilizing bids, effecting syndicate covering transactions, and reclaiming selling concessions allowed to an underwriter or a dealer.

•	An overallotment in connection with an offering creates a short position in the offered securities for the underwriters’ own account.

•	An underwriter may place a stabilizing bid to purchase an offered security for the purpose of pegging, fixing, or maintaining the price of that security.

•	Underwriters may engage in syndicate covering transactions to cover overallotments or to stabilize the price of the offered securities by bidding for, and purchasing, the offered securities or any other securities in the open market in order to reduce a short position created in connection with the offering.

•	The managing underwriter may impose a penalty bid on a syndicate member to reclaim a selling concession in connection with an offering when offered securities originally sold by the syndicate member are purchased in syndicate covering transactions or otherwise.

Any of these activities may stabilize or maintain the market price of the securities above independent market levels. The underwriters are not required to engage in these activities, and may end any of these activities at any time.

We will not require underwriters or dealers to make a market in the common stock. Any underwriters to whom the offered securities are sold for offering and sale may make a market in the offered securities, but the underwriters will not be obligated to do so and may discontinue any market-making at any time without notice.

Under agreements entered into with us, underwriters and agents may be entitled to indemnification by us against certain civil liabilities, including liabilities under the Securities Act, or to contribution for payments the underwriters or agents may be required to make. The underwriters, agents, and their affiliates may engage in financial or other business transactions with us and our subsidiaries, if any, in the ordinary course of business.

In compliance with the guidelines of FINRA, the maximum commission or discount to be received by any member of FINRA or independent broker-dealer will not be greater than eight percent of the initial gross proceeds from the sale of any security being sold.

The aggregate offering price specified on the cover of this prospectus relates to the offering of the common stock not yet issued as of the date of this prospectus. The place and time of delivery for the offered securities in respect of which this prospectus is delivered are set forth in the accompanying prospectus supplement.

To the extent permitted under the 1940 Act and the rules and regulations promulgated thereunder, the underwriters may from time to time act as a broker or dealer and receive fees in connection with the execution of our portfolio transactions after the underwriters have ceased to be underwriters and, subject to certain restrictions, each may act as a broker while it is an underwriter.

A prospectus and accompanying prospectus supplement in electronic form may be made available on the websites maintained by the underwriters. The underwriters may agree to allocate our common stock for sale to their online brokerage account holders. Such allocations of our common stock for internet distributions will be made on the same basis as other allocations. In addition, our common stock may be sold by the underwriters to securities dealers who resell securities to online brokerage account holders.

Automatic Dividend Reinvestment Plan

We may issue and sell shares of common stock pursuant to our Automatic Dividend Reinvestment Plan.

TRANSFER AGENT AND DIVIDEND-PAYING AGENT

American Stock Transfer & Trust Company, or AST, acts as our transfer agent and dividend-paying agent. Please send all correspondence to American Stock Transfer & Trust Company at 59 Maiden Lane, New York, New York 10038. For its services, AST receives a fixed fee per account. We will reimburse AST for certain out-of-pocket expenses, which may include payments by AST to entities, including affiliated entities, that provide sub-stockholder services, recordkeeping and/or transfer agency services to our beneficial owners. The amount of reimbursements for these services per benefit plan participant fund account per year will not exceed the per account fee payable by us to AST in connection with maintaining common stockholder accounts.

ADMINISTRATOR, CUSTODIAN AND FUND ACCOUNTANT

Ultimus Fund Solutions, LLC, or Ultimus, the Administrator, provides certain administrative services for us, including but not limited to preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements. The Administrator is located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

The Custodial Trust Company, an affiliate of our Administrator, is the custodian of our common stock and other assets. Custodial Trust Company is located at 101 Carnegie Center, Princeton, New Jersey 08540-6231.

Ultimus is also our fund accountant. Ultimus assists in the calculation of our net asset value and maintains and keeps current the accounts, books, records and other documents relating to our financial and portfolio transactions.

LEGAL MATTERS

Certain legal matters in connection with the common stock offered hereby will be passed upon for us by Paul, Hastings, Janofsky & Walker LLP, or Paul Hastings, Los Angeles, California. Paul Hastings may rely as to certain matters of Maryland law on the opinion of Venable LLP, Baltimore, Maryland. If certain legal matters in connection with an offering of common stock are passed upon by counsel for the underwriters of such offering, that counsel will be named in the prospectus supplement related to that offering.

FINANCIAL STATEMENTS AS OF AND FOR THE YEAR ENDED NOVEMBER 30, 2008

KAYNE ANDERSON MLP INVESTMENT COMPANY
PORTFOLIO SUMMARY
NOVEMBER 30, 2008
(UNAUDITED)

Portfolio Investments by Category*

* As a percentage of total investments.

Top 10 Holdings by Issuer

			Percent of
Holding		Sector	Total Investments

1.	Energy Transfer Partners, L.P.	Midstream MLP	11.2%

2.	Plains All American Pipeline, L.P.	Midstream MLP	10.7

3.	Kinder Morgan Management, LLC	MLP Affiliates	8.9

4.	Enterprise Products Partners L.P.	Midstream MLP	8.6

5.	Magellan Midstream Partners, L.P.	Midstream MLP	8.1

6.	Inergy, L.P.	Propane MLP	5.3

7.	Copano Energy, L.L.C.	Midstream MLP	4.6

8.	Enbridge Energy Partners, L.P.	Midstream MLP	3.9

9.	Clearwater Natural Resources, LP*	Coal MLP	3.3

10.	MarkWest Energy Partners, L.P.	Midstream MLP	3.1

* Clearwater Natural Resources, LP is a privately held entity.

KAYNE ANDERSON MLP INVESTMENT COMPANY
MANAGEMENT DISCUSSION
FOR THE FISCAL YEAR ENDED NOVEMBER 30, 2008

This discussion contains forward looking statements and good faith estimates. The reader is referred to the disclosure on such matters at the beginning of this annual report.

Overview

Kayne Anderson MLP Investment Company (the “Company”) is a non-diversified, closed-end management investment company. The Company’s investment objective is to obtain a high after-tax total return by investing at least 85% of its total assets in energy-related master limited partnerships (“MLPs”) and their affiliates, and in other companies that, as their principal business, operate assets used in the gathering, transporting, processing, storing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined petroleum products or coal (collectively with MLPs, “Midstream Energy Companies”).

The Company invests principally in equity securities of (i) energy-related MLPs, (ii) owners of such interests in MLPs (“MLP Affiliates”), and (iii) other Midstream Energy Companies. The Company may, from time to time, invest in debt securities of MLPs and other Midstream Energy Companies. At November 30, 2008, the Company’s long-term investments were as follows:

Long-term Investments

	Number		Percentage
	of Portfolio	Amount	of Long-Term
Category	Companies	($ in 000’s)	Investments

Equity
MLP	51	$801,341	87.9%
MLP Affiliate	2	98,193	10.8

Total Equity	53	899,534	98.7
Debt
MLP	1	11,862	1.3

Total	54	$911,396	100.0%

As a limited partner in the MLPs, the Company reports its allocable share of MLP’s taxable income in computing its own taxable income. During the year ended November 30, 2008 (“fiscal 2008”), the Company estimated that taxable income associated with its ownership in MLPs was equal to 10% of the distributions received from such MLPs. As a result, the Company estimated that 90% of the MLP distributions will be treated as a return of capital for tax purposes. For financial reporting purposes, the Company reflects its MLP distributions net of the return of capital portion. As a result, only 10% of the cash distributions from MLPs received during fiscal 2008 are included in investment income. The remaining 90% of distributions from MLPs are reflected as a reduction in the cost basis of the Company’s portfolio securities, which has the effect of increasing realized and unrealized gains by that same amount.

Financial Review

During fiscal 2008, the Company had a net decrease in net assets resulting from operations of $581.4 million before dividends/distributions to preferred stockholders of $4.2 million. The components of this decrease are (i) a net investment loss of $31.7 million ($50.2 million before taxes), (ii) net realized losses of $0.6 million ($1.0 million before taxes) and (iii) net change in unrealized losses of $549.1 million ($870.2 million before taxes).

The Company incurred a net investment loss (before taxes) of $50.2 million during fiscal 2008. This consisted of net dividends and distributions from MLPs and other Midstream Energy Companies of $16.2 million, which was after the deduction of $107.0 million of cash dividends and distributions received by the Company that were treated as a return of capital. Interest income on investments and repurchase agreements was $1.5 million. Expenses were $67.9 million, including $25.5 million of investment management fees and $39.2 million of interest and auction agent expense (including a $6.6 million write-off of debt issuance costs). Investment management fees were equal to an annual rate of 1.4% of average total assets (2.2% of average net assets applicable to common stockholders).

Net realized losses (before taxes) during fiscal 2008 were $1.0 million, consisting of realized gains on investments of $18.8 million offset by $19.8 million of payments pursuant to interest rate swap contracts. In order to partially hedge itself against rising interest rates, the Company has entered into interest rate swap

KAYNE ANDERSON MLP INVESTMENT COMPANY
MANAGEMENT DISCUSSION — (CONCLUDED)

contracts. Payments made or received pursuant to those swap contracts (including any termination of those contracts) are not reflected in interest expense, but are reflected as realized gains or losses.

Net change in unrealized losses (before taxes) during fiscal 2008 was $870.2 million, consisting of unrealized losses on investments of $873.2 million, offset by an increase in the mark-to-market value of the interest rate swap contracts of $3.0 million.

The Company is taxed as a corporation for federal and state income tax purposes. As a result, the Company records income tax expense or benefit based on the investment income (loss) and realized gains (losses). Similarly, the Company records a deferred income tax expense (benefit) based on the unrealized gains (losses), which are equal to the difference between the current market value of its assets and liabilities compared to the tax basis of those assets and liabilities. At November 30, 2008, the Company was in a net operating loss position that resulted in the majority of its income taxes being deferred. During fiscal 2008, the Company recorded a deferred tax benefit of $18.5 million attributable to its net investment loss; a deferred tax benefit of $0.4 million attributable to its realized losses; and a deferred tax benefit of $321.1 million attributable to its unrealized losses. The Company’s taxes were computed based on an effective tax rate of approximately 36.9% for the fiscal year ended November 30, 2008.

As of November 30, 2008, the Company had no outstanding borrowings under its revolving credit facility.

The Company has entered into five interest rate swap contracts with a notional amount of $260 million, and a weighted average fixed rate of 3.53% and weighted average duration of 2.3 years (as of November 30, 2008). In each of these contracts, the Company pays a fixed rate of interest and receives a floating rate of interest based on the London Interbank Offered Rate (“LIBOR”).

Dividends/Distributions

The Company paid four quarterly dividends/distributions to its common stockholders during fiscal 2008, totaling $86.8 million, or $1.9925 per share. Payment of future distributions is subject to board approval, as well as meeting of covenants of the Company’s senior debt and the asset coverage requirements of the Investment Company Act of 1940 (the “1940 Act”).

Recent Events

On December 18, 2008, the Company set aside, for payment on January 9, 2009, a dividend/distribution to its common stockholders in the amount of $0.50 per share, for a total of $22.1 million. Of this total, $5.7 million was reinvested into the Company pursuant to the Company’s dividend reinvestment plan; in connection with that reinvestment, 343,871 shares of common stock were issued.

On December 24, 2008, the Company terminated $66 million aggregate notional amount of interest rate swap contracts with an average fixed rate of 3.77% for $3.6 million.

On January 7, 2009, Clearwater Natural Resources, LP (“Clearwater”) and Clearwater Natural Resources, LLC (Clearwater’s general partner) filed a voluntary petition under Chapter 11 of the U.S. Bankruptcy Code. Both entities have continued operations as a debtor-in-possession. Clearwater’s existing lenders are providing debtor-in-possession financing and, as part of the financing agreement with the banks, Clearwater has agreed to pursue a sales process for the company.

On January 19, 2009, the Company reduced the credit commitment under its revolving credit facility with JPMorgan Chase Bank, N.A. from $200 million to $125 million.

KAYNE ANDERSON MLP INVESTMENT COMPANY
SCHEDULE OF INVESTMENTS
NOVEMBER 30, 2008
(amounts in 000’s)

	No. of
Description	Shares/Units	Value

Long-Term Investments — 140.0%
Equity Investments(a) — 138.2%
Midstream MLP(b) — 96.8%
Atlas Pipeline Partners, L.P.	732	$5,328
Buckeye Partners, L.P.	15	552
Copano Energy, L.L.C.	3,584	43,049
Crosstex Energy, L.P.	3,222	19,268
DCP Midstream Partners, LP	75	612
Duncan Energy Partners L.P.	155	2,005
Eagle Rock Energy Partners, L.P.	259	2,053
El Paso Pipeline Partners, L.P.	374	6,594
Enbridge Energy Partners L.P.	1,299	36,704
Energy Transfer Partners, L.P.	3,197	105,905
Enterprise Products Partners L.P.	3,765	80,464
Exterran Partners, L.P.	737	8,013
Global Partners L.P.	1,472	16,776
Hiland Partners, LP	231	2,397
Holly Energy Partners, L.P.	119	2,373
Magellan Midstream Partners, L.P.	2,474	74,274
MarkWest Energy Partners, L.P.	2,256	28,806
Martin Midstream Partners L.P.	392	6,933
ONEOK Partners, L.P.	275	12,823
Plains All American Pipeline, L.P.(c)	2,947	100,771
Regency Energy Partners LP	1,988	18,075
Targa Resources Partners LP	471	4,082
TC PipeLines, LP	1,045	23,587
TEPPCO Partners, L.P.	444	10,078
Western Gas Partners LP	735	9,842
Williams Partners L.P.	501	7,039
Williams Pipeline Partners L.P.	103	1,517

		629,920

Propane MLP — 7.6%
Ferrellgas Partners, L.P.	5	72
Inergy, L.P.	2,979	49,577

		49,649

Shipping MLP — 2.2%
Capital Product Partners L.P.	47	408
K-Sea Transportation Partners L.P.	144	2,200
Navios Maritime Partners L.P.	200	887
OSG America L.P.	528	2,457
Teekay LNG Partners L.P.	400	5,606
Teekay Offshore Partners L.P.	267	2,669

		14,227

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY
SCHEDULE OF INVESTMENTS — (CONTINUED)
NOVEMBER 30, 2008
(amounts in 000’s)

	No. of
Description	Shares/Units	Value

Coal MLP — 4.6%
Alliance Resource Partners, L.P.	98	$2,602
Clearwater Natural Resources, LP — Unregistered(d)(e)(f)	3,889	19,445
Clearwater Natural Resources, LP — Unregistered, Deferred Participation Units(d)(e)(f)(g)	41	—
Clearwater Natural Resources, LP — Warrants(d)(e)(f)(h)	34	167
Natural Resource Partners L.P.	47	787
Penn Virginia Resource Partners, L.P.	522	6,790

		29,791

Upstream MLP(b) — 5.6%
Atlas Energy Resources, LLC	1,441	24,210
BreitBurn Energy Partners L.P.	1,116	9,477
Constellation Energy Partners LLC	517	2,712

		36,399

MLP Affiliates(b) — 15.1%
Enbridge Energy Management, L.L.C.(i)	514	14,512
Kinder Morgan Management, LLC(i)(j)	2,029	83,681

		98,193

General Partner MLP(b) — 5.8%
Atlas Pipeline Holdings, L.P.	27	145
Buckeye GP Holdings L.P.	128	1,801
CNR GP Holdco, LLC — Unregistered(d)(e)(f)(k)	N/A	1,513
Energy Transfer Equity, L.P.	44	729
Enterprise GP Holdings L.P.	1,027	19,186
Hiland Holdings GP, LP	149	585
Inergy Holdings GP	113	2,324
Magellan Midstream Holdings, L.P.	844	11,650

		37,933

Other MLP — 0.5%
Calumet Specialty Products Partners, L.P.	372	3,422

Total Equity Investments (Cost — $1,120,032)		899,534

	Interest	Maturity	Principal
	Rate	Date	Amount

Energy Debt Investment — 1.8%
Coal MLP — 1.8%
Clearwater Natural Resources, LP(d)(e) (Cost — $12,838)	(l)	12/03/09	$12,810	11,862

Total Long-Term Investments (Cost — $1,132,870)				911,396

Short-Term Investment — 4.9%
Repurchase Agreements — 4.2%
J.P. Morgan Securities Inc. (Agreement dated 11/28/08 to be repurchased at $27,669), collateralized by $28,472 in U.S. Treasury Bonds (Cost — $27,668)	0.100%	12/01/08		27,668

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY
SCHEDULE OF INVESTMENTS — (CONTINUED)
NOVEMBER 30, 2008
(amounts in 000’s, except option contracts)

Description	Contracts	Value

Call Option Contracts Purchased(f) — 0.7%
Midstream MLP — 0.7%
Enterprise Products Partners L.P., call option expiring 6/20/09 @ $25.00	5,000	$800
Magellan Midstream Partners L.P., call option expiring 4/18/09 @ $30.00	5,000	1,950
ONEOK Partners, L.P., call option expiring 4/18/09 @ $50.00	5,000	1,600

		4,350

General Partner MLP — 0.0%
Magellan Midstream Holdings L.P., call option expiring 3/21/09 @ $17.50	2,100	200

Total Call Option Contracts Purchased (Premiums Paid — $5,243)		4,550

Total Short-Term Investments — (Cost — $32,911)		32,218

Total Investments — 144.9% (Cost — $1,165,781)		943,614

Liabilities
Option Contracts Written(f)
Midstream MLP
ONEOK Partners, L.P., call option expiring 12/20/08 @ $55.00 (Premiums received — $101)	800	(8)
Senior Unsecured Notes		(304,000)
Other Liabilities		(12,872)
Unrealized Depreciation on Interest Rate Swap Contracts		(8,877)

Total Liabilities		(325,757)

Net Deferred Tax Asset		99,347
Other Assets		8,952

Total Liabilities in Excess of Other Assets		(217,458)
Preferred Stock at Redemption Value		(75,000)

Net Assets Applicable to Common Stockholders		$651,156

(a)	Unless otherwise noted, equity investments are common units/common shares.

(b)	Includes Limited Liability Companies.

(c)	The Company believes that it is an affiliate of Plains All American, L.P. (See Note 5 — Agreements and Affiliations).

(d)	Fair valued securities, restricted from public sale (See Notes 2, 3 and 7).

(e)	Clearwater Natural Resources, LP is a privately-held MLP that the Company believes is a controlled affiliate (See Note 5 — Agreements and Affiliations). On January 7, 2009, Clearwater Natural Resources, LP (“Clearwater”) and Clearwater Natural Resources, LLC (Clearwater’s general partner) filed a voluntary petition under Chapter 11 of the U.S. Bankruptcy Code (See Note 16 — Subsequent Events for further discussion).

(f)	Security is non-income producing.

(g)	Holders of Clearwater Natural Resources, LP’s deferred participation units are entitled, in certain circumstances, to receive a portion of value realized in a sale or initial public offering by certain of the partnership’s common unitholders.

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY
SCHEDULE OF INVESTMENTS — (CONCLUDED)
NOVEMBER 30, 2008

(h)	Warrants are non-income producing and expire on September 30, 2018.

(i)	Distributions are paid in-kind.

(j)	Security or a portion thereof is segregated as collateral on interest rate swap contracts.

(k)	CNR GP Holdco, LLC is the general partner of Clearwater Natural Resources, LP. The Company owns 83.7% of CNR GP Holdco, LLC and believes it is a controlled affiliate (See Note 5 — Agreements and Affiliations).

(l)	Floating rate unsecured working capital term loan. Interest is paid in-kind at a rate of the higher of one year LIBOR or 4.75% plus 900 basis points (13.75% as of November 30, 2008).

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY
STATEMENT OF ASSETS AND LIABILITIES
NOVEMBER 30, 2008
(amounts in 000’s, except share and per share amounts)

ASSETS
Investments at fair value:
Non-affiliated (Cost — $951,449)	$777,638
Affiliated (Cost — $94,640)	100,771
Controlled (Cost — $86,781)	32,987
Call option contracts purchased (Cost — $5,243)	4,550
Repurchase agreement (Cost — $27,668)	27,668

Total investments (Cost — $1,165,781)	943,614
Deposits with brokers	2,315
Net deferred tax asset	99,347
Receivable for securities sold	2,519
Income tax receivable	732
Interest, dividends and distributions receivable	682
Deferred debt issuance costs and other, net	2,704

Total Assets	1,051,913

LIABILITIES
Investment management fee payable	4,628
Accrued directors’ fees and expenses	52
Payable for securities purchased	29
Call option contracts written, at fair value (Premiums received — $101)	8
Accrued expenses and other liabilities	8,163
Unrealized depreciation on interest rate swap contracts	8,877
Senior Unsecured Notes	304,000

Total Liabilities	325,757

PREFERRED STOCK
$25,000 liquidation value per share applicable to 3,000 outstanding shares (10,000 shares authorized)	75,000

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	$651,156

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS CONSIST OF
Common stock, $0.001 par value (44,176,186 shares issued and outstanding, 199,990,000 shares authorized)	$44
Paid-in capital	833,002
Accumulated net investment loss, net of income taxes less dividends	(104,120)
Accumulated realized gains on investments and interest rate swap contracts, net of income taxes	69,553
Net unrealized losses on investments and interest rate swap contracts, net of income taxes	(147,323)

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	$651,156

NET ASSET VALUE PER COMMON SHARE	$14.74

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY
STATEMENT OF OPERATIONS
FOR THE FISCAL YEAR ENDED NOVEMBER 30, 2008
(amounts in 000’s)

INVESTMENT INCOME
Income
Dividends and distributions:
Non-affiliated investments	$112,358
Affiliated investments	10,858

Total dividends and distributions	123,216
Return of capital	(107,023)

Net dividends and distributions	16,193
Interest
Non-affiliated investments	538
Controlled investments	985

Total interest	1,523

Total Investment Income	17,716

Expenses
Investment management fees	25,526
Professional fees	886
Administration fees	856
Reports to stockholders	232
Custodian fees	232
Directors’ fees	179
Insurance	173
Other expenses	668

Total Expenses — Before Interest Expense, Auction Agent Fees and Taxes	28,752
Interest expense	31,625
Write off of debt issuance costs	6,630
Auction agent fees	907

Total Expenses — Before Taxes	67,914

Net Investment Loss — Before Taxes	(50,198)
Current tax expense	(51)
Deferred tax benefit	18,573

Net Investment Loss	(31,676)

REALIZED AND UNREALIZED GAINS/(LOSSES)
Net Realized Gains/(Losses)
Investments	18,736
Options written	51
Payments on interest rate swap contracts	(19,783)
Deferred tax benefit	368

Net Realized Loss	(628)

Net Change in Unrealized Gains/(Losses)
Investments	(873,219)
Payments on interest rate swap contracts	2,997
Deferred tax benefit	321,101

Net Change in Unrealized Losses	(549,121)

Net Realized and Unrealized Losses	(549,749)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	(581,425)
DIVIDENDS/DISTRIBUTIONS TO PREFERRED STOCKHOLDERS	(4,176)

NET DECREASE IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS RESULTING FROM OPERATIONS	$(585,601)

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY
STATEMENT OF CHANGES IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS
(amounts in 000’s, except share amounts)

	For the Fiscal Year Ended
	November 30,
	2008	2007

OPERATIONS
Net investment loss, net of tax	$(31,676)	$(29,965)
Net realized gains/(losses), net of tax	(628)	41,972
Net change in unrealized gains/(losses), net of tax	(549,121)	87,498

Net Increase/(Decrease) in Net Assets Resulting from Operations	(581,425)	99,505

DIVIDENDS/DISTRIBUTIONS TO PREFERRED STOCKHOLDERS(1)
Dividends	—	(4,161)
Distributions — return of capital	(4,176)	—

Dividends/Distributions to Preferred Stockholders	(4,176)	(4,161)

DIVIDENDS/DISTRIBUTIONS TO COMMON STOCKHOLDERS(1)
Dividends	—	(3,582)
Distributions — return of capital	(86,757)	(74,759)

Dividends/Distributions to Common Stockholders	(86,757)	(78,341)

CAPITAL STOCK TRANSACTIONS
Proceeds from common stock public offerings of 4,420,916 shares of common stock	—	160,647
Underwriting discounts and offering expenses associated with the issuance of common stock	—	(4,597)
Issuance of 950,637 and 739,797 shares of common stock from reinvestment of distributions, respectively	23,484	23,585

Net Increase in Net Assets Applicable to Common Stockholders from Capital Stock Transactions	23,484	179,635

Total Increase/(Decrease) in Net Assets Applicable to Common Stockholders	(648,874)	196,638

NET ASSETS ATTRIBUTABLE TO COMMON STOCKHOLDERS
Beginning of year	1,300,030	1,103,392

End of year	$651,156	$1,300,030

(1)	The information presented in each of these items is a characterization of a portion of the total dividends and distributions paid to preferred and common stockholders for the fiscal years ended November 30, 2007 and November 30, 2008 as either dividends (ordinary income) or distributions (return of capital). This characterization is based on the Company’s earnings and profits.

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY
STATEMENT OF CASH FLOWS
FOR THE FISCAL YEAR ENDED NOVEMBER 30, 2008
(amounts in 000’s)

CASH FLOWS FROM OPERATING ACTIVITIES
Net decrease in net assets resulting from operations	$(581,425)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash used in operating activities:
Amortization and write-off of debt issuance cost	7,112
Net deferred tax benefit	(340,042)
Return of capital distributions	107,023
Net realized losses	996
Unrealized losses on investments, interest rate swap contracts, and options written	870,222
Purchase of investments	(120,643)
Proceeds from sale of investments	427,046
Purchase of short-term investments, net	(27,378)
Purchase of option contracts, net	(5,142)
Increase in deposits with brokers	(461)
Decrease in receivable for securities sold	26,287
Decrease in interest, dividend and distributions receivables	1,027
Decrease in income tax receivable	1,743
Decrease in deferred debt issuance costs and other	23
Decrease in investment management fee payable	(3,087)
Decrease in payable for securities purchased	(699)
Increase in accrued expenses and other liabilities	6,540

Net Cash Provided by Operating Activities	369,142

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from issuance of senior unsecured notes	450,000
Payment of debt issuance costs	(3,694)
Redemption of senior unsecured notes	(146,000)
Redemption of auction rate senior notes	(505,000)
Repayment on revolving credit facility	(97,000)
Cash distributions paid to preferred stockholders	(4,176)
Cash distributions paid to common stockholders	(63,272)

Net Cash Used in Financing Activities	(369,142)

NET CHANGE IN CASH	—
CASH — BEGINNING OF YEAR	—

CASH — END OF YEAR	$—

Supplemental disclosure of cash flow information:

Noncash financing activities not included herein consist of reinvestment of distributions of $23,484 pursuant to the Company’s dividend reinvestment plan.

During the fiscal year ended November 30, 2008, federal and state income tax refunds of $1,679 were received (net of payments) and interest paid was $24,623.

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY
FINANCIAL HIGHLIGHTS
(amounts in 000’s, except per share amounts)

					For the Period
	For the Fiscal Year Ended				September 28, 2004(1)
	November 30,				through
	2008	2007	2006	2005	November 30, 2004

Per Share of Common Stock
Net asset value, beginning of period	$30.08	$28.99	$25.07	$23.91	$23.70	(2)
Income from Operations(3)
Net investment income/(loss)	(0.73)	(0.73)	(0.62)	(0.17)	0.02
Net realized and unrealized gain/(loss) on investments, securities sold short, options and interest rate swap contracts	(12.56)	3.58	6.39	2.80	0.19

Total income from investment operations	(13.29)	2.85	5.77	2.63	0.21

Dividends/Distributions — Preferred Stockholders(3)(4)
Dividends	—	(0.10)	—	(0.05)	—
Distributions — return of capital	(0.10)	—	(0.10)	—	—

Total dividends/distributions — Preferred Stockholders	(0.10)	(0.10)	(0.10)	(0.05)	—

Dividends/Distributions — Common Stockholders(4)
Dividends	—	(0.09)	—	(0.13)	—
Distributions — return of capital	(1.99)	(1.84)	(1.75)	(1.37)	—

Total dividends/distributions — Common Stockholders	(1.99)	(1.93)	(1.75)	(1.50)	—

Capital Stock Transactions(3)
Underwriting discounts and offering costs on the issuance of preferred stock	—	—	—	(0.03)	—
Anti-dilutive effect due to issuance of common stock, net of underwriting discounts and offering costs	—	0.26	—	0.11	—
Anti-dilutive effect due to shares issued in reinvestment of dividends	0.04	0.01	—	—	—

Total capital stock transactions	0.04	0.27	—	0.08	—

Net asset value, end of period	$14.74	$30.08	$28.99	$25.07	$23.91

Market value per share of common stock, end of period	$13.37	$28.27	$31.39	$24.33	$24.90

Total investment return based on common stock market value(5)	(48.8)%	(4.4)%	37.9%	3.7%	(0.4)%

Supplemental Data and Ratios(6)
Net assets applicable to common stockholders, end of period	$651,156	$1,300,030	$1,103,392	$932,090	$792,836
Ratio of expenses to average net assets:(7)
Excluding income tax expense/benefit, interest expense and auction agent fees	2.5%	2.5%	3.4%	1.5%	1.2%
Excluding income tax expense/benefit	5.9%	4.8%	5.1%	2.3%	1.2%
Including income tax expense/benefit	(23.8)%	8.3%	18.9%	8.7%	4.7%
Ratio of net investment income/(loss) to average net assets	(2.8)%	(2.3)%	(2.4)%	(0.7)%	0.5%
Net increase/(decrease) in net assets to common stockholders resulting from operations to average net assets	(51.2)%	7.3%	21.7%	10.0%	0.9	%(8)
Portfolio turnover rate	6.7%	10.6%	10.0%	25.6%	11.8	%(8)
Senior Notes outstanding, end of period	$304,000	$505,000	$320,000	$260,000	—
Revolving credit facility	—	$97,000	$17,000	—	—
Auction Rate Preferred Stock, end of period	$75,000	$75,000	$75,000	$75,000	—
Asset coverage of total debt — Dividend Payment Test(9)	338.9%	372.3%	468.3%	487.3%	—
Asset coverage of total debt — Debt Incurrence Test(10)	338.9%	328.4%	449.7%	487.3%	—
Asset coverage of total leverage (Debt and Preferred Stock)(11)	271.8%	292.0%	367.8%	378.2%	—
Average amount of borrowings outstanding per share of common stock during the period	$11.52 (3)	$12.14 (3)	$8.53 (3)	$5.57 (3)	—

(1)	Commencement of operations.

(2)	Initial public offering price of $25.00 per share less underwriting discounts of $1.25 per share and offering costs of $0.05 per share.

(3)	Based on average shares of common stock outstanding of 43,671,666; 41,134,949; 37,638,314; 34,077,731 and 33,165,900, for the fiscal years ended November 30, 2008 through 2005 and the period September 28, 2004 through November 30, 2004.

(4)	The information presented for each period is a characterization of a portion of the total dividends and distributions paid to preferred stockholders and common stockholders as either a dividend (ordinary income) or a distribution (return of capital) and is based on the Company’s earnings and profits.

(5)	Not annualized for the period September 28, 2004 through November 30, 2004. Total investment return is calculated assuming a purchase of common stock at the market price on the first day and a sale at the

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY
FINANCIAL HIGHLIGHTS — (CONCLUDED)
(amounts in 000’s, except share and per share amounts)

current market price on the last day of the period reported. The calculation also assumes reinvestment of dividends at actual prices pursuant to the Company’s dividend reinvestment plan.

(6)	Unless otherwise noted, ratios are annualized for periods of less than one full year.

(7)	The following table sets forth the components of the Company’s ratio of expenses to average total assets and average net assets for each period presented in our Financial Highlights.

	Ratio of Expenses to:
	Average Total Assets as					Average Net Assets as
	of November 30,					of November 30,
	2008	2007	2006	2005	2004	2008	2007	2006	2005	2004

Management fees	1.4%	1.4%	2.0%	0.9%	0.7%	2.2%	2.3%	3.2%	1.2%	0.8%
Other expenses	0.2	0.2	0.2	0.3	0.4	0.3	0.2	0.2	0.3	0.4
Total expenses — excluding income tax expense/benefit, interest expense and auction agent fees	1.6%	1.6%	2.2%	1.2%	1.1%	2.5%	2.5%	3.4%	1.5%	1.2%
Interest expense and auction agent fees	2.1	1.3	1.1	0.6	0.0	3.4	2.3	1.7	0.8	0.0
Total expenses — excluding income tax expense/benefit income taxes and auction agent fees	3.7%	2.9%	3.3%	1.8%	1.1%	5.9%	4.8%	5.1%	2.3%	1.2%
Income tax expense/benefit	(18.5)	2.2	8.9	5.0	3.3	(29.7)	3.5	13.8	6.4	3.5
Total expenses — including tax expense/benefit	(14.8)%	5.1%	12.2%	6.8%	4.4%	(23.8)%	8.3%	18.9%	8.7%	4.7%

Average total assets	$1,841,311	$2,105,217	$1,520,322	$1,137,399	$778,899
Average net assets						$1,143,192	$1,302,425	$986,908	$870,672	$729,280

(8)	Not annualized.

(9)	Calculated pursuant to section 18(a)(1)(B) of the 1940 Act. Represents the value of total assets less all liabilities not represented by senior notes or any other senior securities representing indebtedness divided by the aggregate amount of senior notes and any other securities representing indebtedness. Under the 1940 Act, the Company may not declare or make any distribution on its common stock and preferred stock if at the time of such declaration, asset coverage with respect to senior securities representing indebtedness would be less than 300% and 200%, respectively.

(10)	Calculated pursuant to section 18(a)(1)(A) of the 1940 Act. Represents the value of total assets less all liabilities not represented by senior notes or any other senior securities representing indebtedness divided by the aggregate amount of senior notes and any other senior securities representing indebtedness. Under the 1940 Act, the Company may not incur additional indebtedness if, at the time of such incurrence, asset coverage with respect to senior securities representing indebtedness would be less than 300%. For purposes of this test the revolving credit facility is considered a senior security representing indebtedness.

(11)	Calculated pursuant to section 18(a)(2)(A) and section 18(a)(2)(B) of the 1940 Act. Represents the value of total assets less all liabilities not represented by senior notes, any other senior securities representing indebtedness, and auction rate preferred stock divided by the aggregate amount of senior notes, any other senior securities representing indebtedness and auction rate preferred stock. Under the 1940 Act, the Company may not declare or make any distribution on its common stock nor can it incur additional preferred stock if at the time of such declaration or incurrence its asset coverage with respect to all senior securities would be less than 200%. For purposes of this test, the revolving credit facility is considered a senior security representing indebtedness.

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY
NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 2008
(amounts in 000’s, except option contracts written, share and per share amounts)

1.	Organization

Kayne Anderson MLP Investment Company (the “Company”) was organized as a Maryland corporation on June 4, 2004, and is a non-diversified closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company’s investment objective is to obtain a high after-tax total return by investing at least 85% of its net assets plus any borrowings (“total assets”) in energy-related master limited partnerships and their affiliates (collectively, “MLPs”), and in other companies that, as their principal business, operate assets used in the gathering, transporting, processing, storing, refining, distributing, mining or marketing of natural gas, natural gas liquids (including propane), crude oil, refined petroleum products or coal (collectively with MLPs, “Midstream Energy Companies”). The Company commenced operations on September 28, 2004. The Company’s shares of common stock are listed on the New York Stock Exchange, Inc. (“NYSE”) under the symbol “KYN.”

2.	Significant Accounting Policies

A.  Use of Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ materially from those estimates.

B.  Calculation of Net Asset Value — The Fund determines its net asset value as of the close of regular session trading on the NYSE (normally 4:00 p.m. Eastern time) no less frequently than the last business day of each month, and makes its net asset value available for publication monthly. Currently, the Company calculates its net asset value on a weekly basis and such calculation is made available on its website, www.kaynefunds.com. Net asset value is computed by dividing the value of the Company’s assets (including accrued interest and dividends/distributions), less all of its liabilities (including accrued expenses, dividends/distributions payable, current and deferred and other accrued income taxes, and any borrowings) and the liquidation value of any outstanding preferred stock, by the total number of common shares outstanding.

C.  Investment Valuation — Readily marketable portfolio securities listed on any exchange other than the NASDAQ Stock Market, Inc. (“NASDAQ”) are valued, except as indicated below, at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and asked prices on such day. Securities admitted to trade on the NASDAQ are valued at the NASDAQ official closing price. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities.

Equity securities traded in the over-the-counter market, but excluding securities admitted to trading on the NASDAQ, are valued at the closing bid prices. Fixed income securities with a remaining maturity of 60 days or more are valued by the Company using a pricing service. Fixed income securities maturing within 60 days will be valued on an amortized cost basis.

The Company holds securities that are privately issued or otherwise restricted as to resale. For these securities, as well as any other portfolio security held by the Company for which reliable market quotations are not readily available, valuations are determined in a manner that most fairly reflects fair value of the security on the valuation date. Unless otherwise determined by the Board of Directors, the following valuation process is used for such securities:

•	Investment Team Valuation. The applicable investments are initially valued by KA Fund Advisors, LLC (“Kayne Anderson” or the “Adviser”) investment professionals responsible for the portfolio investments;

•	Investment Team Valuation Documentation. Preliminary valuation conclusions are documented and discussed with senior management of Kayne Anderson. Such valuations generally are submitted to the Valuation Committee (a committee of the Company’s Board of Directors) or the Board of Directors on a monthly basis, and stand for intervening periods of time.

KAYNE ANDERSON MLP INVESTMENT COMPANY
NOTES TO FINANCIAL STATEMENTS — (CONTINUED)
(amounts in 000’s, except option contracts written, share and per share amounts)

•	Valuation Committee. The Valuation Committee meets on or about the end of each month to consider new valuations presented by Kayne Anderson, if any, which were made in accordance with the Valuation Procedures in such month. Between meetings of the Valuation Committee, a senior officer of Kayne Anderson is authorized to make valuation determinations. The Valuation Committee’s valuations stand for intervening periods of time unless the Valuation Committee meets again at the request of Kayne Anderson, the Board of Directors, or the Valuation Committee itself. All valuation determinations of the Valuation Committee are subject to ratification by the Board at its next regular meeting.

•	Valuation Firm. No less than quarterly, a third-party valuation firm engaged by the Board of Directors reviews the valuation methodologies and calculations employed for these securities.

•	Board of Directors Determination. The Board of Directors meets quarterly to consider the valuations provided by Kayne Anderson and the Valuation Committee, if applicable, and ratify valuations for the applicable securities. The Board of Directors considers the report provided by the third-party valuation firm in reviewing and determining in good faith the fair value of the applicable portfolio securities.

Unless otherwise determined by the Board of Directors, securities that are convertible into or otherwise will become publicly traded (e.g., through subsequent registration or expiration of a restriction on trading) are valued through the process described above, using a valuation based on the market value of the publicly traded security less a discount. The discount is initially equal in amount to the discount negotiated at the time the purchase price is agreed to. To the extent that such securities are convertible or otherwise become publicly traded within a time frame that may be reasonably determined, Kayne Anderson may determine an applicable discount in accordance with a methodology approved by the Valuation Committee.

Exchange-traded options and futures contracts are valued at the last sales price at the close of trading in the market where such contracts are principally traded or, if there was no sale on the applicable exchange on such day, at the mean between the quoted bid and ask price as of the close of such exchange.

At November 30, 2008, the Company held 5.1% of its net assets applicable to common stockholders (3.1% of total assets) in securities valued at fair value as determined pursuant to procedures adopted by the Board of Directors, with fair value of $32,987. Although these securities may be resold in privately negotiated transactions (subject to certain lock-up restrictions), these values may differ from the values that would have been used had a ready market for these securities existed, and the differences could be material (See Note 7 — Restricted Securities).

On March 19, 2008, the FASB released SFAS No. 161, “Disclosures about Derivative Instruments and Hedging Activities.” SFAS No. 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of SFAS No. 161 is required for fiscal years beginning after November 15, 2008 and interim periods within those fiscal years. At this time, management is evaluating the implications of this standard and its impact on the financial statements has not yet been determined.

D. Repurchase Agreements — The Company has agreed to purchase securities from financial institutions, subject to the seller’s agreement to repurchase them at an agreed-upon time and price (“repurchase agreements”). The financial institutions with which the Company enters into repurchase agreements are banks and broker/dealers which Kayne Anderson considers creditworthy. The seller under a repurchase agreement is required to maintain the value of the securities as collateral, subject to the agreement, at not less than the repurchase price plus accrued interest. Kayne Anderson monitors daily the mark-to-market of the value of the collateral, and, if necessary, requires the seller to maintain additional securities so that the value of the collateral is not less than the repurchase price. Default by or bankruptcy of the seller would, however, expose the Company to possible loss because of adverse market action or delays in connection with the disposition of the underlying securities.

E. Short Sales — A short sale is a transaction in which the Company sells securities it does not own (but has borrowed) in anticipation of or to hedge against a decline in the market price of the securities. To complete a short sale, the Company may arrange through a broker to borrow the securities to be delivered to the buyer. The proceeds received by the Company for the short sale are retained by the broker until the

KAYNE ANDERSON MLP INVESTMENT COMPANY
NOTES TO FINANCIAL STATEMENTS — (CONTINUED)
(amounts in 000’s, except option contracts written, share and per share amounts)

Company replaces the borrowed securities. In borrowing the securities to be delivered to the buyer, the Company becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever the price may be.

All short sales are fully collateralized. The Company maintains assets consisting of cash or liquid securities equal in amount to the liability created by the short sale. These assets are adjusted daily to reflect changes in the value of the securities sold short. The Company is liable for any dividends or distributions paid on securities sold short.

The Company may also sell short “against the box” (i.e., the Company enters into a short sale as described above while holding an offsetting long position in the security which it sold short). If the Company enters into a short sale “against the box,” the Company segregates an equivalent amount of securities owned as collateral while the short sale is outstanding. At November 30, 2008, the Company had no open short sales.

F. Option Writing — When the Company writes an option, an amount equal to the premium received by the Company is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Company on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Company has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Company. The Company, as the writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option (See Note 8 — Option Contracts for more detail on option contracts written and purchased).

G. Security Transactions — Security transactions are accounted for on the date these securities are purchased or sold (trade date). Realized gains and losses are reported on an identified cost basis.

H. Return of Capital Estimates — Distributions received from the Company’s investments in MLPs generally are comprised of income and return of capital. The Company records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded.

For the fiscal year ended November 30, 2008, the Company estimated that 90% of the MLP distributions received would be treated as a return of capital. The Company recorded as return of capital the amount of $107,023 of dividends and distributions received from its investments. Included in this amount is a decrease of $3,517 attributed to 2007 tax reporting information received by the Company in fiscal 2008. This resulted in an equivalent reduction in the cost basis of the associated MLP investments. Net Realized Losses and Net Change in Unrealized Losses in the accompanying Statement of Operations were decreased by $38,208 and $68,815, respectively, attributable to the recording of such dividends and distributions as reduction in the cost basis of investments.

I. Investment Income — The Company records dividends and distributions on the ex-dividend date. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts.

J. Dividends and Distributions to Stockholders — Dividends and distributions to common stockholders are recorded on the ex-dividend date. The character of dividends and distributions made during the year may differ from their ultimate characterization for federal income tax purposes. Dividends and distributions to stockholders of the Company’s auction rate preferred stock are accrued on a daily basis and are determined as described in Note 12 — Preferred Stock. The Company’s dividends and distributions will be comprised of return of capital and/or ordinary income, which is based on the earnings and profits of the Company. The Company is unable to make final determinations as to the character of the dividend/distribution until the January after the end of the current fiscal year. The Company will inform its common stockholders of the character of dividends and distributions made during that fiscal year in January following such fiscal year.

KAYNE ANDERSON MLP INVESTMENT COMPANY
NOTES TO FINANCIAL STATEMENTS — (CONTINUED)
(amounts in 000’s, except option contracts written, share and per share amounts)

K. Partnership Accounting Policy — The Company records its pro-rata share of the income/(loss) and capital gains/(losses), to the extent of dividends it has received, allocated from the underlying partnerships and adjusts the cost of the underlying partnerships accordingly. These amounts are included in the Company’s Statement of Operations.

L. Federal and State Income Taxation — The Company, as a corporation, is obligated to pay federal and state income tax on its taxable income. The Company invests its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Company includes its allocable share of the MLP’s taxable income in computing its own taxable income. Deferred income taxes reflect (i) taxes on unrealized gains/(losses), which are attributable to the temporary difference between fair market value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes and (iii) the net tax benefit of accumulated net operating losses. To the extent the Company has a deferred tax asset; consideration is given as to whether or not a valuation allowance is required. The need to establish a valuation allowance for deferred tax assets is assessed periodically by the Company based on the criterion established by the Statement of Financial Standards, Accounting for Income Taxes (“SFAS” No. 109) that it is more likely than not that some portion or all of the deferred tax asset will not be realized. In the assessment for a valuation allowance, consideration is given to all positive and negative evidence related to the realization of the deferred tax asset. This assessment considers, among other matters, the nature, frequency and severity of current and cumulative losses, forecasts of future profitability (which are highly dependent on future MLP cash distributions), the duration of statutory carryforward periods and the associated risk that operating loss carryforwards may expire unused.

The Company may rely to some extent on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income allocable to the MLP units held in the portfolio and to estimate the associated deferred tax liability. Such estimates are made in good faith. From time to time, as new information becomes available, the Company modifies its estimates or assumptions regarding the deferred tax liability.

As of December 1, 2007, the Company adopted FASB Interpretation 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes.” This standard defines the threshold for recognizing the benefits of tax-return positions in the financial statements as “more-likely-than-not” to be sustained by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50 percent likely to be realized. At adoption, companies must adjust their financial statements to reflect only those tax positions that are more-likely-than-not to be sustained as of the adoption date.

The adoption of the interpretation did not have a material effect on the Company’s net asset value. The Company’s policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on its Statement of Operations. As of November 30, 2008, the Company does not have any interest or penalties associated with the underpayment of any income taxes. All tax years since inception remain open and subject to examination by tax jurisdictions.

M. Derivative Financial Instruments — The Company uses derivative financial instruments (principally interest rate swap contracts) to manage interest rate risk. The Company has established policies and procedures for risk assessment and the approval, reporting and monitoring of derivative financial instrument activities. The Company does not hold or issue derivative financial instruments for speculative purposes. All derivative financial instruments are recorded at fair value with changes in value during the reporting period, and amounts accrued under the agreements, included as unrealized gains or losses in the Statement of Operations. Monthly cash settlements under the terms of the interest rate swap agreements are recorded as realized gains or losses in the Statement of Operations. The Company generally values its interest rate swap contracts based on dealer quotations, if available, or by discounting the future cash flows from the stated terms of the interest rate swap agreement by using interest rates currently available in the market.

N. Indemnifications — Under the Company’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, in the normal course of business, the Company enters into contracts that provide general indemnification to other parties. The Company’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not yet occurred, and may not

KAYNE ANDERSON MLP INVESTMENT COMPANY
NOTES TO FINANCIAL STATEMENTS — (CONTINUED)
(amounts in 000’s, except option contracts written, share and per share amounts)

occur. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

3.	Fair Value

SFAS No. 157.  In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements.

As of December 1, 2007, the Company adopted SFAS No. 157. The Company has performed an analysis of all existing investments and derivative instruments to determine the significance and character of all inputs to their fair value determination. Based on this assessment, the adoption of this standard did not have any material effect on the Company’s net asset value. However, the adoption of the standard does require the Company to provide additional disclosures about the inputs used to develop the measurements and the effect of certain measurements on changes in net assets for the reportable periods as contained in the Company’s periodic filings.

SFAS No. 157 establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value into the following three broad categories.

•	Level 1 — Quoted unadjusted prices for identical instruments in active markets to which the Company has access at the date of measurement.

•	Level 2 — Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

•	Level 3 — Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Company’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The following table presents our assets and liabilities measured at fair value on a recurring basis at November 30, 2008.

		Quoted Prices in	Prices with Other	Unobservable
		Active Markets	Observable Inputs	Inputs
	Total	(Level 1)	(Level 2)	(Level 3)

Assets at Fair Value
Investments	$915,946	$878,409	$4,550	$32,987
Liabilities at Fair Value
Unrealized depreciation on interest rate swaps	$8,877	—	$8,877	—
Option contracts written	8	—	8	—

Total liabilities at fair value	$8,885	—	$8,885	—

The following table presents our assets and liabilities measured at fair value on a recurring basis using significant unobservable inputs (Level 3) at November 30, 2007 and at November 30, 2008.

Long-Term
Assets at Fair Value Using Unobservable Inputs (Level 3)	Investments

Balance — November 30, 2007	$195,919
Transfers out of Level 3	(157,030)

KAYNE ANDERSON MLP INVESTMENT COMPANY
NOTES TO FINANCIAL STATEMENTS — (CONTINUED)
(amounts in 000’s, except option contracts written, share and per share amounts)

Long-Term
Assets at Fair Value Using Unobservable Inputs (Level 3)	Investments

Realized gains/(losses)	—
Unrealized losses, net	(19,823)
Purchases, issuances or settlements	13,921

Balance — November 30, 2008	$32,987

The $19,823 of unrealized losses presented in the table above relate to investments that are still held at November 30, 2008 and the Company includes these unrealized gains in the Statement of Operations — Net Change in Unrealized Gains/(Losses).

The Company did not have any liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) at November 30, 2007 and at November 30, 2008.

4.	Concentration of Risk

The Company’s investment objective is to obtain a high after-tax total return with an emphasis on current income paid to its stockholders. Under normal circumstances, the Company intends to invest at least 85% of its total assets in securities of MLPs and other Midstream Energy Companies, and to invest at least 80% of its total assets in MLPs, which are subject to certain risks, such as supply and demand risk, depletion and exploration risk, commodity pricing risk, acquisition risk, and the risk associated with the hazards inherent in midstream energy industry activities. A substantial portion of the cash flow received by the Company is derived from investment in equity securities of MLPs. The amount of cash that an MLP has available for distributions and the tax character of such distributions are dependent upon the amount of cash generated by the MLP’s operations. The Company may invest up to 15% of its total assets in any single issuer and a decline in value of the securities of such an issuer could significantly impact the net asset value of the Company. The Company may invest up to 20% of its total assets in debt securities, which may include below investment grade securities. The Company may, for defensive purposes, temporarily invest all or a significant portion of its assets in investment grade securities, short-term debt securities and cash or cash equivalents. To the extent the Company uses this strategy, it may not achieve its investment objectives.

5.	Agreements and Affiliations

A. Investment Management Agreement — The Company has entered into an investment management agreement with Kayne Anderson under which the Adviser, subject to the overall supervision of the Company’s Board of Directors, manages the day-to-day operations of, and provides investment advisory services to, the Company. For providing these services, the Adviser receives a management fee from the Company.

For the fiscal year ended November 30, 2008, the Company paid and accrued management fees at an annual rate of 1.375% of average total assets.

For purposes of calculating the management fee, the Company’s total assets are equal to the Company’s gross asset value (which includes assets attributable to or proceeds from the Company’s use of preferred stock, commercial paper or notes issuances and other borrowings and excludes any net deferred tax asset), minus the sum of the Company’s accrued and unpaid dividends/distributions on any outstanding common stock and accrued and unpaid dividends/distributions on any outstanding preferred stock and accrued liabilities (other than liabilities associated with borrowing or leverage by the Company and any accrued taxes). Liabilities associated with borrowing or leverage by the Company include the principal amount of any borrowings, commercial paper or notes issued by the Company, the liquidation preference of any outstanding preferred stock, and other liabilities from other forms of borrowing or leverage such as short positions and put or call options held or written by the Company.

B. Portfolio Companies — From time to time, the Company may “control” or may be an “affiliate” of one or more portfolio companies, each as defined in the 1940 Act. In general, under the 1940 Act, the Company would be presumed to “control” a portfolio company if the Company owned 25% or more of its outstanding voting securities and would be an “affiliate” of a portfolio company if the Company owned 5% or more of its outstanding voting securities. The 1940 Act contains prohibitions and restrictions relating to

KAYNE ANDERSON MLP INVESTMENT COMPANY
NOTES TO FINANCIAL STATEMENTS — (CONTINUED)
(amounts in 000’s, except option contracts written, share and per share amounts)

transactions between investment companies and their affiliates (including the Company’s investment adviser), principal underwriters and affiliates of those affiliates or underwriters.

The Company believes that there is significant ambiguity in the application of existing Securities and Exchange Commission (“SEC”) staff interpretations of the term “voting security” to complex structures such as limited partnership interests of the kind in which the Company invests. As a result, it is possible that the SEC staff may consider that certain securities investments in limited partnerships are voting securities under the staff’s prevailing interpretations of this term. If such determination is made, the Company may be regarded as a person affiliated with and controlling the issuers(s) of those securities for purposes of Section 17 of the 1940 Act.

In light of the ambiguity of the definition of voting securities, the Company does not intend to treat any class of limited partnership interests that it holds as “voting securities” unless the security holders of such class currently have the ability, under the partnership agreement, to remove the general partner (assuming a sufficient vote of such securities, other than securities held by the general partner, in favor of such removal) or the Company has an economic interest of sufficient size that otherwise gives it the de facto power to exercise a controlling influence over the partnership. The Company believes this treatment is appropriate given that the general partner controls the partnership, and without the ability to remove the general partner or the power to otherwise exercise a controlling influence over the partnership due to the size of an economic interest, the security holders have no control over the partnership.

Clearwater Natural Resources, LP — At November 30, 2008, the Company held approximately 42.5% of the limited partnership interest of Clearwater Natural Resources, LP (“Clearwater”). The Company controls CNR GP Holdco, LLC, which is the general partner of Clearwater. The Company believes that it “controls” and is an “affiliate” of Clearwater under the 1940 Act by virtue of its controlling interest in the general partner of Clearwater.

CNR GP Holdco, LLC — At November 30, 2008, the Company held an 83.7% interest in CNR GP Holdco, LLC (“CNR”), which is the general partner of Clearwater. The Company believes that it “controls” and is an “affiliate” of CNR under the 1940 Act by virtue of its controlling interest. This security was purchased on March 5, 2008.

Plains All American, L.P. — Robert V. Sinnott is a senior executive of Kayne Anderson Capital Advisors, L.P. (“KACALP”), the managing member of KA Fund Advisors, LLC (“KAFA”). Mr. Sinnott also serves as a director on the board of Plains All American GP LLC, the general partner of Plains All American Pipeline, L.P. Members of senior management and various advisory clients of KACALP and KAFA own units of Plains All American GP LLC. Various advisory clients of KACALP and KAFA, including the Company, own units in Plains All American Pipeline, L.P. The Company believes that it is an affiliate of Plains All American Pipeline, L.P. under the 1940 Act.

6.	Income Taxes

Deferred income taxes reflect (i) taxes on unrealized gains/(losses), which are attributable to the difference between fair market value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes and (iii) the net tax benefit of accumulated net operating losses. Components of the Company’s deferred tax assets and liabilities as of November 30, 2008 are as follows:

Deferred tax assets:
Net operating loss carryforwards	77,584
Net unrealized losses on investment securities and interest rate swap contracts	32,933
Other	114
Deferred tax liabilities:
Basis reduction of investment in MLPs	(11,284)
Valuation allowance	—

Total net deferred tax asset	$99,347

KAYNE ANDERSON MLP INVESTMENT COMPANY
NOTES TO FINANCIAL STATEMENTS — (CONTINUED)
(amounts in 000’s, except option contracts written, share and per share amounts)

At November 30, 2008, the Company had federal net operating loss carryforwards of $209,686. The federal net operating loss carryforwards available are subject to limitations on their annual usage. Realization of the deferred tax assets and net operating loss carryforwards are dependent, in part, on generating sufficient taxable income prior to expiration of the loss carryforwards. If not utilized, $54,194, $52,182 and $103,310 of the net operating loss carryforward will expire in 2026, 2027 and 2028, respectively. In addition, the Company has state net operating losses which total $6,453. These state net operating losses begin to expire in 2014 through 2028.

The Company periodically reviews the recoverability of its deferred tax asset based on the weight of available evidence. The Company’s analysis of the need for a valuation allowance considers that it has incurred a cumulative loss over the three year period ended November 30, 2008. Substantially all of the Company’s net pre-tax losses related to unrealized depreciation of investments occurred during the fiscal fourth quarter of 2008 as a result of the unprecedented decline in the overall financial, commodity and MLP markets.

When assessing the recoverability of its deferred tax asset, significant weight was given to the Company’s forecast of future taxable income, which is based principally on the expected continuation of MLP cash distributions at or near current levels. Consideration was also given to the effects of potential of additional future realized and unrealized losses on investments and the period over which these deferred tax assets can be realized, as the expiration dates for the federal tax loss carryforwards range from seventeen to twenty years.

Recovery of the deferred tax asset is dependent on continued payment of the MLP cash distributions at or near current levels in the future and the resultant generation of taxable income. Based on the Company’s assessment, it has determined that it is more likely than not that the net deferred tax asset will be realized through future taxable income of the appropriate character. Accordingly, no valuation allowance has been established for the Company’s net deferred tax asset.

The Company will continue to assess the need for a valuation allowance in the future. The Company will review its financial forecasts in relation to actual results and expected trends on an ongoing basis. Unexpected significant decreases in MLP cash distributions or significant further declines in the fair value of its portfolio of investments may change the Company’s assessment regarding the recoverability of its deferred tax asset and would likely result in a valuation allowance. If a valuation allowance is required to reduce the deferred tax asset in the future, it could have a material impact on the Company’s net asset value and results of operations in the period it is recorded.

Total income taxes were different from the amount computed by applying the federal statutory income tax rate of 35 percent to the net investment loss and realized and unrealized gains (losses) on investments and interest rate swap contracts before taxes for the year ended November 30, 2008, as follows:

Computed “expected” federal income tax	$322,496
State income tax, net of federal tax benefit	18,376
Other, net	(881)

Total income tax benefit	$339,991

At November 30, 2008, the cost basis of investments for federal income tax purposes was $1,023,198. The cost basis of investments includes a $142,583 reduction in basis attributable to the Company’s portion of the allocated losses from its MLP investments. At November 30, 2008, gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation of investments	$184,587
Gross unrealized depreciation of investments	(264,172)

Net unrealized depreciation before tax and interest rate swap contracts	(79,585)
Net unrealized depreciation on interest rate swap contracts	(8,877)

Net unrealized depreciation before tax	(88,462)

Net unrealized depreciation after tax	$(55,820)

KAYNE ANDERSON MLP INVESTMENT COMPANY
NOTES TO FINANCIAL STATEMENTS — (CONTINUED)
(amounts in 000’s, except option contracts written, share and per share amounts)

The Company adopted FIN 48 as of December 1, 2007, and the adoption of the interpretation did not have a material effect on the Company’s net asset value. The Company’s policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on its Statement of Operations. As of November 30, 2008, the Company does not have any interest or penalties associated with the underpayment of any income taxes. All tax years since inception remain open and subject to examination by tax jurisdictions.

7.	Restricted Securities

From time to time, certain of the Company’s investments may be restricted as to resale. For instance, securities that are not registered under the Securities Act of 1933, as amended, and cannot, as a result, be offered for public sale in a non-exempt transaction without first being registered. In other cases, certain of the Company’s investments have restrictions such as lock-up agreements that preclude the Company from offering these securities for public sale.

At November 30, 2008, the Company held the following restricted investments:

			Number of				Fair
			Units,				Value	Percent	Percent
		Type of	Principal ($)	Acquisition	Cost	Fair	per	of Net	of Total
Investment	Security(1)	Restriction	(in 000’s)	Date	Basis	Value	Unit	Assets	Assets

Clearwater Natural Resources, L.P.	Common Units	(2)	3,889	(3)	$72,860	$19,445	$5.00	3.0%	1.9%
Clearwater Natural Resources, L.P.	Term Loan	(2)	$12,810	(4)	12,838	11,862	n/a	1.8	1.1
Clearwater Natural Resources, L.P.	Deferred Participation Units	(2)	41	3/5/2008	—	—	—	0.0	0.0
Clearwater Natural Resources, L.P.	Warrants	(2)	34	9/29/2008	—	167	4.99	0.1	0.0
CNR GP Holdco, LLC	LLC Interests	(2)	n/a	3/5/2008	1,083	1,513	1,513	0.2	0.1

					$86,781	$32,987		5.1%	3.1%

(1)	Restricted security that represent Level 3 under SFAS No. 157. Security is valued using inputs reflecting the Company’s own assumptions as more fully described in Note 2 — Significant Accounting Policies.

(2)	On January 7, 2009, Clearwater Natural Resources, LP (“Clearwater”) and Clearwater Natural Resources, LLC (Clearwater’s general partner) filed a voluntary petition under Chapter 11 of the U.S. Bankruptcy Code (See Note 16 — Subsequent Events for further discussion).

(3)	The Company purchased common units on August 1, 2005 and October 2, 2006.

(4)	The Company purchased term loans on January 11, 2008; February 28, 2008; May 5, 2008; July 8, 2008; August 6, 2008; and September 29, 2008.

8.	Option Contracts

Transactions in option contracts for the fiscal year ended November 30, 2008 were as follows:

	Number of
	Contracts	Premium

Call Options Purchased
Options outstanding at beginning of year	—	—
Options purchased	17,100	$5,243
Options exercised	—	—
Options expired	—	—

Options outstanding at end of year	17,100	$5,243

Call Options Written
Options outstanding at beginning of year	—	—
Options written	(1,580)	$(152)
Options written terminated in closing purchase transactions	—	—
Options exercised	—	—
Options expired	780	51

Options outstanding at end of year	(800)	$(101)

KAYNE ANDERSON MLP INVESTMENT COMPANY
NOTES TO FINANCIAL STATEMENTS — (CONTINUED)
(amounts in 000’s, except option contracts written, share and per share amounts)

9.	Investment Transactions

For the fiscal year ended November 30, 2008, the Company purchased and sold securities in the amount of $120,643 and $427,046 (excluding short-term investments, options and interest rate swaps), respectively.

10.	Revolving Credit Facility

On April 15, 2008, the Company entered into a new $200,000 unsecured revolving credit facility (the “New Facility”). The New Facility has a 364-day commitment terminating on April 14, 2009 that may be extended for additional non-overlapping 364-day periods if mutually agreed upon by both the Company and Custodial Trust Company (“CTC”), an affiliate of the Company’s administrator, Bear Stearns Funds Management Inc. Outstanding loan balances under the New Facility will accrue interest daily at a rate equal to the one-month LIBOR plus 1.65 percent. The Company will pay a fee equal to a rate of 0.50 percent per annum on any unused amounts of the New Facility. The New Facility contains various covenants of the Company related to other indebtedness, liens and limits on the Company’s overall leverage. A full copy of the New Facility can be found on the Company’s website, www.kaynefunds.com.

On August 29, 2008, the New Facility was assigned by CTC to its affiliate, JPMorgan Chase Bank, N.A.

Prior to entering into the New Facility, the Company had an uncommitted secured revolving credit facility with CTC, under which the Company borrowed from CTC an aggregate amount of up to the lesser of $200,000 or the maximum amount the Company was permitted to borrow under the 1940 Act, subject to certain limitations imposed by CTC.

For the fiscal year ended November 30, 2008, the average amount outstanding under the Company’s credit facilities was $34,926 with a weighted average interest rate of 3.32%. As of November 30, 2008, the Company had no outstanding borrowings under the New Facility.

On January 19, 2009, the Company reduced the credit commitment under its revolving credit facility with JPMorgan Chase Bank, N.A. from $200,000 to $125,000 (See Note 16 — Subsequent Events for further discussion).

11.	Senior Unsecured Notes

On June 19, 2008, the Company issued $450,000, aggregate principal amount, of senior unsecured fixed and floating rate notes (the “Senior Unsecured Notes”) in a private placement. The net proceeds from the issuance, combined with borrowings under the Company’s credit facility, were used to redeem all $505,000, aggregate principal amount, of the Company’s then outstanding auction rate senior notes (“ARNs”) between July 7, 2008 and July 14, 2008. From the issuance date of the Senior Unsecured Notes until July 14, 2008, the Company incurred $1,457 in interest costs associated with the ARNs. The Company wrote-off $5,528 of debt issuance costs associated with the ARNs that were redeemed.

Since the beginning of the Company’s fiscal fourth quarter, the market prices for publicly traded MLP securities have declined substantially. As a result of this decline, on October 8, 2008 and October 10, 2008, the Company completed the repurchase of $60,000 and $20,000, respectively, aggregate principal amount of Floating Rate Series L Senior Notes at 101% of par value. On November 28, 2008, the Company completed the repurchase of $66,000 aggregate principal amount of Floating Rate Senior Notes Series H, J, and L at par value. In each transaction, the Company used available cash on hand to repay the Senior Unsecured Notes in order to manage its compliance with asset coverage ratios under the 1940 Act and the terms of its Senior Unsecured Notes. The Company wrote-off $1,102 of debt issuance costs associated with the Senior Unsecured Notes that were repurchased.

KAYNE ANDERSON MLP INVESTMENT COMPANY
NOTES TO FINANCIAL STATEMENTS — (CONTINUED)
(amounts in 000’s, except option contracts written, share and per share amounts)

The table below sets forth the key terms of each series of the Senior Notes:

	Principal	Notes	Principal
Series	Issued	Repurchased	Outstanding	Rate	Maturity

G	$75,000	$—	$75,000	5.645%	6/19/2011
H	25,000	5,000	20,000	3-month LIBOR + 225 bps	6/19/2011
I	60,000	—	60,000	5.847%	6/19/2012
J	40,000	16,000	24,000	3-month LIBOR + 225 bps	6/19/2012
K	125,000	—	125,000	5.991%	6/19/2013
L	125,000	125,000	—	3-month LIBOR + 230 bps	6/19/2013

Total	$450,000	$146,000	$304,000

Holders of the fixed rate Senior Unsecured Notes (Series G, Series I and Series K) are entitled to receive cash interest payments semi-annually (on June 19 and December 19) at the fixed rate. Holders of the floating rate Senior Notes (Series H and J) are entitled to receive cash interest payments quarterly (on March 19, June 19, September 19, and December 19) at the floating rate equal to the 3-month LIBOR plus 2.25% or 2.30% depending on the series.

During the period, the average principal balance outstanding was $423,049 with a weighted average interest rate of 5.61%.

The Senior Unsecured Notes are not listed on any exchange or automated quotation system. Under the 1940 Act and the terms of the Senior Unsecured Notes, the Company may not declare dividends or make other distributions on shares of common stock or purchases of such shares if, at any time of the declaration, distribution or purchase, asset coverage with respect to the outstanding Senior Unsecured Notes would be less than 300%. The Senior Unsecured Notes contain various covenants of the Company related to other indebtedness, liens and limits on the Company’s overall leverage.

The Senior Unsecured Notes are redeemable in certain circumstances at the option of the Company. The Senior Unsecured Notes are also subject to a mandatory redemption to the extent needed to satisfy certain requirements if the Company fails to meet an asset coverage ratio required by law and is not able to cure the coverage deficiency by the applicable deadline, or fails to cure a deficiency as stated in the Company’s rating agency guidelines in a timely manner. A full copy of the note purchase agreement can be found on the Company’s website, www.kaynefunds.com.

The Senior Unsecured Notes are unsecured obligations of the Company and, upon liquidation, dissolution or winding up of the Company, will rank: (1) senior to all the Company’s outstanding preferred shares; (2) senior to all of the Company’s outstanding common shares; (3) on a parity with any unsecured creditors of the Company and any unsecured senior securities representing indebtedness of the Company; and (4) junior to any secured creditors of the Company.

At November 30, 2008, the Company was in compliance with all covenants required under the Senior Unsecured Notes agreements.

Prior to the redemption of the Company’s ARNs, holders were entitled to interest payments at an annual rate that varied for each rate period. The weighted average interest rates of Series A, B, C, E and F ARNs during the fiscal year ended November 30, 2008 were 5.31%, 5.33%, 5.82%, 5.36% and 5.45%, respectively. These weighted average interest rates were based on the weekly and monthly auctions, as appropriate, of the ARNs and did not include commissions paid to the auction agent.

12.	Preferred Stock

At November 30, 2008, the Company had 3,000 shares of Series D Auction Rate Preferred Stock (“ARP Shares”) outstanding, totaling $75,000. The Company has 10,000 shares of authorized preferred stock. The preferred stock has rights determined by the Board of Directors. The ARP Shares have a liquidation value of $25,000 per share plus any accumulated, but unpaid dividends, whether or not declared.

Holders of the ARP Shares are entitled to receive cash dividend payments at an annual rate that may vary for each rate period. The dividend rate as of November 30, 2008 was 2.70%. The weighted average dividend

KAYNE ANDERSON MLP INVESTMENT COMPANY
NOTES TO FINANCIAL STATEMENTS — (CONTINUED)
(amounts in 000’s, except option contracts written, share and per share amounts)

rate for the fiscal year ended November 30, 2008, was 5.63%. This rate includes the applicable rate based on the latest results of the auction and does not include commissions paid to the auction agent. Under the 1940 Act, the Company may not declare dividends or make other distribution on shares of common stock or purchases of such shares if, at any time of the declaration, distribution or purchase, asset coverage with respect to the outstanding senior securities representing indebtedness and preferred stock would be less than 200%.

Since February 14, 2008, there have been more ARP Shares offered for sale then there were buyers of those ARP Shares, and as a result, the auctions of the Company’s Series D ARP Shares have failed. As a result, the dividend rate on the ARP Shares has been set at such maximum rate. Based on the Company’s current credit ratings, the maximum rate is equal to 200% of the greater of (a) the AA Composite Commercial Paper Rate or (b) the applicable LIBOR rate.

The ARP Shares are redeemable in certain circumstances at the option of the Company. The ARP Shares are also subject to a mandatory redemption if the Company fails to meet an asset coverage ratio required by law, or fails to cure deficiency as stated in the Company’s rating agency guidelines in a timely manner.

The holders of the ARP Shares have voting rights equal to the holders of common stock (one vote per share) and will vote together with the holders of shares of common stock as a single class except on matters affecting only the holders of ARP Shares or the holders of common stock.

13.	Interest Rate Swap Contracts

The Company has entered into interest rate swap contracts to partially hedge itself from increasing interest expense on its leverage resulting from increasing short-term interest rates. A decline in interest rates may result in a decline in the value of the swap contracts, which, everything else being held constant, would result in a decline in the net assets of the Company. In addition, if the counterparty to the interest rate swap contracts defaults, the Company would not be able to use the anticipated receipts under the swap contracts to offset the interest payments on the Company’s leverage. At the time the interest rate swap contracts reach their scheduled termination, there is a risk that the Company would not be able to obtain a replacement transaction or that the terms of the replacement transaction would not be as favorable as on the expiring transaction. In addition, if the Company is required to terminate any swap contract early, then the Company could be required to make a termination payment. On May 15, and June 11, 2008, the Company terminated $285,000 and $140,000, aggregate notional amount, of interest rate swap contracts with a weighted average fixed interest rate of 4.95% and 4.42% for $13,677 and $2,892, respectively.

As of November 30, 2008, the Company had entered into five interest rate swap contracts with UBS AG as summarized below.

			Net
		Fixed Rate	Unrealized
Termination	Notional	Paid by the	Appreciation/
Date	Amount	Company	(Depreciation)

12/6/2010	$50,000	3.85%	$(1,931)
1/22/2011	50,000	3.20	(1,298)
10/17/2010	25,000	2.95	(488)
10/17/2011	50,000	3.40	(1,734)
4/1/2011	85,000	3.77	(3,426)

Total	$260,000		$(8,877)

At November 30, 2008, the weighted average duration of the interest rate swap contracts was 2.3 years and the weighted average fixed rate was 3.53%. For all five interest rate swap contracts, the Company receives a floating rate, based on one-month LIBOR.

14.	Common Stock

The Company has 199,990,000 shares of common stock authorized and 44,176,186 shares outstanding at November 30, 2008. As of that date, KACALP owned 4,000 shares. Transactions in common shares for the fiscal year ended November 30, 2008, were as follows:

Shares outstanding at November 30, 2007	43,225,549

KAYNE ANDERSON MLP INVESTMENT COMPANY
NOTES TO FINANCIAL STATEMENTS — (CONCLUDED)
(amounts in 000’s, except option contracts written, share and per share amounts)

Shares issued through reinvestment of cash distributions	950,637

Shares outstanding at November 30, 2008	44,176,186

15.	Notice of Potential Purchases of Preferred Stock

The Company may, from time to time, repurchase shares of its auction rate preferred stock for cash at a price not above the market value of such shares at the time of such purchase, subject to the requirements of applicable law.

16.	Subsequent Events

On December 18, 2008, the Company set aside for payment on January 9, 2009, a dividend/distribution to its common stockholders in the amount of $0.50 per share, for a total of $22,088. Of this total, $5,650 was reinvested into the Company, pursuant to the Company’s dividend reinvestment plan. In connection with that reinvestment, 343,871 shares of common stock were issued.

On December 24, 2008, the Company terminated $66,000 aggregate notional amount of interest rate swap contracts with an average fixed rate of 3.77% for $3,550.

On January 7, 2009, Clearwater Natural Resources, LP (“Clearwater”) and Clearwater Natural Resources, LLC (Clearwater’s general partner) filed a voluntary petition under Chapter 11 of the U.S. Bankruptcy Code. Both entities have continued operations as a debtor-in-possession. Clearwater’s existing lenders are providing debtor-in-possession financing and, as part of the financing agreement with the banks, Clearwater has agreed to pursue a sales process for the company.

On January 19, 2009, the Company reduced the credit commitment available under the revolving credit facility with JPMorgan Chase Bank, N.A. from $200,000 to $125,000.

KAYNE ANDERSON MLP INVESTMENT COMPANY
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of
Kayne Anderson MLP Investment Company:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, changes in net assets applicable to common stockholders and cash flows, and the financial highlights present fairly, in all material respects, the financial position of Kayne Anderson MLP Investment Company (the “Company”) at November 30, 2008, and the results of its operations, the changes in its net assets applicable to common stockholders, its cash flows, and its financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Company’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at November 30, 2008 by correspondence with the custodian, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Los Angeles, California
January 28, 2009